As filed with the Securities and Exchange Commission on October 22, 2003


                                                    1933 Act File No. 333-108572
                                                     1940 Act File No. 811-21200


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

        [ X ]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             [   ]      Pre-Effective Amendment No.  1
                             [   ]      Post-Effective Amendment No.

                                       and

        [ X ]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             [ X ]      Amendment No.  6

                  Neuberger Berman Real Estate Income Fund Inc.
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

                                 (212) 476-8800
              (Registrant's Telephone Number, including Area Code)

                                Peter E. Sundman
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

     Arthur C. Delibert, Esq.                  Ellen Metzger, Esq.
     Kirkpatrick & Lockhart LLP                Neuberger Berman, LLC
     1800 Massachusetts Avenue, N.W.           605 Third Avenue
     2nd Floor                                 New York, New York 10158-3698
     Washington, DC 20036-1800


Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



-------------------   ----------------   ----------------   ----------------   ------------------
Title of Securities   Amount Being       Proposed Maximum   Proposed Maximum   Amount of
Being Registered      Registered         Offering Price     Aggregate          Registration Fee
                                         Per Unit (1)       Offering Price     (2)
                                                            (1)
-------------------   ----------------   ----------------   ----------------   ------------------
-------------------   ----------------   ----------------   ----------------   ------------------
Preferred Stock            420           $25,000               $10,500,000         $ 849.45
-------------------   ----------------   ----------------   ----------------   ------------------


(1) Estimated solely for the purpose of calculating the registration fee.
(2) Of which, $323.60 was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                 SUBJECT TO COMPLETION, DATED OCTOBER 22, 2003


PROSPECTUS                                               [NEUBERGER BERMAN LOGO]


                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                            AUCTION PREFERRED SHARES
                              420 SHARES, SERIES A
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                   ---------


    THE OFFERING. Neuberger Berman Real Estate Income Fund Inc. ("Fund") is offering 420 newly issued Series A auction preferred shares. The shares are referred to in this Prospectus as "New Preferred Shares."



    THE FUND. The Fund is organized as a non-diversified, closed-end management investment company. Neuberger Berman Management Inc. ("NB Management") acts as the Fund's investment manager and Neuberger Berman, LLC acts as the Fund's sub-adviser (collectively, the investment manager and the sub-adviser are referred to as "Neuberger Berman").


    INVESTMENT OBJECTIVES. The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective.

    INVESTMENT PORTFOLIO. Under normal market conditions, the Fund invests:


    - at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts ("REITs")); and


    - at least 75% of its total assets in income-producing equity securities of REITs.


    The Fund will not invest more than 10% of its total assets in the securities of any single issuer. The Fund may invest up to 25% of its total assets in below-investment grade quality debt securities (such debt securities are commonly known as "junk bonds") as well as below-investment grade quality convertible and non-convertible preferred securities. There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."

                                 --------------


    THE FUND'S INVESTMENT POLICY OF INVESTING IN SECURITIES OF REAL ESTATE COMPANIES, INCLUDING REITS, AND ITS USE OF FINANCIAL LEVERAGE INVOLVE A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 27. THE MINIMUM PURCHASE AMOUNT OF NEW PREFERRED SHARES IS $25,000.


    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 --------------


                                                    PER SHARE            TOTAL
                                                    ---------         ----------

Price to Public...................................   $25,000          $
Sales Load........................................   $   250          $
Proceeds to the Fund..............................   $24,750          $


    Total offering expenses paid by the Fund (which do not include the sales
load) are estimated to be $     . "Proceeds to the Fund" does not reflect this
amount. The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date New Preferred Shares are first issued.

                                 --------------


A.G. EDWARDS & SONS, INC.



                              MERRILL LYNCH & CO.


                                                                 LEHMAN BROTHERS


                       Prospectus dated October   , 2003

    The underwriters are offering New Preferred Shares subject to various conditions. The underwriters expect to deliver New Preferred Shares in book-entry form, through the facilities of The Depository Trust Company, on or
about October   , 2003.



    NEUBERGER BERMAN. As of June 30, 2003, Neuberger Berman and its affiliates had approximately $63.7 billion in assets under management, including more than $1.4 billion in real estate-related securities, and continue an asset management history that began in 1939.



    Investors in New Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive rate periods for New Preferred Shares. New Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. New Preferred Shares also have priority over the Fund's outstanding common stock ("Common Shares") as to distribution of assets, as described in this Prospectus. Except for the initial rate period and initial dividend rate, described below, New Preferred Shares have the same terms as the currently outstanding Series A auction preferred shares. See "Description of New Preferred Shares." The dividend rate for the
initial rate period will be    %. The initial rate period is from the date of
issuance through           , 2003. For subsequent rate periods, New Preferred
Shares will pay dividends based on rates set at auction, which will usually be held every 7 days.


    After the initial rate period described in this Prospectus, investors may buy or sell New Preferred Shares through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus.


    Each prospective purchaser should review carefully the detailed information regarding the auction procedures which appears in this Prospectus and the Fund's Statement of Additional Information and should note that (i) an order placed at an auction constitutes an irrevocable commitment to hold, purchase or sell New Preferred Shares based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and
(iii) ownership of New Preferred Shares will be maintained in book-entry form by or through The Depository Trust Company (or any successor securities depository). New Preferred Shares are redeemable in whole or in part, at the option of the Fund, on the second business day prior to any date dividends are paid on New Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated unpaid dividends to the date of redemption. See "Description of New Preferred Shares--Redemption."



    New Preferred Shares will be senior to the Common Shares. New Preferred Shares are not listed on an exchange. The Common Shares are traded on the New York Stock Exchange under the symbol "NRL." It is a condition of closing this offering that New Preferred Shares at the time of closing carry ratings of AAA from Fitch Ratings and of Aaa from Moody's Investors Service, Inc.



    You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in New Preferred Shares, and retain it for future reference. A Statement of Additional Information, dated
October   , 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this Prospectus, by calling 877-461-1899 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (HTTP://WWW.SEC.GOV).


    New Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               PROSPECTUS SUMMARY


    THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN NEW PREFERRED SHARES. YOU SHOULD CAREFULLY READ THE ENTIRE PROSPECTUS, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO IT, PARTICULARLY THE SECTION ENTITLED "RISKS" BEGINNING ON PAGE 27, AS WELL AS THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S ARTICLES SUPPLEMENTARY.



THE FUND..........................................  Neuberger Berman Real Estate Income Fund Inc.
                                                    ("Fund") is organized as a non-diversified,
                                                    closed-end management investment company.
                                                    Neuberger Berman Management Inc.
                                                    ("NB Management") acts as the Fund's investment
                                                    manager and Neuberger Berman, LLC acts as the
                                                    Fund's sub-adviser (collectively, the investment
                                                    manager and the sub-adviser are referred to as
                                                    "Neuberger Berman").

                                                    The Fund commenced operations on November 29, 2002
                                                    upon the closing of an initial public offering of
                                                    shares of its common stock, par value $0.0001 per
                                                    share ("Common Shares"). The Common Shares are
                                                    traded on the New York Stock Exchange ("NYSE")
                                                    under the symbol "NRL." As of September 15, 2003,
                                                    the Fund had 1,260 Series A auction preferred
                                                    shares outstanding ("Outstanding Preferred
                                                    Shares") and 4,578,983 Common Shares outstanding.
                                                    See "The Fund."

THE OFFERING OF NEW PREFERRED SHARES..............  The Fund is offering newly issued shares of preferred stock, par value $0.0001 per share,
                                                    which have been designated Series A auction
                                                    preferred shares, with a purchase price of $25,000
                                                    per share plus dividends, if any, that have
                                                    accumulated from the date the Fund first issues
                                                    the preferred stock. The shares of preferred stock
                                                    offered hereby are called "New Preferred Shares"
                                                    in the rest of this Prospectus. The Outstanding
                                                    Preferred Shares and New Preferred Shares are
                                                    referred to collectively as "Preferred Shares" in
                                                    the rest of this Prospectus. Except for the
                                                    initial rate period and initial dividend rate, New
                                                    Preferred Shares have the same terms as
                                                    Outstanding Preferred Shares. New Preferred Shares
                                                    are offered by a group of underwriters (the
                                                    "Underwriters") led by A.G. Edwards & Sons, Inc.
                                                    See "Underwriting."

                                                    Issuance of New Preferred Shares represents
                                                    leverage financing of the Fund.

                                                    New Preferred Shares entitle their holders to
                                                    receive cash dividends at an annual rate that may
                                                    vary for the successive rate periods for New
                                                    Preferred Shares. In general, except as described
                                                    under "--Dividends and Rate Periods" below and
                                                    "Description of New Preferred Shares--Dividends
                                                    and Rate Periods," the rate period for New
                                                    Preferred Shares will be 7 days. The Bank of New
                                                    York, acting as auction agent ("Auction Agent"),
                                                    will determine the dividend rate for a particular
                                                    rate period by an auction



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
                                                    conducted on the business day next preceding the
                                                    start of that rate period. See "The Auction."

                                                    New Preferred Shares are not listed on an
                                                    exchange. Instead, investors may buy or sell New
                                                    Preferred Shares in an auction by submitting
                                                    orders to broker-dealers that have entered into an
                                                    agreement with the Auction Agent
                                                    ("Broker-Dealers") or to broker-dealers that have
                                                    entered into agreements with Broker-Dealers.

                                                    Generally, investors in New Preferred Shares will
                                                    not receive certificates representing ownership of
                                                    their shares. The Depository Trust Company or any
                                                    successor securities depository ("DTC") or its
                                                    nominee for the account of the investor's
                                                    broker-dealer will maintain record ownership of
                                                    New Preferred Shares in book-entry form. An
                                                    investor's broker-dealer, in turn, will maintain
                                                    records of that investor's beneficial ownership of
                                                    New Preferred Shares.

INVESTMENT OBJECTIVES OF THE
FUND..............................................  The Fund's primary investment objective is high current income. Capital appreciation is a
                                                    secondary investment objective. There can be no
                                                    assurance that the Fund's investment objectives
                                                    will be achieved. See "The Fund's Investments."

INVESTMENT PARAMETERS OF THE FUND'S PORTFOLIO.....  Under normal market conditions, the Fund invests at least 90% of its total assets in
                                                    income-producing common equity securities,
                                                    preferred securities, securities convertible into
                                                    equity securities ("convertible securities") and
                                                    non-convertible debt securities issued by "Real
                                                    Estate Companies." A Real Estate Company is a
                                                    company that generally derives at least 50% of its
                                                    revenue from the ownership, construction,
                                                    financing, management and/or sale of commercial,
                                                    industrial and/or residential real estate (or has
                                                    at least 50% of its assets invested in such real
                                                    estate). Real estate investment trusts ("REITs")
                                                    are considered to be Real Estate Companies.

                                                    The Fund invests at least 75% of its total assets,
                                                    under normal market conditions, in
                                                    income-producing equity securities issued by
                                                    REITs. A REIT is a Real Estate Company that pools
                                                    investors' funds for investment primarily in
                                                    income-producing real estate or in real
                                                    estate-related loans (such as mortgages) or other
                                                    interests. In general, the shares of a REIT are
                                                    freely traded, usually on a major stock exchange.
                                                    REITs historically have paid relatively high
                                                    dividends (as compared to other types of
                                                    companies), and the Fund intends to use these REIT
                                                    dividends in an effort to meet its primary
                                                    investment objective of high current income. The
                                                    Fund anticipates that, in current market
                                                    conditions, it will invest primarily in
                                                    "equity-oriented" REITs, which invest the majority
                                                    of their assets directly in real property and
                                                    derive their income primarily from rents.

                                                    The Fund currently invests approximately 70% to
                                                    80% of its total assets in common equity
                                                    securities and 20% to 30% of its total

                                                    assets in preferred securities issued by REITs and
                                                    other Real Estate Companies, although the actual
                                                    investment percentages can be expected to vary
                                                    over time.

                                                    The Fund will not invest more than 10% of its
                                                    total assets in the securities of any one issuer.

                                                    The Fund has a fundamental policy of concentrating
                                                    its investments in the U.S. real estate industry
                                                    and not concentrating in any other industry. This
                                                    policy cannot be changed without stockholder
                                                    approval.

                                                    Under normal market conditions, the Fund may
                                                    invest up to 20% of its total assets in debt
                                                    securities (including convertible and non-
                                                    convertible debt securities), such as debt
                                                    securities issued by Real Estate Companies and
                                                    U.S. government obligations.

                                                    The convertible and non-convertible preferred and
                                                    debt securities in which the Fund may invest are
                                                    sometimes collectively referred to in this
                                                    Prospectus as "Senior Income Securities." The Fund
                                                    may invest up to 25% of its total assets in Senior
                                                    Income Securities that are below-investment grade
                                                    quality (I.E., not rated in one of the four
                                                    highest grades), including unrated securities
                                                    determined by the Fund's investment manager to be
                                                    of comparable quality. Below-investment grade
                                                    quality debt securities are commonly referred to
                                                    as "junk bonds."

                                                    The Fund may invest up to 10% of its total assets
                                                    in securities of non-U.S. issuers located in
                                                    industrialized countries.

                                                    The Fund may, for cash management purposes, during
                                                    a reasonable period following this offering, or
                                                    for defensive purposes, temporarily hold all or a
                                                    substantial portion of its assets in cash, in
                                                    high-quality, short-term money market instruments,
                                                    including shares of money market funds that are
                                                    managed by Neuberger Berman, or in high-quality
                                                    debt securities. A reasonable period following
                                                    this offering would not exceed three months. See
                                                    "The Fund's Investments" and "Risks."

                                                    The Fund's investments are subject to
                                                    diversification, liquidity and related guidelines
                                                    that may be established in connection with the
                                                    Fund's efforts to receive and maintain ratings of
                                                    Aaa and AAA from Moody's Investors Service, Inc.
                                                    ("Moody's") and Fitch Ratings ("Fitch"),
                                                    respectively, for New Preferred Shares. Ratings
                                                    issued by Moody's, Fitch or any other rating
                                                    agency do not eliminate or mitigate the risk of
                                                    investing in New Preferred Shares.

NEUBERGER BERMAN'S APPROACH TO SECURITIES.........  Neuberger Berman's investment philosophy in managing the Fund is driven by:
                                                    -  an experienced portfolio management staff that
                                                       believes in traditional on-site real estate
                                                       analysis and frequent meetings with company
                                                       management;

                                                    -  a distinct investment approach that combines
                                                       fundamental securities analysis and direct real
                                                       estate analysis with property sector
                                                       diversification;
                                                    -  a disciplined valuation methodology that seeks
                                                       attractively priced real estate securities
                                                       relative to their historical growth rates and
                                                       alternative property sectors; and
                                                    -  an investment strategy that seeks to develop a
                                                       portfolio with a broad mix of real estate
                                                       securities through quality stock selection and
                                                       property sector allocation.

                                                    Neuberger Berman focuses on quality of management,
                                                    relative equity valuation levels within the real
                                                    estate securities universe and relative property
                                                    sector performance expectations.

RATINGS OF NEW PREFERRED
SHARES............................................  The Fund will issue New Preferred Shares only if the shares carry a credit quality rating of Aaa
                                                    from Moody's and AAA from Fitch at the time of
                                                    closing. Of course, there can be no assurance that
                                                    New Preferred Shares will carry a rating of Aaa
                                                    from Moody's and AAA from Fitch at all times in
                                                    the future. These ratings are an assessment of the
                                                    capacity and willingness of an issuer to pay
                                                    preferred stock obligations. The ratings are not a
                                                    recommendation to purchase, hold or sell those
                                                    shares inasmuch as the rating does not comment as
                                                    to market price or suitability for a particular
                                                    investor. The ratings described above also do not
                                                    address the likelihood that an owner of New
                                                    Preferred Shares will be able to sell such shares
                                                    in an auction or otherwise. The ratings are based
                                                    on current information furnished to Moody's and
                                                    Fitch by the Fund and NB Management and
                                                    information obtained from other sources. The
                                                    ratings may be changed, suspended or withdrawn in
                                                    the rating agencies' discretion as a result of
                                                    changes in, or the unavailability of, such
                                                    information. See "Description of New Preferred
                                                    Shares--Rating Agency Guidelines and Asset
                                                    Coverage."

USE OF PROCEEDS...................................  The net proceeds of this offering of New Preferred
                                                    Shares will be invested in accordance with the
                                                    Fund's investment objectives and policies as
                                                    stated herein. It is currently anticipated that
                                                    the Fund will be able to invest substantially all
                                                    of the net proceeds in securities of Real Estate
                                                    Companies that meet its investment objectives and
                                                    policies within three months after the completion
                                                    of this offering. Pending such investment, it is
                                                    anticipated that the proceeds will be invested in
                                                    high quality, short-term money market instruments,
                                                    including shares of money market funds that are
                                                    managed by Neuberger Berman.

INTEREST RATE TRANSACTIONS........................  In connection with the Fund's use of financial leverage through the issuance of Preferred Shares
                                                    or through the issuance of commercial paper and/or
                                                    borrowing by the Fund ("Borrowings")
                                                    (collectively, "Financial Leverage"), the Fund may
                                                    seek to hedge the interest rate risks associated
                                                    with the Financial Leverage through interest rate
                                                    swaps, caps or other derivative transactions.
                                                    These transactions involve investment techniques
                                                    and risks

                                                    different from those associated with portfolio
                                                    transactions in securities of Real Estate
                                                    Companies. There is no assurance that any interest
                                                    rate hedging transactions, if undertaken, will be
                                                    successful, and such transactions may adversely
                                                    affect the Fund's achievement of its investment
                                                    objectives. See "Interest Rate Transactions."

NEUBERGER BERMAN..................................  NB Management serves as the investment manager of the Fund. Subject to the general supervision of
                                                    the Fund's board of directors (the "Board" or the
                                                    "Board of Directors"), NB Management is
                                                    responsible for managing, either directly or
                                                    through others selected by it, the investment
                                                    activities of the Fund and the Fund's business
                                                    affairs and other administrative matters.

                                                    NB Management has retained Neuberger Berman, LLC
                                                    to serve as the Fund's sub-adviser, responsible
                                                    for providing investment recommendations and
                                                    research. NB Management (and not the Fund) pays a
                                                    portion of the fees it receives to Neuberger
                                                    Berman, LLC in return for its services. As of
                                                    June 30, 2003, Neuberger Berman and its affiliates
                                                    managed approximately $63.7 billion in total
                                                    assets, including more than $1.4 billion in real
                                                    estate-related securities, and continue an asset
                                                    management history that began in 1939.

                                                    Neuberger Berman Inc., the parent company of
                                                    NB Management and Neuberger Berman, LLC,
                                                    announced that it has entered into an agreement
                                                    with Lehman Brothers Holdings Inc. whereby Lehman
                                                    Brothers Holdings Inc. would acquire Neuberger
                                                    Berman Inc. The agreement is subject to the
                                                    approval of the stockholders of Neuberger Berman
                                                    Inc. If the agreement is approved by those
                                                    stockholders, regulatory approvals and consents
                                                    are obtained and certain other conditions are met,
                                                    it is anticipated that the closing will take place
                                                    in the fourth quarter of 2003. The acquisition
                                                    would constitute an "assignment" as defined in the
                                                    Investment Company Act of 1940, as amended (the
                                                    "1940 Act"), which would automatically terminate
                                                    the management and sub-advisory agreements of the
                                                    Fund. Accordingly, the Fund's Board of Directors
                                                    considered and approved a new management agreement
                                                    and sub-advisory agreement for the Fund. The new
                                                    agreements were approved by the Fund's
                                                    stockholders at a special meeting of stockholders
                                                    on September 23, 2003.

CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT.......  State Street Bank and Trust Company serves as custodian of the Fund's assets. The Bank of New
                                                    York serves as the Fund's Auction Agent, transfer
                                                    agent, registrar and dividend paying agent. See
                                                    "Custodian, Auction Agent and Transfer Agent."

SPECIAL RISK CONSIDERATIONS.......................  RISK IS INHERENT IN ALL INVESTING. Therefore,
                                                    before investing in New Preferred Shares of the
                                                    Fund, you should consider
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                                       7
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
                                                    certain risks carefully. The primary risks of
                                                    investing in New Preferred Shares are:

                                                    LEVERAGE RISK. The Fund's leveraged capital
                                                    structure creates special risks not associated
                                                    with unleveraged funds having similar investment
                                                    objectives and policies. These include the
                                                    possibility of higher volatility of the net asset
                                                    value of the Fund and New Preferred Shares' asset
                                                    coverage.

                                                    The Fund is offering New Preferred Shares, which
                                                    typically pay dividends based on short-term
                                                    interest rates, and will use the proceeds to buy
                                                    portfolio securities. If short-term interest rates
                                                    rise, dividend rates on New Preferred Shares may
                                                    rise so that the amount of dividends to be paid to
                                                    holders of New Preferred Shares ("New Preferred
                                                    Stockholders") exceeds the income from the
                                                    portfolio securities. Because income from the
                                                    Fund's entire investment portfolio (not just the
                                                    portion of the portfolio purchased with the
                                                    proceeds of this offering) is available to pay
                                                    dividends on New Preferred Shares, however,
                                                    dividend rates on New Preferred Shares would need
                                                    to greatly exceed the Fund's net portfolio income
                                                    before the Fund's ability to pay dividends on New
                                                    Preferred Shares would be jeopardized. If
                                                    long-term interest rates rise, this could
                                                    negatively impact the value of the Fund's
                                                    investment portfolio, reducing the amount of
                                                    assets serving as asset coverage for New Preferred
                                                    Shares.

                                                    AUCTION RISK. If an auction fails, you may not be
                                                    able to sell some or all of your New Preferred
                                                    Shares. Neither the Broker-Dealers nor the Fund
                                                    are obligated to purchase New Preferred Shares in
                                                    an auction or otherwise, nor is the Fund required
                                                    to redeem New Preferred Shares in the event of a
                                                    failed auction.

                                                    SECONDARY MARKET RISK. If you try to sell your New
                                                    Preferred Shares between auctions, you may not be
                                                    able to sell any or all of your shares, or you may
                                                    not be able to sell them for $25,000 per share
                                                    plus accumulated and unpaid dividends, especially
                                                    when market interest rates are rising. If the Fund
                                                    has designated a special rate period, changes in
                                                    interest rates are more likely to affect the price
                                                    you would receive if you sold your shares in the
                                                    secondary market. You may transfer your shares
                                                    outside of auctions only to or through a
                                                    Broker-Dealer or a broker-dealer that has entered
                                                    into an agreement with a Broker-Dealer.

                                                    RATING AGENCY AND ASSET COVERAGE RISK. A rating
                                                    agency could downgrade New Preferred Shares, which
                                                    could affect their liquidity and their value in a
                                                    secondary market. The value of the Fund's
                                                    investment portfolio may decline, reducing the
                                                    asset coverage for New Preferred Shares. The Fund
                                                    may be forced to redeem your New Preferred Shares
                                                    to meet regulatory or rating agency requirements
                                                    or may voluntarily redeem your shares.

                                                    In addition to the risks described above, certain
                                                    general risks of investing in the Fund may under
                                                    certain circumstances limit the

                                                    Fund's ability to pay dividends and meet its asset
                                                    coverage requirements on New Preferred Shares.
                                                    These risks include:

                                                    LIMITED OPERATING HISTORY. The Fund is organized
                                                    as a non-diversified, closed-end management
                                                    investment company and has been operational only
                                                    since November 29, 2002.

                                                    INVESTMENT RISK. An investment in the Fund is
                                                    subject to investment risk, including the possible
                                                    loss of the entire amount that you invest.

                                                    STOCK MARKET RISK. Your investment in Fund shares
                                                    will represent an indirect investment in REIT
                                                    shares and other real estate securities owned by
                                                    the Fund, substantially all of which are traded on
                                                    a national securities exchange or in the
                                                    over-the-counter markets. The value of the Fund's
                                                    portfolio securities will fluctuate, sometimes
                                                    rapidly and unpredictably. The Fund's use of
                                                    Financial Leverage magnifies stock market risk.

                                                    RISKS OF SECURITIES LINKED TO THE REAL ESTATE
                                                    MARKET. The Fund invests, under normal market
                                                    conditions, at least 90% of its total assets in
                                                    income-producing securities of Real Estate
                                                    Companies, including REITs. Although the values of
                                                    the securities of Real Estate Companies and REITs
                                                    reflect the perceived operating values of these
                                                    companies and do not always move in tandem with
                                                    the prices of real estate assets, because the Fund
                                                    concentrates its assets in the real estate
                                                    industry, your investment in the Fund may be
                                                    closely linked to the performance of the real
                                                    estate markets. Property values may fall due to
                                                    increasing vacancies or declining rents resulting
                                                    from economic, legal, cultural or technological
                                                    developments.

                                                    Values of the securities of Real Estate Companies
                                                    may fall, among other reasons, because of the
                                                    failure of borrowers from such Real Estate
                                                    Companies to pay their loans or because of poor
                                                    management of the real estate properties owned by
                                                    such Real Estate Companies. Many Real Estate
                                                    Companies, including REITs, utilize leverage (and
                                                    some may be highly leveraged), which increases
                                                    investment risk and could adversely affect a Real
                                                    Estate Company's operations and market value in
                                                    periods of rising interest rates. Restrictions
                                                    contained in the agreements under which many Real
                                                    Estate Companies borrow money from banks and other
                                                    lenders may affect a Real Estate Company's ability
                                                    to operate effectively. Real estate risks may also
                                                    arise where Real Estate Companies fail to carry
                                                    adequate insurance, or where a Real Estate Company
                                                    becomes liable for removal or other costs related
                                                    to environmental contamination. Real Estate
                                                    Companies may operate within particular sectors of
                                                    the real estate industry, such as apartments,
                                                    office and industrial, regional malls and
                                                    community centers, hotels and lodging and the
                                                    health care sector, that are subject to specific
                                                    sector-related risks.

                                                    Real Estate Companies tend to be small to
                                                    medium-sized companies. Real Estate Company
                                                    shares, like other smaller

                                                    company shares, can be more volatile than, and
                                                    perform differently from, larger company shares.
                                                    There may be less trading in a smaller company's
                                                    shares, which means that buy and sell transactions
                                                    in those shares could have a larger impact on the
                                                    share's price than is the case with larger company
                                                    shares.

                                                    REITs are subject to highly technical and complex
                                                    provisions of the Internal Revenue Code of 1986,
                                                    as amended (the "Code"). There is a possibility
                                                    that a REIT may fail to qualify for conduit income
                                                    tax treatment under the Code or may fail to
                                                    maintain exemption from registration under the
                                                    Investment Company Act of 1940, as amended (the
                                                    "1940 Act"), either of which could adversely
                                                    affect its operations. See "Risks--Risks of
                                                    Securities Linked to the Real Estate Market."

                                                    Terrorist incidents can adversely affect the value
                                                    of a property or an entire area substantially and
                                                    unexpectedly. These incidents can also disrupt or
                                                    depress the economy, business and tourism, which
                                                    may adversely affect the value of properties in
                                                    particular industries, e.g., hotels and retail
                                                    establishments. Higher insurance costs may
                                                    adversely affect Real Estate Companies, and
                                                    certain Real Estate Companies may be unable to
                                                    obtain certain kinds of insurance.

                                                    INTEREST RATE RISK. Interest rate risk is the risk
                                                    that fixed-income investments such as preferred
                                                    stocks and debt securities, and to a lesser extent
                                                    dividend-paying common stocks such as REIT common
                                                    shares, will decline in value because of changes
                                                    in interest rates. When market interest rates
                                                    rise, the market value of such securities
                                                    generally will fall. Generally, the longer the
                                                    maturity of a fixed-income security, the more its
                                                    value falls in response to a given rise in
                                                    interest rates. The Fund's investment in such
                                                    securities means that the net assets of the Fund
                                                    and the asset coverage for Preferred Shares will
                                                    tend to decline if market interest rates rise. See
                                                    "Risks--Interest Rate Risk."

                                                    INTEREST RATE TRANSACTIONS RISK. If the Fund
                                                    enters into interest rate hedging transactions, a
                                                    decline in interest rates may result in a decline
                                                    in the net amount receivable (or increase the net
                                                    amount payable) by the Fund under the hedging
                                                    transaction, which could result in a decline in
                                                    the Fund's net assets. See "Interest Rate
                                                    Transactions" and "Risks--Interest Rate
                                                    Transactions Risk."

                                                    CREDIT RISK. Credit risk is the risk that an
                                                    issuer of a debt security, or the counterparty to
                                                    a derivative contract or other obligation, becomes
                                                    unwilling or unable to meet its obligation to make
                                                    interest and principal payments. In general,
                                                    lower-rated debt securities carry a greater degree
                                                    of credit risk. If nationally recognized
                                                    statistical ratings organizations (each a "rating
                                                    agency") lower their ratings of debt securities in
                                                    the Fund's portfolio, the value of those
                                                    obligations could decline, which could reduce the
                                                    asset coverage on Preferred Shares and negatively
                                                    impact the rating agencies' ratings of the
                                                    Preferred Shares. Even

                                                    if an issuer does not actually default, adverse
                                                    changes in the issuer's financial condition may
                                                    negatively affect its credit rating or presumed
                                                    creditworthiness. These developments would
                                                    adversely affect the market value of the issuer's
                                                    obligations and, correspondingly, the net asset
                                                    value of the Fund. See "Risks--Credit Risk."

                                                    RISKS OF BELOW-INVESTMENT GRADE QUALITY
                                                    SECURITIES. The Fund may invest up to 25% of its
                                                    total assets in Senior Income Securities that are
                                                    below-investment grade quality. Securities that
                                                    are below-investment grade quality are regarded as
                                                    having predominantly speculative characteristics
                                                    with respect to capacity to pay interest and repay
                                                    principal. See "Risks--Risks of Investing in
                                                    Below-Investment Grade Quality Securities."

                                                    FOREIGN SECURITIES RISK. The Fund may invest up to
                                                    10% of its total assets in securities of issuers
                                                    located outside of the United States, which may be
                                                    denominated in currencies other than the U.S.
                                                    dollar. The prices of foreign securities may be
                                                    affected by factors not present with securities
                                                    traded in U.S. markets, including currency
                                                    exchange rates, foreign political and economic
                                                    conditions, less stringent regulation and higher
                                                    volatility. As a result, many foreign securities
                                                    may be less liquid and more volatile than U.S.
                                                    securities. To help control this risk, the Fund
                                                    will invest in foreign issuers located only in
                                                    industrialized countries. See "Risks--Foreign
                                                    Security Risk."

                                                    PORTFOLIO TURNOVER. The Fund may engage in
                                                    portfolio trading when considered appropriate by
                                                    NB Management. Although in normal market
                                                    conditions the Fund does not expect that its
                                                    annual portfolio turnover rate will exceed 50%,
                                                    the Fund has not established any limit on the rate
                                                    of portfolio turnover. A higher portfolio turnover
                                                    rate results in correspondingly greater brokerage
                                                    commissions and other transaction expenses that
                                                    are borne by the Fund, which would reduce the
                                                    amount of income available for distribution on
                                                    Preferred Shares. See "The Fund's
                                                    Investments--Investment Strategies and Parameters
                                                    of the Fund's Portfolio--Portfolio Turnover."

                                                    TERRORISM; EVENTS IN IRAQ. Some of the U.S.
                                                    securities markets were closed for a four-day
                                                    period as a result of the terrorist attacks on the
                                                    World Trade Center and Pentagon on September 11,
                                                    2001. These terrorist attacks, the war in Iraq and
                                                    its aftermath, the continuing occupation of Iraq
                                                    and other geopolitical events have led to, and may
                                                    in the future lead to, increased short-term market
                                                    volatility and may have long-term effects on U.S.
                                                    and world economies and markets. Those events
                                                    could also have an acute effect on individual
                                                    issuers or related groups of issuers. A similar
                                                    disruption of financial markets or other terrorist
                                                    attacks could adversely impact interest rates,
                                                    auctions, secondary trading, ratings, credit risk,
                                                    inflation and other factors relating to Preferred
                                                    Shares and adversely affect Fund service providers
                                                    and the Fund's operations. See "Risks--Terrorism;
                                                    Events in Iraq."


                                                    NON-DIVERSIFICATION RISK. The Fund is classified
                                                    as "non-diversified" under the 1940 Act. As a
                                                    result, it can invest a greater portion of its
                                                    assets in the securities of a single issuer than a
                                                    "diversified" fund. However, the Fund has adopted
                                                    a policy that it will not invest more than 10% of
                                                    its total assets in the securities of any one
                                                    issuer. Nonetheless, the Fund will be more
                                                    susceptible than a more widely-diversified fund to
                                                    any single corporate, economic, political or
                                                    regulatory occurrence. See "The Fund's
                                                    Investments" and "Risks--Non-Diversified Status."

                                                    ANTI-TAKEOVER PROVISIONS. The Fund's Articles of
                                                    Incorporation (which, as hereafter amended,
                                                    restated or supplemented from time to time, are,
                                                    together with the Articles Supplementary, referred
                                                    to as the "Articles") and Bylaws include
                                                    provisions that could limit the ability of other
                                                    entities or persons to acquire control of the Fund
                                                    or convert the Fund to an open-end fund. If the
                                                    Fund were converted to open-end status, the Fund
                                                    would have to redeem Preferred Shares. See
                                                    "Anti-Takeover and Other Provisions in the
                                                    Articles of Incorporation" and "Risks--Anti-
                                                    Takeover Provisions."

                                                    For further discussion of the risks associated
                                                    with investing in New Preferred Shares and the
                                                    Fund, see "Risks."

DIVIDENDS AND RATE PERIODS........................  The table below shows the dividend rate, the dividend payment date and the number of days for
                                                    the initial rate period for New Preferred Shares
                                                    offered in this Prospectus. For subsequent rate
                                                    periods, New Preferred Shares will pay dividends
                                                    based on a rate set at auctions normally held
                                                    every 7 days. In most instances, dividends are
                                                    payable on the first business day following the
                                                    end of the rate period. The rate set at an auction
                                                    will not exceed a maximum rate (which is
                                                    determined in accordance with procedures described
                                                    in the Articles Supplementary).

                                                    Dividends on New Preferred Shares will be
                                                    cumulative from the date the shares are first
                                                    issued and will be paid only out of legally
                                                    available funds.


                                                               DIVIDEND PAYMENT DATE    NUMBER OF DAYS OF
                                       INITIAL DIVIDEND RATE  FOR INITIAL RATE PERIOD  INITIAL RATE PERIOD
                                       ---------------------  -----------------------  -------------------
                                                  %                           , 2003

                                                    The Fund may, subject to certain conditions,
                                                    designate a special rate period of more than 7
                                                    days. These conditions include the Fund providing
                                                    certain notices to the Auction Agent, an auction
                                                    being held at which sufficient clearing bids exist
                                                    and the Fund mailing any notices of redemption and
                                                    depositing funds with the Auction Agent for any
                                                    such redemption. In addition, full cumulative
                                                    dividends, any amounts due with respect to
                                                    mandatory redemptions and any additional dividends
                                                    payable prior to such date must be paid in full.
                                                    The dividend payment dates for special rate
                                                    periods will be set out in the notice designating
                                                    a special rate period. The Fund may designate a
                                                    special rate period if market

                                                    conditions indicate that a longer rate period
                                                    would provide greater stability or attractive
                                                    dividend rates.

                                                    See "Description of New Preferred
                                                    Shares--Dividends and Rate Periods" and "The
                                                    Auction."

TRADING MARKETS...................................  New Preferred Shares are not listed on an exchange. Instead, you may place orders to buy or
                                                    sell New Preferred Shares at an auction that
                                                    normally is held periodically at the end of the
                                                    preceding rate period by submitting the orders to
                                                    a Broker-Dealer, or to a broker-dealer that has
                                                    entered into a separate agreement with a
                                                    Broker-Dealer. In addition to the auctions,
                                                    Broker-Dealers and other broker-dealers may
                                                    maintain a secondary trading market in New
                                                    Preferred Shares outside of auctions, but may
                                                    discontinue this activity at any time. There is no
                                                    assurance that a secondary market will exist or,
                                                    if one does exist, that it will provide New
                                                    Preferred Stockholders with liquidity. You may
                                                    transfer New Preferred Shares outside of auctions
                                                    only to or through a Broker-Dealer, or a
                                                    broker-dealer that has entered into a separate
                                                    agreement with a Broker-Dealer.

                                                    The table below shows the first auction date for
                                                    New Preferred Shares and the day on which each
                                                    subsequent auction will normally be held for the
                                                    series. The first auction date for New Preferred
                                                    Shares will be the business day before the
                                                    dividend payment date for the initial rate period
                                                    for the series. The start date for subsequent rate
                                                    periods normally will be the business day
                                                    following the auction date unless the then-current
                                                    rate period is a special rate period, or the day
                                                    that normally would be the auction date or the
                                                    first day of the subsequent rate period is not a
                                                    business day.


                                                    FIRST AUCTION DATE          SUBSEQUENT AUCTION
                                                    --------------------        --------------------

                                                                 , 2003

ASSET MAINTENANCE.................................  Under the Fund's Articles Supplementary, which establish and fix the rights and preferences of
                                                    New Preferred Shares, the Fund must maintain:

                                                    -  asset coverage of New Preferred Shares as
                                                       required by Moody's and Fitch or by any other
                                                       rating agency rating New Preferred Shares, and

                                                    -  asset coverage of at least 200% with respect to
                                                       senior securities that are stock, including New
                                                       Preferred Shares.

                                                    In the event that the Fund does not maintain these
                                                    coverage tests or cure any deficiencies in the
                                                    time allowed, some or all of New Preferred Shares
                                                    will be subject to mandatory redemption. See
                                                    "Description of New Preferred
                                                    Shares--Redemption--Mandatory Redemption."

                                                    Based on the composition of the Fund's portfolio
                                                    as of September 15, 2003, the asset coverage of
                                                    Preferred Shares as

                                                    measured pursuant to the 1940 Act would be
                                                    approximately 290% if the Fund were to issue all
                                                    of the New Preferred Shares offered in this
                                                    Prospectus, representing approximately 34% of the
                                                    Fund's average daily total assets minus
                                                    liabilities other than any aggregate indebtedness
                                                    that is entered into for purposes of leverage
                                                    ("Managed Assets").

VOTING RIGHTS.....................................  The 1940 Act requires that the holders of New
                                                    Preferred Shares and any other preferred stock of
                                                    the Fund, voting as a separate class, have the
                                                    right to elect at least two Directors of the Fund
                                                    at all times and to elect a majority of the
                                                    Directors at any time when two years' dividends on
                                                    New Preferred Shares or any other preferred stock
                                                    are unpaid.

                                                    As required under the Fund's Articles and the 1940
                                                    Act, certain other matters must be approved by a
                                                    vote of all stockholders of all classes voting
                                                    together and by a vote of the holders of New
                                                    Preferred Shares and any other preferred stock of
                                                    the Fund tallied separately. Each Common Share,
                                                    each New Preferred Share, each Outstanding
                                                    Preferred Share, and each share of any other
                                                    series of preferred stock of the Fund is entitled
                                                    to one vote per share. See "Description of New
                                                    Preferred Shares--Voting Rights" and
                                                    "Anti-Takeover and Other Provisions in the
                                                    Articles of Incorporation."

REDEMPTION........................................  Although the Fund will not ordinarily redeem New
                                                    Preferred Shares, it may be required to redeem New
                                                    Preferred Shares if, for example, the Fund does
                                                    not meet an asset coverage ratio required by law
                                                    or required by the Articles Supplementary or in
                                                    order to correct a failure to meet a rating agency
                                                    guideline in a timely manner. See "Description of
                                                    New Preferred Shares--Redemption--Mandatory
                                                    Redemption." The Fund also may redeem New
                                                    Preferred Shares voluntarily in certain
                                                    circumstances. See "Description of New Preferred
                                                    Shares--Redemption--Optional Redemption."

LIQUIDATION.......................................  The liquidation preference of New Preferred Shares is $25,000 per share, plus an amount equal to
                                                    accumulated but unpaid dividends (whether or not
                                                    earned or declared by the Fund, but excluding
                                                    interest thereon). See "Description of New
                                                    Preferred Shares--Liquidation."

FEDERAL INCOME TAXATION...........................  The Fund believes that the New Preferred Shares will constitute stock of the Fund and that
                                                    distributions by the Fund with respect to New
                                                    Preferred Shares (other than distributions in
                                                    redemption of New Preferred Shares that are
                                                    treated as exchanges of stock under
                                                    Section 302(b) of the Code) thus will constitute
                                                    dividends to the extent of the Fund's current or
                                                    accumulated earnings and profits, as calculated
                                                    for federal income tax purposes. Such dividends
                                                    generally will not qualify for the recently
                                                    enacted 15% maximum federal income tax rate on
                                                    certain dividends and thus will be taxable as
                                                    ordinary income (and subject to rates that
                                                    generally will be higher) to holders.
                                                    Distributions of net capital gain (the excess of
                                                    net long-term capital gain over net short-term

                                                    capital loss) that the Fund designates as capital
                                                    gain dividends will be treated as long-term
                                                    capital gains in the hands of holders receiving
                                                    such distributions. The Internal Revenue Service
                                                    ("IRS") requires that a regulated investment
                                                    company that has two or more classes of stock
                                                    (E.G., common stock and preferred stock) allocate
                                                    to each such class proportionate amounts of each
                                                    type of its income (such as ordinary income and
                                                    capital gains) based on the percentage of total
                                                    dividends distributed to each class for the
                                                    taxable year. Accordingly, the Fund intends each
                                                    taxable year to allocate capital gain dividends
                                                    among its Common Shares and Preferred Shares in
                                                    proportion to the total dividends paid to each
                                                    class with respect to such year. See "Tax
                                                    Matters."

                              FINANCIAL HIGHLIGHTS



    The following table includes selected data for a Common Share outstanding throughout the period and other performance information derived from the Fund's Unaudited Financial Information included in the Statement of Additional
Information dated October   , 2003. It should be read in conjunction with the
Unaudited Financial Information and notes thereto.



    Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on November 29, 2002 through September 15, 2003. Because the Fund was organized and commenced investment operations on November 29, 2002, the table covers approximately nine and a half months of operations, during which a portion of the Fund's portfolio was held in temporary investments pending investment in real estate securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.



                                                       FOR THE PERIOD
                                                     NOVEMBER 29, 2002*
                                                           THROUGH
                                                     SEPTEMBER 15, 2003
                                                         (UNAUDITED)
                                                    ---------------------
PER SHARE OPERATING PERFORMANCE:
  Common Share Net Asset Value, Beginning of
    Period........................................         $ 14.33**
                                                           -------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO
    COMMON STOCKHOLDERS:
      Net Investment Income...........................         .68
      Net Gains or Losses on Securities (both realized
      and unrealized)...............................          3.73
   Common Share Equivalent of Distributions to
     Preferred Shareholders From Net Investment
     Income..........................................        (0.05)
                                                           -------
   Total from Investment Operations Applicable to
     Common Stockholders.............................         4.36
                                                           -------
   Less: Distributions to Common Stockholders:
     From Net Investment Income......................        (1.04)
                                                           -------
   Less: Capital Charges:
     Issuance of Common Shares.......................        (0.03)
     Issuance of Preferred Shares....................        (0.14)
                                                           -------
   Total Capital Charges.............................        (0.17)
                                                           -------
   Common Share Net Asset Value, End of Period.......      $ 17.48
                                                           -------
   Common Share Market Value, End of Period .........      $ 16.34
                                                           -------
   Total Investment Return on Common Share Net Asset
     Value...........................................       +30.37%***

   Total Investment Return on Common Share Market
     Value...........................................       +16.38%***

RATIOS/SUPPLEMENTAL DATA:
  Net Assets Applicable to Common Stockholders,
    End of Period (in millions)...................         $ 80.1
  Preferred Shares, at Redemption Value ($25,000
    per share liquidation preference
    (in millions).................................         $  31.5
  Ratio of Expenses to Average Net Assets
    Applicable to Common Stockholders.............            2.35%****
  Ratio of Expenses to Average Net Assets
    Applicable to Common Stockholders (before
    expense offset arrangements and net of expense
    waiver).......................................            1.81%****
  Ratio of Expenses to Average Net Assets
    Applicable to Common Stockholders (net of
    expense offset arrangements and expense
    waiver).......................................            1.81%****
  Ratio of Net Investment Income Excluding
    Preferred Share Dividends to Average Net
    Assets Applicable to Common Stockholders (net
    of expense reduction).........................            5.59%****
  Ratio of Preferred Share Dividends to Average
    Net Assets Applicable to Common
    Stockholders..................................            0.43%*****
  Ratio of Net Investment Income Including
    Preferred Share Dividends to Average Net
    Assets Applicable to Common Stockholders (net
    of expense reduction).........................            5.16%*****
  Portfolio Turnover Rate.........................              15%
  Asset Coverage per Preferred Share, End of
    Period........................................         $88,546


------------------------


  *  Commencement of operations.
 ** Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the holders of Common Shares ("Common Stockholders") from the $15.00 offering price.
*** Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the Common Stockholders on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.00 per share paid by the Common Stockholders on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.
**** Annualized. These ratios do not reflect the effect of dividends payments to
     Preferred Stockholders.
***** Annualized.




           See accompanying notes to Unaudited Financial Information

                                    THE FUND


    The Fund is organized as a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation on September 11, 2002 pursuant to Articles of Incorporation governed by the laws of the State of Maryland. The Fund issued an aggregate of 4,200,000 Common Shares, par value $0.0001 per share, pursuant to the initial public offering thereof and commenced operations on November 29, 2002. On December 18, 2002, the Fund issued 350,000 additional Common Shares in connection with a partial exercise by the Underwriters of their over-allotment option. The Fund's Common Shares are traded on the NYSE under the symbol "NRL." On February 7, 2003, the Fund issued 1,260 Series A auction preferred shares. The Fund's principal office is located at 605 Third Avenue, Second Floor, New York, New York 10158-0180, and its telephone number is 877-461-1899.



    The following provides information about the Fund's outstanding shares as of September 15, 2003:



                                                   AMOUNT HELD BY
             TITLE OF                   AMOUNT      THE FUND FOR        AMOUNT
               CLASS                  AUTHORIZED    ITS ACCOUNT      OUTSTANDING
               -----                 ------------  --------------  ----------------
              Common                  999,998,000*       0             4,578,983
             Preferred                      2,000        0                 1,260


-------------------


  * A total of 1,000,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated common stock pursuant to the Articles. The Board of Directors may classify or reclassify any unissued shares of capital stock from time to time without a stockholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has reclassified 2,000 shares of common stock as auction preferred shares, and has authorized the issuance of those Preferred Shares.

                                USE OF PROCEEDS



    The net proceeds of the offering of New Preferred Shares will be
approximately $     after payment of the sales load and estimated offering
costs. The Fund will invest the net proceeds of this offering in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds that are managed by Neuberger Berman.

                                 CAPITALIZATION


    The following table sets forth the unaudited capitalization of the Fund as of September 15, 2003, and as adjusted to give effect to the issuance of New Preferred Shares offered in this Prospectus.



                                           AS OF SEPTEMBER 15, 2003
                                                 (UNAUDITED)
                                          --------------------------
                                             ACTUAL     AS ADJUSTED
                                             ------     -----------
Preferred Shares, par value $0.0001 per
  share, $25,000 per share liquidation
  preference; (1,260 Preferred Shares
  issued; 1,680 Preferred Shares, as
  adjusted).............................  $ 31,500,000  $ 42,000,000
Stockholders' equity:
  Common Shares, par value, $0.0001 per
    share (4,578,983 shares issued and
    outstanding)........................           458           458
  Capital in excess of par value
    attributable to Common Shares.......    64,808,261    64,610,261
  Undistributed investment income
    (loss)--net.........................    (1,870,439)   (1,870,439)
Accumulated realized gain (loss)--net...       699,844       699,844
Unrealized appreciation on
  investments--net......................    16,425,151    16,425,151
Net Assets attributable to Common
  Shares................................  $ 80,063,275  $ 79,865,275
Managed Assets..........................  $111,563,275  $121,865,275



    As used in this Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common Shares and Preferred Shares, with no deduction for the liquidation preference of Preferred Shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding Preferred Shares from net assets so long as Preferred Shares have redemption features that are not solely within the control of the Fund. In connection with the rating of Preferred Shares, the Fund has established in its Articles various portfolio covenants to meet third-party rating agency guidelines. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the Preferred Shares. For all regulatory purposes, Preferred Shares will be treated as stock (rather than indebtedness).


                             THE FUND'S INVESTMENTS
INVESTMENT OBJECTIVES

    The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT STRATEGIES AND PARAMETERS OF THE FUND'S PORTFOLIO


    CONCENTRATION. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not concentrating in any other industry. This policy cannot be changed without stockholder approval. See "--Fundamental Investment Policies."



    REAL ESTATE COMPANIES. Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by Real Estate Companies. A Real Estate Company is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). The Fund may also invest in rights or warrants to purchase income-producing common and preferred securities of Real Estate Companies. REITs are considered to be Real Estate Companies. The Fund will not invest more than 10% of its total assets in the securities of any one issuer.



    In addition, the Fund normally invests at least 80% of its net assets plus the amount of any borrowing for investment purposes in securities of Real Estate Companies. If because of market action the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy. Although this is a non-fundamental policy, the Board will not change this policy without at least 60 days' notice to the Fund's stockholders.



    REITs. The Fund invests at least 75% of its total assets, under normal market conditions, in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. REITs historically have paid relatively high dividends (as compared to other types of companies), and the Fund intends to use these REIT dividends in an effort to meet its primary investment objective of high current income.


    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.


    The Fund anticipates that, in current market conditions, its investment in REITs will consist primarily of Equity REITs. The Fund may invest up to 10% of its total assets in any combination of Mortgage REITs and Hybrid REITs.



    Substantially all of the equity securities of Real Estate Companies, including REITs, in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest in both publicly and privately traded REITs.



    COMMON STOCKS, PREFERRED STOCKS AND CONVERTIBLE SECURITIES. Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by Real Estate Companies, including REITs.


    - COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

    - PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Preferred stocks in which the Fund invests generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

    - CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.


    In current market conditions, the Fund invests approximately:



    - 70% to 80% of its total assets in common equity securities issued by Real Estate Companies;



    - 20% to 30% of its total assets in preferred securities issued by Real Estate Companies; and


    - up to 5% of its total assets in convertible securities issued by Real Estate Companies.


    The actual investment percentages with respect to common equity securities, preferred securities and convertible securities are subject to market conditions at the time of such investment, the current market prices of such securities and Neuberger Berman's views on the marketplace for such securities. The Fund's portfolio composition can be expected to vary over time based on NB Management's assessment of market conditions.


    DEBT SECURITIES. In normal market conditions, the Fund may invest up to 20% of its total assets in debt securities (including convertible and non-convertible debt securities), such as debt securities issued by Real Estate Companies and U.S. government obligations. As noted above, the Fund may exceed this limit during its initial three months of operation.


    - DEBT SECURITIES OF REAL ESTATE COMPANIES. Debt securities in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. The debt securities in which the Fund invests may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits. The prices of debt securities generally vary inversely with interest rates.



    - U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

    If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "interest rate risk."

    BELOW-INVESTMENT GRADE QUALITY SECURITIES. The preferred securities and the convertible and non-convertible preferred and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as "Senior Income Securities." The Fund may invest in Senior Income Securities that are below-investment grade quality, including unrated securities determined by the Fund's investment manager to be of comparable quality. Below-investment grade quality Senior Income Securities are those that have received a rating lower than Baa or BBB by Moody's, Standard & Poor's ("S&P") or Fitch and unrated securities determined by NB Management to be of comparable quality. Below-investment grade quality debt securities are commonly referred to as "junk bonds." The Fund will not invest in below-investment grade quality Senior Income Securities if, as a result of such investment, more than 25% of the Fund's total assets would be invested in such securities. If a downgrade of one or more investment grade quality Senior Income Securities causes the Fund to exceed this 25% limit, the Fund's portfolio manager will determine, in his discretion, whether to sell any below-investment grade quality Senior Income Securities to reduce the percentage to below 25% of the Fund's total assets. It is possible, therefore, that the value of below-investment grade quality Senior Income Securities could exceed 25% of the Fund's total assets for an indefinite period of time. NB Management will monitor the credit quality of the Fund's Senior Income Securities.


    Securities that are below-investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The Fund may only invest in below-investment grade quality securities that are rated CCC or higher by S&P, Caa or higher by Moody's or CCC or higher by Fitch, or are unrated but determined to be of comparable quality by the Fund's investment manager. The issuers of these securities have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix B of the Statement of Additional Information.


    FOREIGN SECURITIES. At least 90% of the Fund's total assets will be invested in U.S. dollar-denominated securities of issuers located in the United States. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in countries considered by Neuberger Berman to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar.

    ILLIQUID SECURITIES. Substantially all of the equity securities of Real Estate Companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may, however, invest in illiquid securities (I.E., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and that are not deemed to be liquid, privately-traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Directors has the authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board has delegated to NB Management the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight of such determinations. Although no definitive liquidity criteria are used, the Board has directed NB Management to look for such factors as the nature of the market for a security (including the institutional private resale market); the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and other permissible relevant factors.


    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

    Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund is in a position where a substantial portion of the value of its total assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take steps NB Management deems advisable, if any, to protect liquidity.


    As discussed below under "Interest Rate Transactions," the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any interest rate swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.


    SHORT SALES AND DERIVATIVES. The Fund will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this Prospectus in connection with interest rate swap and interest rate cap transactions, futures and options on futures. See "Interest Rate Transactions."


    CASH POSITIONS. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following the completion of this offering and any offering of preferred stock or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of money market funds that are managed by Neuberger Berman or bonds or other debt securities. Doing so may help the Fund avoid losses but may mean lost opportunities for the Fund to achieve its investment objectives. A reasonable start up period following any offering would not exceed three months.


    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds for which NB Management serves as investment manager ("Affiliated Money Market Funds"). To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

    Cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. When assets are invested in an Affiliated Money Market Fund, NB Management waives a portion of its investment advisory fee on the Fund equal to the advisory fee paid on those assets by the Affiliated Money Market Fund.


    SECURITIES LENDING. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund may invest such cash collateral in Affiliated Money Market Funds, subject to the policies discussed above under "Cash Positions." Because the collateral received by the Fund is not considered a part of Managed Assets for purposes of calculating the Fund's advisory fee, there is no waiver of the advisory fee for collateral invested in an Affiliated Money Market Fund. The Fund will not lend portfolio securities representing more than one-third of its total assets.


    Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly, or if the Fund is prevented from disposing promptly of the collateral in the event the borrower defaults.

    PORTFOLIO TURNOVER. The Fund may engage in portfolio trading when
NB Management considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of NB Management, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See "Tax Matters."

FUNDAMENTAL INVESTMENT POLICIES


    The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental policies, as well as the investment objectives of the Fund, may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred stock, including, if issued, New Preferred Shares, voting as a single class, as well as by the vote of holders of a majority of the outstanding preferred stock tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See "Investment Objectives" and "Investment Strategies, Techniques and Risks" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Shares--New Preferred Shares--Voting Rights" and the Statement of Additional Information under "New Preferred Shares--Voting Rights" for additional information with respect to the voting rights of New Preferred Stockholders.

    The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a rating agency in connection with the Fund's utilization of Financial Leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Preferred Stockholders or the Fund's ability to achieve its investment objectives.


INVESTMENT PHILOSOPHY

    Neuberger Berman's investment philosophy in managing the Fund is driven by:


    - an experienced portfolio management staff that believes in traditional, on-site real estate analysis and frequent meetings with company management;


    - a distinct investment approach that combines fundamental securities analysis and direct real estate analysis with property sector diversification;

    - a disciplined valuation methodology that seeks attractively priced real estate securities relative to their historical growth rates and alternative property sectors; and


    - an investment strategy that seeks to develop a portfolio with a broad mix of real estate securities through quality stock selection and property sector allocation.



    Neuberger Berman focuses on quality of management, relative equity valuation levels within the real estate securities universe and relative property sector performance expectations.


INVESTMENT PROCESS


    The Neuberger Berman investment process for the Fund emphasizes internally-generated investment ideas derived from both top-down analysis of property sectors and bottom-up research on real estate securities. The investment process utilizes a relative valuation model that ranks securities on a daily basis and allows for a discrete buy/sell process.


    Neuberger Berman's investment process for the Fund consists of four primary investment areas: (1) macro research; (2) property sector research; (3) company research; and (4) portfolio management.


    Macro research consists of an overall assessment of the economy and expectations for economic growth on a national as well as regional basis. Macro research is considered essential in the construction of a real estate securities portfolio as a result of the breadth of lease duration levels among the respective property sectors. Macro research is also required in determining the level of demand across the primary property sectors. The resources available to conduct macro research include in-house economic research, Wall Street analysts and numerous economic reports.



    Property sector research is emphasized as a result of Neuberger Berman's belief that prudent property sector selection will produce consistent levels of investment performance versus an appropriate benchmark. Historically, there has been a material level of divergence in investment results among the core property sectors (multi-family, office, industrial and retail). The investment team seeks to identify property sector valuation disparities through the construction of and analysis of relative valuation models among the property sectors within the REIT industry. Property sector valuations are analyzed on both a relative and absolute basis. Relative valuation analysis is important because the investment team seeks to be fully invested in real estate securities at all times.


    Neuberger Berman's real estate securities research endeavors to focus its investment efforts on those firms that demonstrate attractive prospects for satisfactory levels of earnings growth and earnings consistency, as well as dividend growth and coverage. The companies with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors that Neuberger Berman focuses on include multiple-to-long-term earnings growth and net asset value-to-price. Neuberger Berman also assigns a quantitative score to its assessment of management and management strategy. A company's strategy and its ability to execute that strategy as well as the public market's acceptance of that strategy are considered a key company attribute in the investment review process. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favorable long-term prospects. Neuberger Berman will also consider the relative liquidity of each security in the construction of the Fund's portfolio.


    Portfolio construction consists of overweighting and underweighting specific property types, individual securities and geographic regions based on the previously described investment process. Portfolio weightings are measured against the appropriate benchmarks. In order to control risk, Neuberger Berman seeks to maintain a portfolio that is representative of the major property sectors and geographic regions.

                           INTEREST RATE TRANSACTIONS


    The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and capital structure.


SWAPS AND CAPS

    In connection with the Fund's use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's Financial Leverage.


    Interest rate caps require the Fund to pay a premium to the cap counterparty that would entitle the Fund, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the Fund's net earnings as a result of leverage.



    The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap or cap transaction, marked to market daily. The Fund will treat such amounts as illiquid.



    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Fund. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the Fund. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the

Fund's net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Fund by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's Financial Leverage.


    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage.


    Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NB Management believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NB Management regularly monitors the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.


    In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.


    The Fund may choose or be required to redeem some or all Preferred Shares or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.


FUTURES AND OPTIONS ON FUTURES

    The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

    The Fund will purchase or sell options on futures contracts only to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

                                     RISKS

    Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in New Preferred Shares.


LEVERAGE RISK



    The Fund uses leverage for investment purposes by issuing preferred stock. It is currently anticipated that, taking into account New Preferred Shares being offered in this Prospectus, the amount of leverage will represent approximately 34% of the Fund's net assets.



    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares or derivatives will be successful. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future. As long as Preferred Shares are outstanding, the Fund does not intend to utilize other forms of leverage.


    The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Fund, as a stockholder, would bear its proportionate share of the cost of such leveraging.


    Because the fees paid to NB Management are calculated on the basis of the Fund's Managed Assets (which includes the liquidation preference of Preferred Shares), the fee will be higher when leverage is utilized, giving NB Management an incentive to favor the use of leverage.



    The Fund is offering New Preferred Shares, which typically pay dividends based on short-term interest rates, and will use the proceeds to buy real estate equity securities that pay dividends based upon the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real Estate Company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on New Preferred Shares may rise so that the amount of dividends to be paid to New Preferred Stockholders exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of this offering) is available to pay dividends on New Preferred Shares, however, dividend rates on New Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on New Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for New Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.


AUCTION RISK



    New Preferred Stockholders may not be able to sell New Preferred Shares at an auction if the auction fails (that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares). Also, if a hold order is placed at an auction (an order to retain New Preferred Shares) only at a specified rate, and that bid rate exceeds the rate set at the auction, New Preferred Shares subject to that hold order will not be retained. Additionally, if you elect to buy or retain New Preferred Shares without specifying a rate below which you would not wish to continue to hold those New Preferred Shares, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your New Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of New Preferred Shares, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor the Fund are obligated to purchase New Preferred Shares in an auction or otherwise, nor is the Fund required to redeem New Preferred Shares in the event of a failed auction. See "Description of New Preferred Shares" and "The Auction--Auction Procedures."



SECONDARY MARKET RISK



    If you try to sell your New Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. The value of income securities typically falls when market interest rates rise, and securities with longer maturities or interest rate reset periods are affected more than shorter securities. Accordingly, if the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer, that person will not be able to submit bids at auctions with respect to New Preferred Shares. Broker-Dealers that maintain a secondary trading market for New Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. New Preferred Shares are not listed on a stock exchange or the Nasdaq Stock Market.



RATINGS AND ASSET COVERAGE RISK



    In order to obtain a rating of Aaa and AAA from Moody's and Fitch, respectively, the Fund must satisfy certain asset coverage and diversification requirements. See "Description of New Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a more detailed description of the asset tests the Fund must meet. While it is a condition to the closing of this offering that Moody's and Fitch assign a rating of Aaa and AAA, respectively, to New Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in New Preferred Shares. A rating agency could downgrade Preferred Shares, which may make New Preferred Shares less liquid at an auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades Preferred Shares, the Fund will alter its portfolio or redeem Preferred Shares, if appropriate, to address rating agency concerns.


    In certain circumstances the Fund may not earn sufficient income from its investments to pay dividends on New Preferred Shares. The value of the Fund's investment portfolio may decline, reducing the asset coverage for New Preferred Shares. The Fund may be forced to redeem New Preferred Shares to meet regulatory requirements or may voluntarily redeem New Preferred Shares in certain circumstances.


    An investment in New Preferred Shares is also subject to, among other risks, stock market risk, interest rate risk, credit risk, inflation risk, liquidity risk and derivatives risk. An investment in New Preferred Shares will also be subject to the risk associated with the fact that the Fund has a limited operating history organized. These risks are summarized below.



LIMITED OPERATING HISTORY



    The Fund is organized as a non-diversified closed-end management investment company that has been operational only since November 29, 2002.


INVESTMENT RISK

    An investment in the Fund is subject to investment risk, including possible loss of the entire amount that you invest.

STOCK MARKET RISK


    Your investment in New Preferred Shares will represent an indirect investment in REIT shares and other real estate securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The prices of the common shares of Real Estate Companies, including REITs, and other securities in which the Fund will invest, will fluctuate from day to day and may--either in the near term or over the long run--decline in value. The net asset value of the Fund and asset coverage of Preferred Shares may be affected by a decline in financial markets in general.



    The Fund's use of Financial Leverage magnifies stock market risks.


RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET


    The Fund invests in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:



    -  declines in the value of real estate;



    -  general and local economic conditions;



    -  unavailability of mortgage funds;



    -  overbuilding;



    -  extended vacancies of properties;



    -  increased competition;



    -  increases in property taxes and operating expenses;



    -  changes in zoning laws;



    - losses due to costs of cleaning up environmental problems and contamination;



    -  limitations on, or unavailability of, insurance on economic terms;

    - liability to third parties for damages resulting from environmental problems;



    -  casualty or condemnation losses;



    -  limitations on rents;



    -  changes in neighborhood values and the appeal of properties to tenants;



    - changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and



    -  changes in interest rates.


    As a result of these factors, the net asset value of the Fund may change at different rates compared to the net asset value of a registered investment company with investments in a mix of different industries. The performance of the Fund will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (E.G., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.

    If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.


    The performance of the economy in each of the regions in which the real estate owned by a Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.



    Real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.


    As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

    RETAIL PROPERTIES. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.

    COMMUNITY CENTERS. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

    OFFICE AND INDUSTRIAL PROPERTIES. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.


    HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.


    HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis; (4) deterioration, including bankruptcy, of tenants;
(5) occupancy rates; and (6) the general distress of the healthcare industry.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations and administrative and judicial interpretations of existing law. Changes may also be applied retroactively, and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.



    MULTIFAMILY/RESIDENTIAL PROPERTIES. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, the presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.



    SELF-STORAGE PROPERTIES. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.



    Other factors may also contribute to the level of risk of real estate investments.



    INSURANCE ISSUES. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some Real Estate Companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.


     FINANCIAL LEVERAGE. Real Estate Companies, including REITs, may be highly leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a Real Estate Company's obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be prevented from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.


    ENVIRONMENTAL RISKS. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company, and, as a result, the amount available to make distributions on its shares could be reduced.


    SMALLER COMPANIES. Even the larger Real Estate Companies tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than--and at times will perform differently from--larger company shares such as those found in the Dow Jones Industrial Average.



    TAX AND RELATED ISSUES. REITs are subject to highly technical and complex provisions of the Code. It is possible that the Fund may invest in a Real Estate Company that purports to be a REIT but fails to qualify as such under the Code. In the event of any such unexpected failure to qualify as a REIT, the Real Estate Company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. A REIT could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain its exemption from registration under the 1940 Act, either of which could adversely affect its operations. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their stockholders.



    Like a regulated investment company, a REIT that satisfies a minimum distribution requirement for a taxable year is not required to pay federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See "Tax Matters." Also like a regulated investment company, a REIT must make annual distributions to avoid a non-deductible 4% federal excise tax on certain undistributed real estate investment trust taxable income and capital gain net income. REITs generally make distributions to avoid the imposition of federal income and excise taxes in December each year (or make distributions in January that are treated for federal income tax purposes as made on the preceding December 31). Those distributions will be included in the Fund's income and realized gains, respectively (as of the ex-distribution date), even though some part thereof may represent a return of its investment in the distributing REITs' shares.



    TERRORISM. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries, E.G., hotels and retail establishments. Higher insurance costs may adversely affect Real Estate Companies, and certain Real Estate Companies may be unable to obtain certain kinds of insurance.

INTEREST RATE RISK


    Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. government obligations and debt securities, and to a lesser extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. Because investors generally look to REITs for a stream of income, the prices of REIT shares may be more sensitive to changes in interest rates than are other equity securities. The Fund's investment in such securities means that the Fund's net assets and the asset coverage for Preferred Shares will tend to decline if market interest rates rise.



    The Fund's use of leverage magnifies the interest rate risks. The Fund intends to use interest rate swaps, interest rate caps, futures contracts and options on futures contracts to help control interest rate risks. See "Interest Rate Transactions."


CREDIT RISK


    The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.



    If rating agencies lower their ratings of debt securities in the Fund's portfolio, the value of those obligations could decline, which could reduce the asset coverage on Preferred Shares and negatively impact the rating agencies' ratings of the Preferred Shares. Even if an issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.


RISKS OF INVESTING IN BELOW-INVESTMENT GRADE QUALITY SECURITIES

    Below-investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The prices of such securities have been found to be less sensitive to interest rate changes than higher-quality investments but more sensitive to adverse economic downturns or individual corporate developments. Yields on investment grade securities will fluctuate. If an issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.


    The secondary markets in which below-investment grade quality securities are traded may be less liquid than the market for higher-grade quality securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund. Valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may decrease the values and liquidity of below-investment grade quality securities.



    It is reasonable to expect that any adverse economic conditions could disrupt the market for below-investment grade quality securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

New laws and proposed new laws may have an adverse impact on the market for below-investment grade quality securities.


INTEREST RATE TRANSACTIONS RISK


    The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."


RISKS OF FUTURES AND OPTIONS ON FUTURES

    The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

    - Successful use of hedging transactions depends upon Neuberger Berman's ability to correctly predict the direction of changes in interest rates. While Neuberger Berman is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

    - There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

    - Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

    - There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

    - There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to it, it will not enter into such transaction.

INFLATION RISK


    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation, the real value of the dividends on Preferred Shares can decline.



TERRORISM; EVENTS IN IRAQ



    Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing occupation of Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to Preferred Shares and adversely affect Fund service providers and the Fund's operations, including its ability to conduct auctions.


FOREIGN SECURITY RISK

    The prices of foreign securities may be affected by factors not present in U.S. markets, including:

    - CURRENCY EXCHANGE RATES. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

    - FOREIGN POLITICAL AND ECONOMIC CONDITIONS. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

    - REGULATIONS. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

    - MARKETS. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

NON-DIVERSIFIED STATUS


    Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund can. As a result, the Fund will be more susceptible than a more widely-diversified fund to any single corporate, economic, political or regulatory occurrence. However, the Fund has adopted a policy that it will not invest more than 10% of its total assets in the securities of any one issuer. See "The Fund's Investments." Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the Code. See "Tax Matters."


ANTI-TAKEOVER PROVISIONS


    The Fund's Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem Preferred Shares. See "Anti-Takeover and Other Provisions in the Articles of Incorporation."


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

    The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

    NB Management serves as the investment manager of the Fund. Subject to the general supervision of the Board of Directors, NB Management is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.


    Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of June 30, 2003, Neuberger Berman and its affiliates had approximately
$63.7 billion in assets under management, including more than $1.4 billion in real-estate related securities.


    NB Management has retained Neuberger Berman, LLC to serve as sub-adviser to the Fund. See "Sub-Adviser" below. NB Management and Neuberger Berman, LLC are wholly-owned subsidiaries of Neuberger Berman Inc., a publicly-owned holding company, located at 605 Third Avenue, New York, New York 10158-3698.

    Steven R. Brown serves as Portfolio Manager of the Fund. Mr. Brown is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.
Mr. Brown joined Neuberger Berman in January 2002 to head up the firm's institutional and retail real estate securities effort. Until he joined Neuberger Berman, Mr. Brown managed institutional separate accounts and served as a Co-Portfolio Manager for the Cohen & Steers Equity Income Fund, Inc. and the Cohen & Steers Advantage Income Realty Fund, Inc. He joined Cohen & Steers in 1992. Prior to that, he was a debt rating analyst with Standard & Poor's Corporation covering REITs, homebuilders and commercial mortgage securities.

SUB-ADVISER

    NB Management has retained Neuberger Berman, LLC, 605 Third Avenue, New York, New York 10158-3698, to serve as the Fund's sub-adviser, responsible for providing investment recommendations and research.


    NB Management (and not the Fund) pays for the services rendered by Neuberger Berman, LLC based on the direct and indirect costs to Neuberger Berman, LLC in connection with those services. Neuberger Berman, LLC also serves as sub-adviser for all of the open-end management investment companies and the other closed-end management investment companies managed by NB Management. Neuberger Berman, LLC and NB Management employ experienced professionals that work in a competitive environment.


    Neuberger Berman Inc., the parent company of NB Management and Neuberger Berman, LLC, announced that it has entered into an agreement with Lehman Brothers Holdings Inc. whereby Lehman Brothers Holdings Inc. would acquire Neuberger Berman Inc. The agreement is subject to the approval of the stockholders of Neuberger Berman Inc. If the agreement is approved by those stockholders, regulatory approvals and consents are obtained, and certain other conditions are met, it is anticipated that the closing will take place in the fourth quarter of 2003.


    The acquisition would constitute an "assignment" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which would automatically terminate the management and sub-advisory agreements of the Fund. Accordingly, the Fund's Board of Directors considered and approved a new management agreement and sub-advisory agreement for the Fund. The new agreements were approved by the Fund's stockholders at a special meeting of stockholders on September 23, 2003.

MANAGEMENT AGREEMENT


    Pursuant to an investment management agreement between NB Management and the Fund (the "Management Agreement"), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of 0.60% of the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets") for the services and facilities it provides. The liquidation preference of Preferred Shares is not a liability or permanent equity. The Fund also pays NB Management a fee payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily Managed Assets for services provided under an administration agreement.



    In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred stock, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.



    NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts and for the time periods set forth below (covering commencement of the Fund's operations through October 31, 2011):



                       PERCENTAGE WAIVED (ANNUAL RATE AS A
                     PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO    PERCENTAGE WAIVED (ANNUAL RATE AS A
                            COMMON SHARES--ASSUMING NO         PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
   FISCAL PERIOD         FINANCIAL LEVERAGE IS ISSUED OR             COMMON SHARES--ASSUMING THE
ENDING OCTOBER 31,                 OUTSTANDING)                    ISSUANCE OF PREFERRED SHARES(2))
------------------   ----------------------------------------  ----------------------------------------
      2003(1)                         0.40%                                     0.61%
      2004                            0.40%                                     0.61%
      2005                            0.40%                                     0.61%
      2006                            0.40%                                     0.61%
      2007                            0.40%                                     0.61%
      2008                            0.32%                                     0.49%
      2009                            0.24%                                     0.37%
      2010                            0.16%                                     0.24%
      2011                            0.08%                                     0.12%


-------------------


(1)  From the commencement of the Fund's operations.
(2) Assumes the issuance of Preferred Shares in an amount equal to 34% of the Fund's total assets (after issuance).



    NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

    Because the fees received by NB Management are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), NB Management has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between NB Management and the holders of the Fund's Common Shares. Because holders of Preferred Shares or Borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any Financial Leverage, are paid only by the Common Stockholders, and not by holders of Preferred Shares or Borrowings.

                      DESCRIPTION OF NEW PREFERRED SHARES

    The following is a brief description of the terms of New Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of New Preferred Shares in the Fund's Articles Supplementary, which are attached as Appendix A to the Statement of Additional Information.

GENERAL

    Under the Articles, the Fund is authorized to issue up to 1,000,000,000 shares of capital stock, all of it originally designated Common Shares. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. New Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared by the Fund, but excluding interest thereon).


    New Preferred Shares will rank on a parity with Outstanding Preferred Shares, and with shares of any other class or series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All New Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. New Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights. If the net assets of the Fund increase, the Fund may offer additional shares of preferred stock to maintain the leverage ratio of the Fund.



    Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The Depository Trust Company or any successor securities depository ("DTC") or its nominee for the account of the investor's broker-dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.


DIVIDENDS AND RATE PERIODS


    GENERAL. The following is a general description of dividends and rate periods for New Preferred Shares. The initial rate period for New Preferred
Shares will be     days and the dividend rate for this period will be    %.
Subsequent rate periods normally will be 7 days, and the dividend rate for each such period will be determined by an auction generally held on the business day before commencement of the rate period. The Fund, subject to certain conditions, may change the length of subsequent rate periods, depending on its needs and NB Management's outlook for interest rates, by designating them as special rate periods. See "--Designations of Special Rate Periods" below.



    Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular dividend payment date, to the holders of the Preferred Shares as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.


    DIVIDEND PAYMENT DATES. Dividends on New Preferred Shares will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Articles and applicable law. The new dividend rate determined in an auction generally will apply to the period beginning on the first business day after the auction and lasting through the date of the next auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.


    Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the Auction Agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential New Preferred Stockholders). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, the current Broker-Dealers have indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.



    CALCULATION OF DIVIDEND PAYMENT. The Fund computes the amount of dividends per share payable on New Preferred Shares by multiplying the dividend rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the applicable rate period or part thereof, and the denominator of the fraction will be 365 for any rate period other than a special rate period and 360 for a special rate period. This rate is multiplied by $25,000 to arrive at the dividends per share. Dividends on New Preferred Shares will accumulate
from the date of their original issue, which is expected to be October   , 2003.
For each rate period after the initial rate period, the dividend rate will be the rate determined at auction, except as described below. The dividend rate that results from an auction cannot be greater than the maximum rate.



    The maximum rate for a rate period is normally the product of the applicable percentage (see Table I, below) and the reference rate (see Table II, below), each as of the auction date. In each case, the applicable percentage will be determined based on the lower of the credit rating or ratings assigned to Preferred Shares by Moody's and Fitch. If Moody's or Fitch or both shall not make such rating available, the percentage shall be determined by reference to equivalent ratings issued by a substitute rating agency, if possible.


                                    TABLE I
                          APPLICABLE PERCENTAGE TABLE


           RATINGS FOR NEW PREFERRED SHARES              APPLICABLE PERCENTAGE
-------------------------------------------------------  ---------------------
MOODY'S                                       FITCH
-------                                   -------------
Aa3 or higher                             AA- or higher          150%
A3 to A1                                    A- to A+             160%
Baa3 to Baa1                              BBB- to BBB+           250%
Below Baa3                                 Below BBB-            275%

    The reference rate used to determine the maximum rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                                    TABLE II
                              REFERENCE RATE TABLE


RATE PERIOD                                                           REFERENCE RATE
-----------                                         --------------------------------------------------
91 days or less                                     AA Financial Composite Commercial Paper Rate (see
                                                    Table III and its introductory paragraph)

92 days to 270 days                                 The AA Financial Composite Commercial Paper Rate
                                                    made available by the Federal Reserve Bank of New
                                                    York or, if the Federal Reserve Bank of New York
                                                    does not make available such a rate, the
                                                    arithmetic average of the interest equivalent (as
                                                    defined below) of rates on commercial paper placed
                                                    on behalf of issuers whose corporate bonds are
                                                    rated AA by S&P or the equivalent of such rating
                                                    by another rating agency, as quoted on a discount
                                                    basis or otherwise by the certain commercial paper
                                                    dealers to the Auction Agent for the close of
                                                    business on the business day immediately preceding
                                                    the date of calculation (rounded to the next
                                                    highest .001 of 1%).

271 days or more                                    Treasury Index Rate


    For purposes of the Reference Rate Table, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given number of days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.


    The AA Financial Composite Commercial Paper Rate is the rate for the applicable period on commercial paper issued by corporations whose bonds are rated AA by S&P or the equivalent of such rating by another rating agency, as made available by the Federal Reserve Bank of New York. If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis to the Auction Agent for the close of business on the business day immediately preceding such date by commercial paper dealers designated by the Fund. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.



    The AA Financial Composite Commercial Paper Rate for a regular 7-day rate period is the 7-day rate. The AA Financial Composite Commercial Paper Rate for a special rate period is as set forth in the table below:


                                   TABLE III
     AA FINANCIAL COMPOSITE COMMERCIAL PAPER RATE FOR SPECIAL RATE PERIODS

SPECIAL RATE PERIOD  AA COMPOSITE COMMERCIAL PAPER RATE*
-------------------  -----------------------------------
8 days to 31 days                30-day rate
32 days to 61 days               60-day rate
62 days to 91 days               90-day rate

-------------------

  *  Rates stated on a discount basis

    On or prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of auction results. The Fund does not intend to establish any reserves for the payment of dividends.


    In most, but not all, cases, if an auction for New Preferred Shares is not held when scheduled or if sufficient clearing bids have not been made in an auction (other than because all Preferred Shares are subject to submitted hold orders), the dividend rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the NYSE was closed for three or more consecutive business days due to circumstances beyond its control or the Auction Agent was not able to conduct an auction in accordance with the auction procedures due to circumstances beyond its control.



    RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. While any of New Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its Common Shares (other than in additional Common Shares or rights to purchase Common Shares) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to New Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:



    - In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to New Preferred Shares, any other preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "--Rating Agency Guidelines and Asset Coverage" below);



    - In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;


    - Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under "Rating Agency Guidelines and Asset Coverage" below) is met;


    - Full cumulative dividends on Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and



    - The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.



    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full on Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

    DESIGNATIONS OF SPECIAL RATE PERIODS. The Fund, in certain circumstances, may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (b) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (c) if the Fund shall have mailed a notice of redemption with respect to any New Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Fund will give New Preferred Stockholders notice of a special rate period as provided in the Articles Supplementary.


REDEMPTION


    MANDATORY REDEMPTION. In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating New Preferred Shares or (b) the 1940 Act Preferred Shares Asset Coverage, New Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Articles and applicable law at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption. In the event that the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares that are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to such mandatory redemption date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund is able to effect such redemption. Any such mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. See the Articles Supplementary, attached as Appendix A to the Statement of Additional Information, for more information concerning the circumstances in which the Fund must redeem Preferred Shares.



    In determining the number of New Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among New Preferred Shares of the Fund and any other preferred stock of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that it deems fair and equitable.



    OPTIONAL REDEMPTION. The Fund, at its option, may redeem shares of each series of New Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No New Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. New Preferred Shares may not be redeemed in part if fewer than 250 Preferred Shares would remain outstanding after the redemption. The Fund has the authority to redeem New Preferred Shares for any reason.

    Except for the mandatory and optional redemption provisions, which are more fully described in the Articles Supplementary, nothing contained in the Articles Supplementary limits any right of the Fund to purchase or otherwise acquire any New Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares for which notice of redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount tests after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of any series of New Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.


LIQUIDATION


    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with New Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of New Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to New Preferred Stockholders of the full preferential amounts provided for as described herein, New Preferred Stockholders as such shall have no right or claim to any of the remaining assets of the Fund.



    None of the sale of all or substantially all of the property or business of the Fund, the merger or consolidation of the Fund into or with any other corporation, or the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, dissolution or winding up of the affairs, whether voluntary or involuntary, for the purposes of the foregoing paragraph.



RATING AGENCY GUIDELINES AND ASSET COVERAGE



    The Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; the concept is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on the Fund's portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any absolute limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of
(a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected dividend and other payment obligations of the Fund.

    The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of September 15, 2003, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred stock (including Outstanding Preferred Shares), assuming the issuance on that date of all New Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $198,000, would have been computed as follows:



  Value of Fund assets less
         liabilities
   not constituting senior
          securities            =  $121,865,275 =  290%
------------------------------     -----------
Senior securities representing     $42,000,000
         indebtedness
             plus
liquidation value of Preferred
            Shares



    In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating New Preferred Shares or (b) the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to redeem New Preferred Shares as described under "Redemption--Mandatory Redemption" above.


    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for New Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without stockholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to New Preferred Shares.


    The Board of Directors may amend the definition of maximum rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum rate without the vote or consent of New Preferred Stockholders or any other stockholder of the Fund, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test.



    The Fund will issue New Preferred Shares only if the shares carry a credit quality rating of Aaa from Moody's and AAA from Fitch at the time of closing. Of course, there can be no assurance that the Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at all times in the future. As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on New Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of New Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and NB Management and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

    A rating agency's guidelines will apply to New Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating New Preferred Shares.

VOTING RIGHTS


    Except as otherwise provided in this Prospectus, in the Statement of Additional Information, in the Articles or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of Common Shares and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of Common Shares and holders of any other shares of preferred stock of the Fund as a single class.



    Holders of outstanding preferred stock, including Preferred Shares, voting as a separate class, are entitled at all times to elect two of the Fund's Directors. The remaining Directors normally are elected by holders of Common Shares and preferred stock, including Preferred Shares, voting together as a single class. If at any time dividends (whether or not earned or declared by the Fund, but excluding interest thereon) on outstanding preferred stock, including Preferred Shares, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding preferred stock, the number of Directors constituting the Board shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of outstanding preferred stock, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of stockholders that will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of outstanding preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred stock, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the holders of outstanding preferred stock (but not of the Directors with respect to whose election the holders of Common Shares were entitled to vote or the two Directors the holders of outstanding preferred stock have the right to elect in any event), will terminate automatically.


    So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of Preferred Shares outstanding at the time (voting together as a separate class):


    (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares or any other preferred stock, unless, in the case of preferred stock on a parity with Preferred Shares, the Fund obtains confirmation from Moody's (if Moody's is then rating Preferred Shares), Fitch (if Fitch is then rating Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating Preferred Shares) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to Preferred Shares and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of Preferred Shares is not required;

    (b) amend, alter or repeal the provisions of the Articles by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of Preferred Shares or Preferred Stockholders; provided, however, that
(i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect Preferred Stockholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;


    (c) authorize the Fund's conversion from a closed-end to an open-end investment company; or

    (d) approve any reorganization (as such term is used in the 1940 Act) adversely affecting Preferred Shares.

    So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.


    The Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Articles of a holder of shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under the Articles, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding Preferred Shares means the affirmative vote of the lesser of (a) 67% or more of the outstanding Preferred Shares present at a meeting of Preferred Stockholders or represented by proxy if the holders of more than 50% of the outstanding Preferred Shares are present or represented by proxy or (b) more than 50% of the outstanding Preferred Shares. However, to the extent permitted by Maryland law and the Articles, no vote of holders of Common Shares, either separately or together with holders of Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.


    The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

    The Articles Supplementary provide that, except as otherwise described herein, the applicable dividend rate for New Preferred Shares for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell New Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Articles Supplementary for a more complete description of the auction process.


    AUCTION AGENCY AGREEMENT. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the applicable rate for New Preferred Shares so long as the applicable rate is to be based on the results of an auction.


    The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the Auction Agent are unpaid). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.


    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for New Preferred Shares.



    The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of Preferred Shares held by a Broker-Dealer's customer upon settlement in the auction.



    The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The Auction Agent may not terminate the Broker-Dealer Agreement with A.G. Edwards & Sons, Inc. without the consent of the Fund.


AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for New Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of New Preferred Shares (a "Beneficial Owner") may submit orders with respect to such New Preferred Shares to that Broker-Dealer as follows:

    - Hold order--indicating its desire to hold such shares without regard to the applicable rate for the next rate period.

    - Bid--indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified in such bid.

    - Sell order--indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

    A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of New Preferred Shares then held by the Beneficial Owner. A Beneficial Owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the applicable maximum rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a Beneficial Owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell New Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional New Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.

    A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner of a series of New Preferred Shares but that wishes to purchase shares of such series or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.


    The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any New Preferred Shares held by it or by customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of New Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.


    There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential beneficial owners with rates or spreads equal to or lower than the applicable maximum rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the applicable maximum rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for Beneficial Owners of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the shares of such series available for purchase in the auction.


    If there are not sufficient clearing bids for shares of such series, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of New Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all outstanding Preferred Shares are the subject of submitted hold orders, then the applicable rate for the next rate period will be 80% of the reference rate. The Auction Agent will notify the Fund and the Broker-Dealers of the results of each auction.


    The Auction Procedures include a pro rata allocation of shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of New Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.


    The auctions for New Preferred Shares will normally be held every 7 days, and a rate period will normally begin on the following business day.


    If an auction date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.


    If a dividend payment date is not a business day because the NYSE is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:


    - the dividend payment date for the affected rate period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

    - the affected rate period will end on the day it otherwise would have ended; and

    - the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding New Preferred Shares of a series and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A          Owns 500 shares, wants to sell all 500    Bid order of 2.1% rate for all 500
                          shares if dividend rate is less than      shares
                          2.1%
Current Holder B          Owns 300 shares, wants to hold            Hold order--will take the dividend rate
Current Holder C          Owns 200 shares, wants to sell all 200    Bid order of 1.9% rate for all 200
                          shares if dividend rate is less than      shares
                          1.9%
Potential Holder D        Wants to buy 200 shares                   Places order to buy at or above 2.0%
Potential Holder E        Wants to buy 300 shares                   Places order to buy at or above 1.9%
Potential Holder F        Wants to buy 200 shares                   Places order to buy at or above 2.1%


    The lowest dividend rate that will result in all 1,000 New Preferred Shares being bought or continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.


SECONDARY MARKET TRADING AND TRANSFER OF NEW PREFERRED SHARES

    The Broker-Dealers may maintain a secondary trading market in New Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in New Preferred Shares will provide owners with liquidity of investment. New Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market.

    Investors who purchase shares in an auction (particularly if the Fund has declared a special rate period) should note that because the dividend rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.

    A Beneficial Owner or an existing holder may sell, transfer or otherwise dispose of New Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of New Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES


    The Articles authorize the issuance of 1,000,000,000 shares of capital stock. The Fund has issued 4,578,983 Common Shares with a par value of $0.0001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares are fully paid and non-assessable and have no preemptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "Description of New Preferred Shares" above.


    The Common Shares are listed on the NYSE under the trading or "ticker" symbol "NRL." The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE requirements in order for the Common Shares to remain listed.

                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                           ARTICLES OF INCORPORATION

    The Articles and the Fund's Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.


    The Articles require a vote by at least 75% of the Fund's Board and holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end management investment company;
(2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act. As noted above, Preferred Shares vote together with Common Shares on all matters. The 1940 Act also requires approval of a majority of the outstanding Preferred Shares, for any conversion from a closed-end to an open-end investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of Preferred Shares may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.



    The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.


    Reference should be made to the Articles on file with the Securities and Exchange Commission for the full text of these provisions. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.

    REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND


    The Fund is a closed-end management investment company and as such its Common Stockholders do not have the right to cause the Fund to redeem their shares. Instead, the Common Shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions or that share repurchases or tender offers will actually reduce market discount. Any determination to repurchase Common Shares would reduce the asset coverage for Preferred Shares and might make it necessary or desirable for the Fund to redeem Preferred Shares. As described above in "Description of New Preferred Shares--Dividends and Rate Periods--Restrictions on Dividends and Other Distributions," the repurchase of Common Shares may be restricted or prohibited at times when there exist unpaid distributions on Preferred Shares.



    If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.



    Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS


    The following is a brief summary of certain federal tax considerations affecting the Fund and its stockholders and does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances. This discussion assumes that you are a U.S. stockholder and will hold your New Preferred Shares as capital assets. We have provided more detailed information regarding the tax consequences of investing in the Fund in the Statement of Additional Information.



    The Fund intends to qualify for treatment as a regulated investment company under the Code which requires (among other things) that it distribute each taxable year to its stockholders at least 90% of its "investment company taxable income" (which generally includes dividends the Fund receives on shares of Real Estate Companies and other issuers, interest income, and the excess, if any, of net short-term capital gains over long-term capital losses, all determined without regard to the deduction for dividends paid). If the Fund so qualifies, it will not be required to pay federal income tax on any income and gains it distributes to its stockholders, but such distributions generally will be taxable to you as a stockholder of the Fund when received.



    The Fund believes that the New Preferred Shares will constitute stock of the Fund and that distributions by the Fund with respect to New Preferred Shares (other than distributions in redemption of New Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that New Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, Fund distributions to Preferred Stockholders would constitute interest, whether or not they exceeded the Fund's earnings and profits, would be included in full in the recipient's income, and would be taxed as ordinary income. Counsel to the Fund believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.



    The IRS requires that a regulated investment company that has two or more classes of stock (E.G., common stock and preferred stock) allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based on the percentage of total dividends distributed to each class for the taxable year. Accordingly, the Fund intends each taxable year to allocate capital gain dividends among its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such year.



    Dividends paid to you out of the Fund's investment company taxable income generally will be taxable as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of its earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable as long-term capital gain, regardless of how long you have held your New Preferred Shares. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution to you of an amount in excess of the Fund's current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce your tax basis in your shares; the amount of any such distribution in excess of your basis will be treated as gain from a sale of your shares. Stockholders not subject to tax on their income generally will not be required to pay income tax on amounts distributed to them.


    A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, the Fund will notify you of the tax status of distributions.


    After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in the Fund's also having to re-categorize some of the distributions it has made to stockholders. These would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in January of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-or late-February to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).


    If you sell your shares, or have shares repurchased by the Fund, you may realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the shares sold, which gain or loss will be long-term or short-term depending on your holding period for the shares.


    The Fund may be required to withhold federal income tax (currently at the rate of 28%) from all taxable distributions otherwise payable to you if you:


    -  fail to provide it with your correct taxpayer identification number;

    -  fail to make required certifications; or

    -  have been notified by the IRS that you are subject to backup withholding.


    The recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 contains provisions that reduce to 15% the maximum federal income tax rate on
(1) net capital gain individuals recognize and (2) "qualified dividend income" individuals receive from certain domestic and foreign corporations ("QDI"). Distributions of net capital gain the Fund makes will be eligible for the reduced rate, which will also apply to capital gains recognized by shareholders who sell New Preferred Shares they have held for more than one year. The reduced rate, which does not apply to short-term capital gains, generally applies to long-term capital gains from sales or exchanges recognized after May 5, 2003 (and Fund distributions of such gain), and will cease to apply for taxable years beginning after December 31, 2008.



    The 15% rate for QDI applies to dividends that individuals receive during the years 2003 through 2008. Dividends paid by REITs generally are not QDI. Thus, it is currently expected that most dividends the Fund pays will not constitute QDI and thus will not be eligible for the reduced rate. You should consult your own adviser to evaluate the consequences of these changes in the tax law.


    Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                  UNDERWRITING


    The underwriters named below (the "Underwriters"), acting through A.G. Edwards & Sons, Inc., as lead manager, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc., as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund, NB Management and Neuberger
Berman, LLC (the "Underwriting Agreement"), to purchase from the Fund the number of New Preferred Shares set forth below opposite their respective names.




UNDERWRITER                                         SHARES
-----------                                         ------

A.G. Edwards & Sons, Inc..........................
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..........................
Lehman Brothers Inc. .............................
                                                    -----

    Total.........................................
                                                    =====



    The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all New Preferred Shares offered hereby if they purchase any New Preferred Shares.



    The Representatives have advised the Fund that the Underwriters propose to offer some New Preferred Shares directly to investors at the offering price of $25,000 per New Preferred Share, and may offer some New Preferred Shares to certain dealers at the offering price less a concession not in excess of $
per New Preferred Share, and such dealers may reallow a concession not in excess
of $      per New Preferred Share on sales to certain other dealers. New
Preferred Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.



    The Fund, NB Management and Neuberger Berman, LLC have each agreed to indemnify the Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.



    The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.



    The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as a Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.



    In connection with this offering, the Underwriters or selected dealers may distribute prospectuses electronically.

    The settlement date for the purchase of New Preferred Shares will be
October   , 2003 as agreed upon by the Underwriters, the Fund and NB Management pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.



    The addresses of the principal underwriters are: A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63108; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080; and Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019.


                  CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT


    The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's Auction Agent, transfer agent, registrar and dividend paying agent is The Bank of New York, Attn: Corporate Trust Administration, 100 Church Street, 8th Floor, New York, New York 10286.

                                 LEGAL OPINIONS


    Certain legal matters in connection with New Preferred Shares will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois and Cleary, Gottlieb, Steen & Hamilton, New York, New York.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Investment Objectives, Policies and Limitations...    1
Investment Strategies, Techniques and Risks.......    4
Portfolio Trading and Turnover Rate...............   27
Management of the Fund............................   28
Investment Management and Administration
  Services........................................   38
Portfolio Transactions............................   42
Net Asset Value...................................   46
Description of New Preferred Shares...............   47
Additional Information Concerning the Auction for
  New Preferred Shares............................   50
Certain Provisions in the Articles of
  Incorporation...................................   51
Distributions on Common Shares....................   52
Repurchase of Common Shares; Tender Offers;
  Conversion to Open-End Fund.....................   54
Tax Matters.......................................   56
Reports to Stockholders...........................   63
Custodian, Auction Agent and Transfer Agent.......   63
Independent Auditors..............................   63
Counsel...........................................   63
Registration Statement............................   63
Report of Independent Auditors....................   64
Financial Statement...............................   65
Unaudited Financial Information...................   66
APPENDIX A--Articles Supplementary for Preferred
  Shares and New Preferred Shares.................  A-1
APPENDIX B--Ratings of Corporate Bonds and
  Commercial Paper................................  B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               ------------------

                               TABLE OF CONTENTS


                                          PAGE
                                        --------
Prospectus Summary....................      3
Financial Highlights..................     16
The Fund..............................     17
Use of Proceeds.......................     17
Capitalization........................     18
The Fund's Investments................     18
Interest Rate Transactions............     25
Risks.................................     27
Management of the Fund................     36
Description of New Preferred Shares...     39
The Auction...........................     47
Description of Common Shares..........     52
Anti-takeover and Other Provisions in
  the Articles of Incorporation.......     52
Repurchase of Common Shares; Tender
  Offers; Conversion to Open-End
  Fund................................     53
Tax Matters...........................     54
Underwriting..........................     56
Custodian, Auction Agent and Transfer
  Agent...............................     57
Legal Opinions........................     58
Table of Contents of the Statement of
  Additional Information..............     59


                               ------------------

                                NEUBERGER BERMAN
                                  REAL ESTATE
                                INCOME FUND INC.

                            AUCTION PREFERRED SHARES


                              420 SHARES, SERIES A


                                 --------------

                                   PROSPECTUS

                                 --------------


                           A.G. EDWARDS & SONS, INC.
                              MERRILL LYNCH & CO.
                                LEHMAN BROTHERS



                                October   , 2003


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  Subject to Completion, dated October 22, 2003


                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                            AUCTION PREFERRED SHARES

     Neuberger Berman Real Estate Income Fund Inc. ("Fund") is organized, as a non-diversified closed-end management investment company.

     This Statement of Additional Information ("SAI") relating to newly issued Series A auction preferred shares ("New Preferred Shares" and, together with the outstanding Series A auction preferred shares, "Preferred Shares") is not a prospectus and should be read in conjunction with the Fund's Prospectus relating to New Preferred Shares dated October __, 2003 ("Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing New Preferred Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 877-461-1899. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of NB Management. (C)2003 Neuberger Berman Management Inc. All rights reserved.

     This Statement of Additional Information is dated October __, 2003.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS................................1

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS....................................4

PORTFOLIO TRADING AND TURNOVER RATE...........................................27

MANAGEMENT OF THE FUND........................................................28

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................38

PORTFOLIO TRANSACTIONS........................................................42

NET ASSET VALUE...............................................................46

DESCRIPTION OF NEW PREFERRED SHARES...........................................47

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR NEW PREFERRED SHARES.......50

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION...........................51

DISTRIBUTIONS ON COMMON SHARES................................................52

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND.......54

TAX MATTERS...................................................................56

REPORTS TO STOCKHOLDERS.......................................................63

CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT...................................63

INDEPENDENT AUDITORS..........................................................63

COUNSEL ......................................................................63

REGISTRATION STATEMENT........................................................63

REPORT OF INDEPENDENT AUDITORS................................................64

FINANCIAL STATEMENT...........................................................65

UNAUDITED FINANCIAL INFORMATION...............................................66

APPENDIX A - ARTICLES SUPPLEMENTARY FOR PREFERRED SHARES AND
NEW PREFERRED SHARES ........................................................A-1

APPENDIX B -- RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER................B-1

                 INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

     The investment  objectives and general investment  policies of the Fund are
described   in   the   Prospectus.   Additional   information   concerning   the
characteristics of certain of the Fund's investments is set forth below.

     The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. These investment objectives are fundamental. Unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund ("Board") without stockholder approval. The investment objectives and fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of common stock ("Common Shares") and Preferred Shares voting as a single class, as well as by the vote of the holders of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

     Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities ("convertible securities") and non-convertible debt securities issued by Real Estate Companies. A "Real Estate Company" is a company, including a real estate investment trust ("REIT"), that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). The Fund invests at least 75% of its total assets under normal market conditions in income-producing equity securities of REITs.

     The Fund may invest up to 25% of its total assets in below-investment grade debt securities (commonly referred to as "junk bonds"), as well as below-investment grade convertible and non-convertible preferred securities. For a description of the risks associated with below-investment grade securities, see "Investment Strategies, Techniques and Risks - Below-Investment Grade Securities" below.

     Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If, because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends and therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

     The Fund's fundamental investment policies and limitations are as follows:

     1. BORROWING. The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

     2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

     For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

     3.   DIVERSIFICATION. The Fund is non-diversified under the 1940 Act.

     4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

     5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objectives, policies, and limitations, (i) through the purchase of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may
(i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in REITs of any kind.

     7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     The following investment policies and limitations are non-fundamental:

     1. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     2. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     3. FOREIGN SECURITIES. The Fund may not invest more than 10% of the value of its total assets in securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. This policy does not limit investment in American Depositary Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

     4. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer's outstanding voting securities. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC"), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

     5. SECURITIES OF REAL ESTATE COMPANIES. The Fund normally invests at least 80% of its Assets in securities of Real Estate Companies. If because of market action, the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy. Although this is a non-fundamental policy, the Board will not change this policy without at least 60 days' notice to the Fund's stockholders. As used in this policy, Assets means net assets plus the amount of any borrowing for investment purposes.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Preferred Shares would be considered senior securities under the 1940 Act. The Fund may only issue New Preferred Shares if the asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after such issuance.

     To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the highest of several assigned ratings. If a security receives an investment grade rating from one rating agency and a below-investment grade rating from another rating agency, the Fund will consider the security to be below-investment grade.

     The Fund will apply for ratings for its New Preferred Shares from Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on holders of Common Shares ("Common Stockholders") or its ability to achieve its investment objectives. The Fund currently anticipates that any New Preferred Shares that it intends to issue initially would be given the highest ratings by Moody's ("Aaa") and Fitch
("AAA"), but no assurance can be given that such ratings will be obtained. Moody's and Fitch receive fees in connection with their ratings issuances.

     CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

                   INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

     The  following  information   supplements  the  discussion  of  the  Fund's
investment objectives, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

     REAL ESTATE COMPANIES. The Fund will not directly invest in real estate but rather in securities issued by Real Estate Companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

     Securities of Real Estate Companies include securities of REITs, commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

     The types of REITs described above are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code, and failing to maintain exemption from the 1940 Act.

     REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of Equity REITs.

     The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This will limit the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae and Freddie Mac, as defined below) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

     POLICIES AND LIMITATIONS. Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies. Under normal conditions, the Fund invests at least 75% of its total assets in income-producing equity securities issued by REITs.

     BELOW-INVESTMENT GRADE SECURITIES. The Fund may invest in below-investment grade debt securities rated Caa/CCC or above as well as non-investment grade preferred and convertible preferred securities and unrated securities determined by NB Management to be of comparable quality. Below-investment grade quality debt securities are commonly referred to as "junk bonds." Bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.

     Below-investment grade securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Issues rated CCC/Caa may be in default.

     Below-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in below-investment grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of below-investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below-investment grade securities structured as zero coupon securities (see "Zero Coupon Securities," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which below-investment grade securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a below-investment grade security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below-investment grade securities, especially in a thinly-traded market. When secondary markets for below-investment grade securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in below-investment grade securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of Moody's, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch ratings of bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating below-investment grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of below-investment grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of below-investment grade securities may be more complex than for issuers of higher-quality debt securities.

     POLICIES AND LIMITATIONS. The Fund may invest up to 25% of its total assets in below-investment grade debt securities rated Caa/CCC or above as well as non-investment grade convertible and non-convertible preferred securities and unrated securities determined by NB Management to be of comparable quality.

     WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities, repurchase agreements maturing in greater than seven days, written over-the-counter ("OTC") options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits). Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Board, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The Fund's sale of some illiquid securities may be subject to legal restrictions that could be costly to it.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

     POLICIES AND LIMITATIONS. The Fund may lend its securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately-placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Board believes accurately reflects fair value.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

     FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers and foreign branches of U.S. banks that are located in countries considered by NB Management to be industrialized; such securities include negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. Non-U.S. issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investor.

     The Fund also may invest in equity, debt or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits and bankers' acceptances issued by foreign banks, (3) obligations of other corporations and (4) obligations of foreign governments and their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     The Fund may invest in ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in a foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

     POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency-denominated securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, the Fund may not purchase such securities if, as a result, more than 10% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

     Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

     FIXED-INCOME SECURITIES. While the emphasis of the Fund's investment program is on common stocks and other equity securities, it may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed-income securities. The Fund may invest in debt securities and debentures rated both investment grade and below-investment grade.

     U.S.  Government  Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as the Student Loan Marketing Association), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the U. S. Government and generally fluctuate inversely with changing interest rates.

     "Investment grade" debt securities are those receiving one of the four highest ratings from S&P, Moody's, Fitch or another nationally recognized statistical rating organization ("rating agency") or, if unrated by any rating agency, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

     The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon and rating may have different yields. Although the Fund may rely on the ratings of any rating agency, it primarily refers to ratings assigned by S&P and Moody's, which are described in Appendix B to this SAI.

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and market liquidity ("market risk"). The value of the fixed-income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund's fixed-income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly-traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

     POLICIES AND LIMITATIONS. The Fund may invest in debt securities rated CCC or higher by S&P, rated Caa or higher by Moody's, or rated CCC or higher by Fitch, or unrated securities determined to be of comparable quality. The Fund may invest in convertible bonds that NB Management believes present a good value because they are convertible into equity securities and have an attractive yield. The Fund may invest up to 20% of its total assets in debt securities.

     COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

     POLICIES AND LIMITATIONS. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

     BANK OBLIGATIONS. The Fund may invest in bank obligations, including negotiable CDs, banker's acceptances, fixed time deposits and deposit notes. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates on interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon that availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

     ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

     Zero coupon bonds are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income ratably by the Fund prior to the receipt of any actual payments.

Because the Fund must  distribute  substantially  all of its investment  company taxable income (including its accrued original issue discount) to its stockholders each year to avoid payment of federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund and its ability to achieve its investment objectives.

     POLICIES AND LIMITATIONS. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income securities.

     PREFERRED STOCK. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Stockholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

     POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") or for other appropriate purposes. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.

     Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES
        AND INDICES, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
                     (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

     FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

     For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its net asset value ("NAV"), the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position the Fund held, it could have an adverse impact on its NAV.

     Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

     New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objectives and the regulatory requirements applicable to investment companies.

     POLICIES AND LIMITATIONS. The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund will not engage in transactions in futures and options on futures for speculation.

     The Fund may purchase and sell stock index futures contracts and options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives.

     When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

     POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

     The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

     PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

     When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium.

     POLICIES AND LIMITATIONS. The Fund generally writes and purchases put options on securities for hedging purposes (e.g., to reduce, at least in part, the effect of price fluctuations of securities the Fund holds on its NAV).

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

     Options are traded both on U.S. national securities exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

     The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. The Fund may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     PUT AND CALL OPTIONS ON SECURITIES INDICES. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

     POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies.

     Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     POLICIES AND LIMITATIONS. The Fund may use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

     COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for cover or segregation could impede portfolio management of the Fund's ability to meet redemption requests or current obligations.

     Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to the Fund.

     POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

     GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

     The Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply if it is to qualify as a RIC. See "Tax Matters." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

     POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

     REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     ACCOUNTING CONSIDERATIONS FOR FINANCIAL INSTRUMENTS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

     In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

     BORROWING AND LEVERAGE. The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Fund intends to use financial leverage for investment purposes by issuing Preferred Shares. The issuance of Preferred Shares would permit the Fund to assume leverage in an amount up to 50% of its total assets. It is currently anticipated that, taking into account New Preferred Shares being offered in the Fund's current Prospectus, the amount of leverage will represent approximately 34% of the Fund's total assets (after issuance). Preferred stock, including, when issued, New Preferred Shares, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on Common Shares could be adversely affected by such preferences. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Objectives, Policies and Limitations." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

     The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

     POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

     When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value
(determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


     STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

     The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Investments in Other Investment Companies."

                       PORTFOLIO TRADING AND TURNOVER RATE

     The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 50%. The Fund's turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

Directors and Officers
----------------------

     The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC ("Neuberger Berman"). Subject to the provisions of the Fund's Articles of Incorporation (the "Articles"), its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

     The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

The Board of Directors
----------------------

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, Address(1)                                    Overseen by     Outside Fund Complex by
and Position with Fund  Principal Occupation(s)(2)       Director        Director
----------------------------------------------------------------------------------------------------

                                               CLASS I

----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
Faith Colish (68)       Counsel, Carter Ledyard &        36              Director, American Bar
Director                Millburn LLP (law firm) since                    Retirement Association
                        October 2002; prior thereto,                     (ABRA) since 1997 (not-for-
                        Attorney at Law and President,                   profit memberhsip
                        Faith Colish, A Professional                     association).
                        Corporation, 1980 to 2002.
----------------------------------------------------------------------------------------------------
C. Anne Harvey (66)     Consultant, C. A. Harvey         36              Member, Individual
Director                Associates, since June 2001;                     Investors Advisory
                        Director, AARP, 1978 to                          Committee to the New York
                        December 2000.                                   Stock Exchange Board of
                                                                         Directors, 1998 to June
                                                                         2002; President, Board of
                                                                         Associates to The National
                                                                         Rehabilitation Hospital's
                                                                         Board of Directors, since
                                                                         2002; Member, American
                                                                         Savings Education
                                                                         Council's Policy Board
                                                                         (ASEC), 1998-2000; Member,
                                                                         Executive Committee, Crime
                                                                         Prevention Coalition of
                                                                         America, 1997 - 2000.
----------------------------------------------------------------------------------------------------
                                                28

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, Address(1)                                    Overseen by     Outside Fund Complex by
and Position with Fund  Principal Occupation(s)(2)       Director        Director
----------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)  Founding General Partner,        36              Director, Capital Cash
Director                Oxford Partners and Oxford                       Management Trust (money
                        Bioscience Partners (venture                     market fund), Naragansett
                        capital partnerships) and                        Insured Tax-Free Income
                        President,  Oxford Venture                       Fund, Rocky Mountain
                        Corporation.                                     Equity Fund, Prime Cash
                                                                         Fund, several private
                                                                         companies and QuadraMed
                                                                         Corporation (NASDAQ).
----------------------------------------------------------------------------------------------------
Peter P. Trapp (58)     Regional Manager for Atlanta     36
Director                Region, Ford Motor Credit
                        Company since August, 1997;
                        prior thereto, President,
                        Ford Life Insurance Company,
                        April 1995 until August 1997.
----------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------------------
Peter E. Sundman* (44)  Executive Vice President,        36              Executive Vice President,
Chief Executive         Neuberger Berman since 1999;                     Neuberger Berman Inc.
Officer, Director and   Principal, Neuberger Berman                      (holding company) since
Chairman of the Board   from 1997 until 1999; Senior                     1999 and Director, from
                        Vice President, NB Management                    October 1999 through March
                        from 1996 until 1999.                            2003; President and Director,
                                                                         NB Management since 1999;
                                                                         Head of Neuberger Berman
                                                                         Inc.'s Mutual Funds and
                                                                         Institutional Business since
                                                                         1999; Director and Vice
                                                                         President, Neuberger &
                                                                         Berman Agency, Inc. since
                                                                         2000.
----------------------------------------------------------------------------------------------------

                                              CLASS II

----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
John Cannon (73)        Consultant. Formerly, Chairman   36              Independent Trustee or
Director                and Chief Investment Officer,                    Director of three series
                        CDC Capital Management                           of OppenheimerFunds:
                        (registered investment                           Limited Term New York
                        adviser), 1993-January 1999;                     Municipal Fund, Rochester
                        prior thereto, President and                     Fund Municipals, and
                        Chief Executive Officer, AMA                     Oppenheimer Convertible
                        Investment Advisors, an                          Securities Fund, since
                        affiliate of the American                        1992.
                        Medical Association.
----------------------------------------------------------------------------------------------------
Barry Hirsch (70)       Attorney-at-Law. Senior          36
Director                Counsel, Loews Corporation
                        (diversified financial
                        corporation) May 2002 until
                        April 2003; prior thereto,
                        Senior Vice President,
                        Secretary and General Counsel,
                        Loews Corporation.
----------------------------------------------------------------------------------------------------
John P. Rosenthal (70)  Senior Vice President, Burnham   36              Director, 92nd Street Y
Director                Securities Inc. (a registered                    (non-profit) since 1967;
                        broker-dealer) since 1991.                       Formerly, Director, Cancer
                                                                         Treatment Holdings, Inc.
----------------------------------------------------------------------------------------------------

                                                29

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, Address(1)                                    Overseen by     Outside Fund Complex by
and Position with Fund  Principal Occupation(s)(2)       Director        Director
----------------------------------------------------------------------------------------------------
Tom Decker Seip (53)    General Partner, Seip            36              Director, H&R Block, Inc.
Director                Investments LP (a private                        (financial services
                        investment partnership);                         company) since May 2001;
                        President and CEO, Westaff,                      Director, General Magic
                        Inc. (temporary staffing), May                   (voice recognition
                        2001 to January 2002; Senior                     software) since November
                        Executive at the Charles                         2001; Director, Forward
                        Schwab Corporation from 1983                     Management, Inc. (asset
                        to 1999, including Chief                         management) since 2001;
                        Executive Officer, Charles                       Director, E-Finance
                        Schwab Investment Management,                    Corporation (credit
                        Inc. and Trustee, Schwab                         decisioning services)
                        Family of Funds and Schwab                       since 1999; Director,
                        Investments from 1997 to 1998                    Save-Daily.com (micro
                        and Executive Vice                               investing services) since
                        President-Retail Brokerage,                      1999; Formerly, Director,
                        Charles Schwab Investment                        Offroad Capital Inc.
                        Management from 1994 to 1997.                    (pre-public internet
                                                                         commerce company).
----------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------------------
Jack L. Rivkin* (63)    Executive Vice President and     36              Director, Dale Carnegie
President and Director  Chief Investment Officer,                        and Associates, Inc.
                        Neuberger Berman since 2002                      (private company) since
                        and 2003, respectively;                          1998; Director, Emagin
                        Director and Chairman, NB                        Corp. (public company)
                        Management since December                        since 1997; Director,
                        2002; Executive Vice                             Solbright, Inc. (private
                        President, Citigroup                             company) since 1998;
                        Investments, Inc. from                           Director, Infogate, Inc.
                        September 1995 to February                       (private company) since
                        2002; Executive Vice                             1997.
                        President, Citigroup Inc. from
                        September 1995 to February
                        2002.
----------------------------------------------------------------------------------------------------

                                             CLASS III

----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
Walter G. Ehlers (70)   Consultant; Retired President    36
Director                and Director, Teachers
                        Insurance & Annuity (TIAA) and
                        College Retirement Equities
                        Fund (CREF).
----------------------------------------------------------------------------------------------------
Robert A. Kavesh (76)   Marcus Nadler Professor of       36              Director, DEL Laboratories,
Director                Finance and Economics Emeritus,                  Inc. (cosmetics and
                        New York University Stern School                 pharmaceuticals) since 1978;
                        of Business.                                     The Caring Community
                                                                         (not-for-profit).
----------------------------------------------------------------------------------------------------
Howard A. Mileaf (66)   Retired.  Formerly, Vice         36              Director, WHX Corporation
Director                President and Special Counsel,                   (holding company) since
                        WHX Corporation (holding                         August 2002; Director,
                        company) 1993-2001.                              Webfinancial Corporation
                                                                         (holding company) since
                                                                         December 2002; Director,
                                                                         State Theatre of New
                                                                         Jersey (not-for-profit
                                                                         theater) since 2000;
                                                                         Formerly, Director, Kevlin
                                                                         Corporation (manufacturer
                                                                         of microwave and other
                                                                         products).
----------------------------------------------------------------------------------------------------

                                                30

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, Address(1)                                    Overseen by     Outside Fund Complex by
and Position with Fund  Principal Occupation(s)(2)       Director        Director
----------------------------------------------------------------------------------------------------
William E. Rulon (71)   Retired. Senior Vice             36              Director, Pro-Kids Golf
Director                President, Foodmaker. Inc.                       and Learning Academy
                        (operator and franchiser of                      (teach golf and computer
                        restaurants) until January                       usage to "at risk"
                        1997.                                            children) since 1998;
                                                                         Director, Prandium, Inc.
                                                                         (restaurants) from March
                                                                         2001 until July 2002.
----------------------------------------------------------------------------------------------------
Candace L. Straight     Private investor and             36              Director, Providence
(55)                    consultant specializing in the                   Washington (property and
Director                insurance industry; Advisory                     casualty insurance
                        Director, Securitas Capital                      company) since December
                        LLC (a global private equity                     1998; Director, Summit
                        investment firm dedicated to                     Global Partners
                        making investments in the                        (insurance brokerage
                        insurance sector).                               firm) since October 2000.
----------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------------------
Edward I. O'Brien*      Member, Investment Policy        36              Director, Legg Mason,
(75)                    Committee, Edward Jones 1993 -                   Inc. (financial services
Director                2001; President, Securities                      holding company) since
                        Industry Association ("SIA")                     1993; Director, Boston
                        (securities industry's                           Financial Group (real
                        representative in government                     estate and tax shelters)
                        relations and regulatory                         1993-1999.
                        matters at the federal and
                        state levels) 1974 - 1992;
                        Adviser to SIA, November 1992
                        - November 1993.
----------------------------------------------------------------------------------------------------


* Indicates  a director  who is an  "interested  person"  within the  meaning of the 1940 Act.  Mr.
Sundman  and Mr.  Rivkin are  interested  persons of the Fund by virtue of the fact that each is an officer and/or  director of NB Management and Executive  Vice  President of Neuberger  Berman.  Mr.
O'Brien is an  interested  person of the Fund by virtue of the fact that he is a  director  of Legg
Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise  indicated,  each person has held the positions shown for at least the last five years.  The Board of Directors  shall at all times be divided as equally as possible  into three classes of Directors  designated Class I, Class II, and Class III. The terms of office of
    Class I, Class II, and Class III Directors  shall expire at the annual meetings of stockholders held in 2006,  2004, and 2005,  respectively,  and at each third annual meeting of stockholders thereafter.


                                                31

Information About the Officers of the Fund (other than those listed above)
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                    Position and Length of
Name, Age, and Address(1)              Time Served(2)                Principal Occupation(s)
-------------------------              --------------                -----------------------
------------------------------------------------------------------------------------------------------
Claudia A. Brandon (46)               Secretary since 2002       Vice President-Mutual Fund Board
                                                                 Relations, NB Management since
                                                                 2000; Vice President, Neuberger
                                                                 Berman since 2002 and employee
                                                                 since 1999; Vice President, NB
                                                                 Management from 1986 to 1999;
                                                                 Secretary, ten registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator (four
                                                                 since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------
Robert Conti (46)                  Vice President since 2002     Senior Vice President, Neuberger
                                                                 Berman since 2003; Vice President,
                                                                 Neuberger Berman from 1999 until
                                                                 2003; Senior Vice President, NB
                                                                 Management since 2000; Controller,
                                                                 NB Management until 1996;
                                                                 Treasurer, NB Management from 1996
                                                                 until 1999; Vice President, ten
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (three since 2000,
                                                                 four since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------
Brian J. Gaffney (50)              Vice President since 2002     Managing Director, Neuberger Berman
                                                                 since 1999; Senior Vice President,
                                                                 NB Management since 2000; Vice
                                                                 President, NB Management from 1997
                                                                 until 1999; Vice President, ten
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (three since 2000,
                                                                 four since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------
Sheila R. James (38)             Assistant Secretary since 2002  Employee, Neuberger Berman since
                                                                 1999; Employee, NB Management from
                                                                 1991 to 1999; Assistant Secretary,
                                                                 ten registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003).
------------------------------------------------------------------------------------------------------
Kevin Lyons (48)                 Assistant Secretary since 2002  Employee, Neuberger Berman since
                                                                 1999; Employee NB Management from
                                                                 1993 to 1999; Assistant Secretary,
                                                                 ten registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003).
------------------------------------------------------------------------------------------------------
John M. McGovern (33)            Assistant Treasurer since 2002  Employee, NB Management since 1993;
                                                                 Assistant Treasurer, ten
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003).
------------------------------------------------------------------------------------------------------

                                                  32

------------------------------------------------------------------------------------------------------
                                    Position and Length of
Name, Age, and Address(1)              Time Served(2)                Principal Occupation(s)
-------------------------              --------------                -----------------------
------------------------------------------------------------------------------------------------------
Barbara Muinos (44)                 Treasurer and Principal      Vice President, Neuberger Berman
                                    Financial and Accounting     since 1999; Assistant Vice
                                       Officer since 2002        President, NB Management from 1993
                                                                 to 1999; Treasurer and Principal
                                                                 Financial and Accounting Officer,
                                                                 ten registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003); Assistant
                                                                 Treasurer of three registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator from 1996
                                                                 until 2002.
------------------------------------------------------------------------------------------------------
Frederic B. Soule (57)             Vice President since 2002     Senior Vice President, Neuberger
                                                                 Berman since 2003; Vice President,
                                                                 Neuberger Berman from 1999 until
                                                                 2003; Vice President, NB Management
                                                                 from 1995 until 1999; Vice
                                                                 President, ten registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator (three
                                                                 since 2000, four since 2002 and three
                                                                 since 2003).
------------------------------------------------------------------------------------------------------
Trani Jo Wyman (33)              Assistant Treasurer since 2002  Employee, NB Management since
                                                                 1991;  Assistant Treasurer, ten
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003).
------------------------------------------------------------------------------------------------------

--------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise  indicated,  each individual has held the positions shown for at least the last five years.


Committees
----------

The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp.

CODE  OF  ETHICS   COMMITTEE.   The  Code  of  Ethics  Committee   oversees  the
administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are

John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors.

CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William
E. Rulon and Tom D. Seip. All members are Independent Fund Directors.

EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Faith Colish, Jack L. Rivkin, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Rivkin and Mr. Sundman are Independent Fund Directors.

NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. The Nominating Committee is composed entirely of Independent Fund Directors; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Real Estate Income Fund Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp.

PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Jack L. Rivkin, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter
P. Trapp. All members except for Mr. Rivkin and Mr. O'Brien are Independent Fund Directors.

     The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Compensation
------------

         The Directors' compensation is allocated per fund based on the number of funds in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2003. For the calendar year ended December 31, 2002, the Directors received the compensation set forth in the following table for serving as Trustees of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.

     The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.


                              TABLE OF COMPENSATION

                                                           Total Compensation
                                                           from Fund and
                                     Estimated Aggregate   Neuberger Berman Fund
                                     Compensation          Complex Paid to
Name and Position with the Fund      from the Fund*        Directors
--------------------------------     -------------------   ---------------------
Independent Fund Directors

John Cannon                          $2,060                $77,500
Director

Faith Colish                         $2,060                $77,500
Director

Walter G. Ehlers                     $2,060                $77,500
Director

C. Anne Harvey                       $2,060                $77,500
Director

Barry Hirsch                         $2,060                $77,500
Director

Robert A. Kavesh                     $2,060                $77,500
Director

Howard A. Mileaf                     $2,060                $77,500
Director

                                                           Total Compensation
                                                           from Fund and
                                     Estimated Aggregate   Neuberger Berman Fund
                                     Compensation          Complex Paid to
Name and Position with the Fund      from the Fund*        Directors
--------------------------------     -------------------   ---------------------

John P. Rosenthal                    $2,060                $70,000
Director

William E. Rulon                     $2,060                $77,500
Director

Cornelius T. Ryan                    $2,060                $77,500
Director

Tom Decker Seip                      $2,060                $77,500
Director

Candace L. Straight                  $2,060                $77,500
Director

Peter P. Trapp                       $2,060                $62,500
Director

Directors who are "Interested Persons"

Edward I. O'Brien                    $2,060                $70,000
Director

Jack L. Rivkin**                     $0                    $0
Director and President

Peter E. Sundman                     $0                    $0
Director, Chairman of the Board
and Chief Executive Officer

* Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending October 31, 2003.

** Mr. Rivkin became a director and officer of the Fund on December 12, 2002.

Ownership of Securities
-----------------------

     As of September 30, 2003, none of the Directors own Fund shares.

     Set forth below is the dollar range of equity securities owned by each Director as of 12/31/02.

---------------------------------------------------------------------
                              Aggregate Dollar Range of Equity
                              Securities in all Registered
Name of Director              Investment Companies Overseen by
                              Director in Family of Investment
                              Companies*
---------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------
John Cannon                   $50,001 - $100,000
---------------------------------------------------------------------
Faith Colish                  Over $100,000
---------------------------------------------------------------------
Walter G. Ehlers              Over $100,000
---------------------------------------------------------------------
C. Anne Harvey                $10,001 - $50,000
---------------------------------------------------------------------
Barry Hirsch                  Over $100,000
---------------------------------------------------------------------
Robert A. Kavesh              $10,001 - $50,000
---------------------------------------------------------------------
Howard A. Mileaf              Over $100,000
---------------------------------------------------------------------
John P. Rosenthal             Over $100,000
---------------------------------------------------------------------
William E. Rulon              Over $100,000
---------------------------------------------------------------------
Cornelius T. Ryan             Over $100,000
---------------------------------------------------------------------
Tom Decker Seip               $1 - $10,000
---------------------------------------------------------------------
Candace L. Straight           Over $100,000
---------------------------------------------------------------------
Peter P. Trapp                $10,001 - $50,000
---------------------------------------------------------------------
Directors who are "Interested Persons"
---------------------------------------------------------------------
Edward I. O'Brien             Over $100,000
---------------------------------------------------------------------
Jack L. Rivkin**              None
---------------------------------------------------------------------
Peter E. Sundman              Over $100,000
----------------------------- ---------------------------------------

* Valuation as of December 31, 2002
** Mr. Rivkin became a director and officer of the Fund on December 12, 2002.

Independent Fund Directors Ownership of Securities
--------------------------------------------------

     As of 12/31/02, no Independent Fund Director (or his/her immediate family members) owned securities of Neuberger Berman or securities of any entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

Codes of Ethics
---------------

     The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

     NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of November 25, 2002 ("Management Agreement"). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2003, NB Management and its affiliates had approximately $63.7 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

     The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or Administration Agreement (described below), ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney's fees and other expenses. In the event a matter ends without a court ruling on NB Management's culpability, the issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determine that NB Management is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

     NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, currently serve as Directors and officers of the Fund. See "Directors and Officers."

     Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of 0.60% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The liquidation preference of Preferred Shares is not a liability or permanent equity.

     NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated as of November 25, 2002 ("Administration Agreement"). Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the Fund's exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

     For administrative services, the Fund pays NB Management at the annual rate of 0.25% of average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, the Fund may compensate such third parties for accounting and other services.

     All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     From the commencement of the Fund's operations through October 31, 2011, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:



-------------------------------------------------------------------------------------------------
                          Percentage Waived (annual rate as a    Percentage Waived (annual rate
                                percentage of net assets         as a percentage of net assets
                            attributable to Common Shares -     attributable to Common Shares -
  Fiscal Period Ending      assuming no Preferred Shares are    assuming the issuance Preferred
      October 31,                issued or outstanding)                    Shares(2))
          2003(1)                        0.40%                               0.61%
-------------------------------------------------------------------------------------------------
          2004                           0.40%                               0.61%
-------------------------------------------------------------------------------------------------
          2005                           0.40%                               0.61%
-------------------------------------------------------------------------------------------------
          2006                           0.40%                               0.61%
-------------------------------------------------------------------------------------------------
          2007                           0.40%                               0.61%
-------------------------------------------------------------------------------------------------
          2008                           0.32%                               0.49%
-------------------------------------------------------------------------------------------------
          2009                           0.24%                               0.37%
-------------------------------------------------------------------------------------------------
          2010                           0.16%                               0.24%
-------------------------------------------------------------------------------------------------
          2011                           0.08%                               0.12%
-------------------------------------------------------------------------------------------------

     (1) From the commencement of the Fund's operations.

                                                39

     (2) Assumes the issuance of Preferred Shares in an amount equal to 34% of the Fund's net assets (after issuance).


NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

     The Management Agreement continues until June 30, 2004. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and
(2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

     The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-Adviser
-----------

     NB Management has retained Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated as of November 25, 2002 ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of

Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

     The Sub-Advisory Agreement continues until June 30, 2004 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

     The Sub-Advisory Agreement provides that Neuberger Berman shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Board Consideration of the Management and Sub-Advisory Agreements
-----------------------------------------------------------------

         Neuberger Berman Inc., the parent company of NB Management and Neuberger Berman, entered into an agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") on July 21, 2003, whereby Lehman Brothers agreed to acquire Neuberger Berman Inc. and, as a result, indirectly assume control of NB Management and Neuberger Berman (the "Transaction"), subject to certain conditions. Upon completion of the Transaction, the Fund's then-existing Management and Sub-Advisory Agreements with NB Management and Neuberger Berman, respectively, automatically terminated. Prior to the Transaction, the Board met to consider the new management and sub-advisory agreements, which are identical to the previous Management and Sub-Advisory Agreements, except for the dates of execution and termination.

         In evaluating the New Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Neuberger Berman Inc., NB Management, Neuberger Berman and Lehman Brothers and met with senior representatives of Neuberger Berman Inc., NB Management, Neuberger Berman and Lehman Brothers regarding their personnel, operations and financial condition. The Directors also reviewed the terms of the Transaction and its possible effects on the Fund and its stockholders. The Independent Fund Directors were advised by independent legal counsel throughout this process.

         The Board considered the following factors to be of primary importance to its approval of the New Agreements: (1) that the terms of the management and sub-advisory agreements are identical in all material respects to those of the existing agreements; (2) assurances by a representative of Lehman Brothers that NB Management and Neuberger Berman will maintain substantial operational autonomy and continuity of management following the Transaction; (3) the favorable history, reputation, qualification, and background of Neuberger Berman Inc., NB Management, Neuberger Berman, and Lehman Brothers, as well as the qualifications of their personnel and their respective financial conditions; (4) the overall commitment of Lehman Brothers to retaining personnel currently employed by NB Management and Neuberger Berman who currently provide services to the Fund; (5) the fee and expense ratios of the Fund relative to comparable mutual funds; (6) that the fee and expense ratios of the Fund appear to the Board to be reasonable given the quality of services expected to be provided and the fees are identical to those paid by the Fund in the past; (7) the commitment of NB Management to maintain the Fund's current voluntary and contractual expense limitation agreements to ensure Fund stockholders do not face an increase in expenses upon consummation of the Transaction; (8) the performance of the Fund relative to comparable mutual funds and unmanaged indices; (9) the commitment of Neuberger Berman Inc. and its affiliates to pay the expenses of the Fund in connection with the Transaction including all expenses in connection with the solicitation of proxies so that stockholders of the Fund would not have to bear such expenses; (10) the possible benefits that may be realized by the Fund as a result of NB Management's and Neuberger Berman's combination with Lehman Brothers, including the resources of Lehman Brothers that would be available to each Fund; and (11) that the Transaction is expected to help ensure continuity of management of the Fund and may reduce the potential for future vulnerability to changes in control of NB Management and Neuberger Berman that could be adverse to the Fund's interests.

         In addition, the Board had previously considered the terms of the Management and Sub-Advisory Agreements, which have terms substantially identical to the New Agreements. In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

     With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's equity research and trading capabilities. They discussed the recent and long-term performance of the other equity funds managed by NB Management and Neuberger Berman. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems. With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the proposed indemnity provision in the Management Agreement and Administration Agreement. The Board reviewed information about the rates of compensation paid to investment advisers, and the overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

     The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits likely to accrue to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the

Fund's stockholders. These matters also were considered separately by the Independent Fund Directors meeting with experienced 1940 Act counsel selected by the Independent Fund Directors.

Management and Control of NB Management and Neuberger Berman
------------------------------------------------------------

     Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman, former principals and their affiliates. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Heidi L. Steiger, Jack L. Rivkin, Peter E. Sundman. In addition, Marvin C. Schwartz owns 7.89% of Neuberger Berman Inc. Mr. Sundman and Mr. Rivkin are also Directors and officers of the Fund.


                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions
-----------------------------------------------

     Investment decisions for the Fund and for the other investment advisory clients of NB Management are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors that the desirability of the Fund's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, other Neuberger Berman Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

     The Fund is included in an order from the Securities and Exchange Commission that permits the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services are provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who is not involved in the securities lending intermediary's lending agency operations. Neuberger Berman will receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order also permits Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions.

     The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

     Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

     Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

     In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Beginning September 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

Brokerage and Research Services
-------------------------------

     Neuberger Berman acts as principal broker for the Fund, subject to periodic evaluation by the Portfolio Transactions Committee of the quality and cost of execution.

     In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

     The use of Neuberger Berman as a broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Fund and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by the Fund to Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger Berman must be (1) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Directors not to be comparable to the Fund, and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

     A committee of Independent Directors from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Directors.

     To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

     Under policies adopted by the Board of Directors, Neuberger Berman may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Directors who is not affiliated with Neuberger Berman reviews confirmation of each agency cross-trade in which the Fund participates.

     The Fund expects that it will execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by those brokers.

     In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein, a practice specifically permitted by the federal securities laws. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

     A committee comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of several Neuberger Berman registered investment companies, or series thereof, (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other Neuberger Berman Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting fund transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting fund transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

     Steven R. Brown, who is a Vice President of NB Management and a Managing Director of Neuberger Berman, is the person primarily responsible for making decisions as to specific action to be taken with respect to the investments of the Fund. He has full authority to take action with respect to Fund transactions and may or may not consult with other personnel of NB Management prior to taking such action.


                                 NET ASSET VALUE

     The net asset value attributable to Common Shares is calculated by subtracting the Fund's total liabilities and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The net asset value per Common Share is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

     The Fund values its equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

     If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value. Common stock of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. Since the market price of the Fund's Common Shares is determined by such factors as trading volume of the shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above its computed net asset value.

                       DESCRIPTION OF NEW PREFERRED SHARES

     Under the Articles, the Fund is authorized to issue up to 1,000,000,000 shares of capital stock, all of it originally designated Common Shares. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. Pursuant to that authority, the Board classified 2,000 shares as Series A Preferred Shares. Of those shares, on February 7, 2003, the Fund issued 1,260 Series A Preferred Shares. The Fund currently is offering 420 Series A New Preferred Shares. All New Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     New Preferred Shares will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All New Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. New Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

     As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common and Preferred Shares, with no deduction for the liquidation preference of Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as Preferred Shares have redemption features that are not solely within the control of the Fund. The Fund believes that its Preferred Shares will be treated for all regulatory and tax purposes as stock (rather than indebtedness).

     LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of Preferred Shares is expected to be approximately 34% of the value of the Fund's net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

     DISTRIBUTION PREFERENCE. New Preferred Shares will have complete priority over the Common Shares as to distribution of assets.


     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     VOTING RIGHTS. In connection with any issuance of New Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that New Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

     In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding New Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares, voting together, necessary to authorize the action in question.

     Holders of New Preferred Shares would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     REDEMPTION, PURCHASE AND SALE OF NEW PREFERRED SHARES BY THE FUND. The terms of the New Preferred Shares provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase New Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of New Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR NEW PREFERRED SHARES

     GENERAL. DTC will act as the Securities Depository with respect to New Preferred Shares. One certificate for all Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Fund's Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the New Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Directors, as described under "Description of New Preferred Shares -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of New Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in New Preferred Shares, whether for its own account or as a nominee for another person.

     CONCERNING THE AUCTION AGENT. The Auction Agent will act as agent for the Fund in connection with the auctions of Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. The Fund shall indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the auction agency agreement and under the broker-dealer agreements entered by the Auction Agent pursuant to the auction agency agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

     The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of New Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of New Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

     The Auction Agent may terminate its auction agency agreement with the Fund upon at least 60 days notice to the Fund (30 days if such termination is due to nonpayment of amounts due to it). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

     BROKER-DEALERS. The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a dividend period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

     The  Fund  may  request  the  Auction   Agent  to  terminate  one  or  more
Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

     The broker-dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction, if there are other Broker-Dealers.


               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

     The Articles of Incorporation include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     The Articles require a vote by at least 75% of the Directors and the holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company;
(3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act;
(6) with certain  exceptions,  the issuance of any securities of the Fund to any

Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the Prospectus, certain of the actions described above also require approval by the holders of Preferred Shares, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

     The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

     Reference should be made to the Articles on file with the Securities and Exchange Commission for the full text of these provisions.


                         DISTRIBUTIONS ON COMMON SHARES

     The Fund intends to distribute its net investment income on a monthly basis. The Fund intends to distribute, at least annually, all of its net long- and short-term capital gains, if any. Both monthly and annual distributions to holders of Common Shares will be made only after paying any accrued dividends on, or redeeming or liquidating, Preferred Shares and making interest and required principal payments on any Borrowings.

     The Fund intends to seek exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy would permit the Fund to make regular cash distributions to Common Stockholders at a fixed rate per Common Share or at a fixed percentage of its net asset value that may include periodic distributions of net long- and short-term capital gains.

LEVEL-RATE DIVIDEND POLICY

     The Fund made, and until it receives exemptive relief to implement a Managed Dividend Policy it intends to continue to make, regular monthly cash distributions to Common Stockholders at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level-Rate Dividend Policy"). The Fund's ability to maintain a Level-Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares and interest and required principal payments on any Borrowings.

     Over time, all the Fund's net investment income will be distributed. That income generally will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund, which will be accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies that is initially characterized as "dividends" will later be recharacterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund stockholders may have to be subsequently recharacterized as a return of capital for tax purposes. See "Tax Matters." Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution unless the exemptive order the Fund intends to seek eliminates that requirement.

     To permit the Fund to maintain more stable monthly distributions, it may initially distribute less than the entire amount of the net investment income it earns in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions the Fund pays for any particular monthly period may be more or less than the amount of net investment income it actually earns during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

     While the Fund intends to pay a level dividend, holders of Common Shares should understand that there is no assurance that the Fund will always be able to pay a dividend or that the dividend will be of any particular size.

MANAGED DIVIDEND POLICY

     The Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, it may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. If implemented, the Managed Dividend Policy would supercede the Level-Rate Dividend Policy.

     Under a Managed Dividend Policy, the Fund could make regular cash distributions to Common Stockholders, at a fixed rate per Common Share or a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any distribution, the sum of net investment income and any net realized capital gains was less than the amount of the distribution, the difference would be distributed from the Fund's capital.

     Distributions would be treated as ordinary dividend income and/or long-term capital gain (see "Tax Matters") to the extent of the Fund's current and accumulated earnings and profits ("E&P"). If, for any fiscal year, the Fund's total distributions exceeded its E&P (an "Excess"), a Common Stockholder's share of the Excess would generally be treated as a tax-free return of capital up to the amount of his or her tax basis in his or her Common Shares, with any part of that share that exceeds such basis being treated as gain from the sale of those Common Shares. As with the Level-Rate Dividend Policy, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies that is initially characterized as "dividends" will later be recharacterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund stockholders may have to be recharacterized after the distribution as a return of capital for tax purposes. See "Tax Matters." Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution unless the exemptive order the Fund intends to seek eliminates that requirement.

     Any Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing its expense ratio. There is a risk that, if, at any time during a fiscal year, the Fund's E&P are less than the distributions it makes under the Managed Dividend Policy, the Fund might not realize sufficient net investment income and/or capital gains later in that year to make up the shortfall (thus resulting in an Excess). In addition, in order to make distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if such an order is received, that the Board of Directors will implement a Managed Dividend Policy.

     The Board of Directors reserves the right to change the distribution policy regarding Common Shares from time to time.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the

Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the Prospectus and "Certain Provisions in the Articles of Incorporation" in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the NYSE. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of the Common Shares will decrease its total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks - Risk of Financial Leverage."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.


                                   TAX MATTERS

     Set forth below is a discussion of the material federal income and excise tax aspects concerning the Fund and the purchase, ownership and disposition of New Preferred Shares. This discussion does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your New Preferred Shares as capital assets. This discussion is based on present provisions of the Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership or disposition of New Preferred Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

     The Fund intends to qualify each taxable year for treatment as a RIC. To qualify for that treatment, the Fund must, among other things:

          (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");

          (b) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains or losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

          (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

     If the Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and the stockholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, generally as ordinary income) to the extent of the Fund's E&P. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of the preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

     If, at any time when Preferred Shares are outstanding, the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage (both as defined in the Fund's Articles Supplementary, attached hereto as Appendix A), it will be required to suspend distributions to

Common Stockholders until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of New Preferred Shares - Dividends and Rate Periods - Restriction on Dividends and Other Distributions" in the prospectus. Such a suspension may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability, or both. If the Fund fails to meet such maintenance amount or asset coverage when Preferred Shares are outstanding, it will be required to redeem Preferred Shares to maintain or restore such maintenance amount or asset coverage, as the case may be, and avoid the adverse consequences to the Fund and its stockholders of failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve such objective.

TAXATION OF THE STOCKHOLDERS

     Distributions. As long as the Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its E&P. The Fund currently expects that most dividends it pays will not be eligible for the dividends-received deduction available to corporations or the new reduced (15%) maximum federal income tax rate on "qualified dividend income" received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such ("Capital Gain Dividends") will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held Fund shares. Under the 2003 Tax Act, Capital Gain Dividends the Fund pays to individuals with respect to gains it recognizes on sales or exchanges of capital assets between May 6, 2003, and December 31, 2008, also will be subject to a maximum federal income tax rate of 15%.

     As noted under "Investment Strategies, Techniques and Risks - Securities Loans," the Fund may lend portfolio securities to institutional investors and during the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends the borrower receives on the securities. If securities are on loan over their ex-dividend date, the "equivalent" payments will not be treated as dividends for purposes of the reduced tax rate on individuals' dividends mentioned above.

     Distributions on the Fund's shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's NAV reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price the stockholder paid).

     If the Fund makes a distribution to a stockholder in excess of its E&P, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares. Current E&P will be, and accumulated E&P may be, treated as first being used to pay distributions on Preferred Shares, and only the remaining E&P will be treated as being used to pay distributions on the Common Shares.

     If (1) the Fund may redeem all or part of a series of Preferred Shares upon payment of a premium, (2) based on all the facts and circumstances, the Fund is more likely than not to redeem such series, and (3) such premium exceeds a specified de minimis amount, it is possible that the holders of such series may be required to accrue the premium as a dividend (to the extent of the Fund's E&P) in advance of the receipt of cash representing such premium.

     The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.

     SALE OR REDEMPTION OF SHARES. A stockholder's sale or other disposition of Fund shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder's basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate enacted by the 2003 Tax Act on net capital gain, as described above) if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received with respect to the shares. All or a portion of any loss realized on a taxable disposition of Preferred Shares will be disallowed if other preferred shares issued by the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

     The Fund may, at its option, redeem Preferred Shares in whole or in part and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act

Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption will be taxed as gain or loss from the sale or exchange of Preferred Shares rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner's interest in the Fund or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of clauses (a), (b) and (c) above, a holder's ownership of Common Shares will be taken into account.

     Under recently promulgated U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder or five times those amounts for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

     CERTAIN REAL ESTATE COMPANIES. Income that the Fund derives from a Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated as qualifying income under the Income Requirement only to the extent it is attributable to the RE Partnership's income items that would be qualifying income if realized directly by a RIC in the same manner as realized by the RE Partnership. The Fund will restrict its investment in RE Partnerships to maintain its qualification as a RIC.

     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued, some of a REIT's income attributable to such an interest (an "excess inclusion") generally will be allocated to the REIT's shareholders in proportion to the dividends they receive; those regulations are expected to treat a RIC's excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) would constitute unrelated business taxable income to them. In addition, if a "disqualified organization" (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC's shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

     HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

     FOREIGN SECURITIES. Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" described above.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


                                      * * *

     The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding and disposing of Fund shares.

                             REPORTS TO STOCKHOLDERS

     Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                   CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. The Bank of New York, Attn: Corporate Trust Administration, 100 Church Street, 8th Floor, New York, New York 10286, ATTN:
Corporate Trust, Dealing and Trading-Auction Desk, serves as the Auction Agent, transfer agent and registrar for the Preferred Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent auditors for the Fund. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Securities and Exchange Commission.

                                    COUNSEL

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, will pass upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholder and
Board of Directors of
Neuberger Berman Real Estate Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Real Estate Income Fund Inc., (the "Fund") as of November 20, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Neuberger Berman Real Estate Income Fund Inc., at November 20, 2002, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP


Boston, Massachusetts
November 21, 2002, except for
Note E, as to which the date
is December 26, 2002.

                               FINANCIAL STATEMENT

NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 20, 2002

ASSETS
Cash                                                         $ 100,003
Deferred offering costs                                        250,000
                                                             ------------
Total assets                                                   350,003
                                                             ------------
LIABILITIES
Payable for offering costs                                     250,000
                                                             ------------

NET ASSETS AT VALUE                                          $ 100,003
                                                             ============

NET ASSETS CONSIST OF:
Paid-in capital                                              $ 100,003
                                                             ============

SHARES OUTSTANDING ($.0001 PAR VALUE;
1,000,000,000 SHARES AUTHORIZED)                                 6,981
                                                             ============
NET ASSET VALUE, PER SHARE                                     $14.325
                                                             ============

MAXIMUM OFFERING PRICE PER SHARE ($14.325/95.5%)               $15.000
                                                             ============

See Notes to Financial Statement.

NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
NOTES TO FINANCIAL STATEMENT
NOVEMBER 20, 2002


NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1.    ORGANIZATION:

Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was organized as a Maryland corporation on September 11, 2002. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has had no operations to date, other than the sale to Neuberger Berman LLC ("Neuberger"), the Fund's sub-adviser, on November 20, 2002 of 6,981 shares of common stock for $100,003 ($14.325 per share).

2. ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results may differ from those estimates.

3.    CONCENTRATION OF RISK

The Fund may, for cash management purposes, during a reasonable start-up period following the initial offering, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, high-quality, short-term money market instruments, including shares of money market funds that are affiliated with Neuberger Berman, or in high-quality debt securities. The ability of the issuers of the money market instruments and debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

Following the start-up period, under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural or technological developments affecting the United States real estate industry.


NOTE B -- INVESTMENT MANAGEMENT AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Management Agreement, the Fund pays Neuberger Berman Management Inc. ("Management") a monthly fee at an annualized rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets means the total assets of the Fund less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any preferred shares outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

    Fiscal Period or Year Ended    % of Average
    October 31,                    Daily Managed
                                   Assets
    -----------------------------------------------
    2003 - 2007                    0.30
    2008                           0.24
    2009                           0.18
    2010                           0.12
    2011                           0.06

Management has not agreed to waive any portion of its fees and expenses beyond October 31, 2011.

Pursuant to an administration agreement between Management and the Fund, the Fund has agreed to pay Management an administration fee payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily Managed Assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or directors of the Fund are also employees of Neuberger and/or Management.

NOTE C -- ORGANIZATION EXPENSES AND OFFERING COSTS:

Based on an estimated Fund offering of 8,333,333 shares, organization and offering costs are estimated to be $19,100 and $1,008,100, respectively. Management has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by Management is estimated to be $758,100. The Fund will pay offering costs estimated at $250,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

NOTE D - FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

NOTE E - SUBSEQUENT EVENT

On November 25, 2002, the Fund received subscriptions for 4,200,000 common shares. Based on this, estimated organization and offering costs were $19,100 and $933,100, respectively. Management agreed to pay all organization expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. The amount to be paid by Management is estimated to be $826,200. The Fund's portion of offering costs, which are included on the statement of assets and liabilities under the captions Deferred offering costs and Payable for offering costs, and which were charged as a reduction of paid-in capital upon completion of the offering, were estimated at $126,000, rather than $250,000.

                                                  SEPTEMBER 15, 2003 (UNAUDITED)

SCHEDULE OF INVESTMENTS Neuberger Berman Real Estate Income Fund Inc.
---------------------------------------------------------------------

                                                                MARKET VALUE(+)
NUMBER OF SHARES                                                (000'S OMITTED)

COMMON STOCKS (114.1%)

APARTMENTS (22.4%)
          21,600 Amli Residential Properties Trust              $        543
          90,000 Apartment Investment & Management                     3,467(^)
          70,000 Archstone-Smith Trust                                 1,838
          43,000 Avalonbay Communities                                 2,010(^)
          85,700 Camden Property Trust                                 3,289
          92,400 Gables Residential Trust                              2,915
          47,000 Home Properties of New York                           1,791
          24,300 Mid-America Apartment Communities                       744
          22,900 Town & Country Trust                                    536
          43,000 United Dominion Realty Trust                            777
                                                                ----------------
                                                                      17,910

COMMUNITY CENTERS  (8.4%)
          24,000 Developers Diversified Realty                           703
          18,400 Federal Realty Investment Trust                         673
          30,900 Heritage Property Investment Trust                      887
          62,000 New Plan Excel Realty Trust                           1,447
          85,700 Tanger Factory Outlet Centers                         3,015
                                                                ----------------
                                                                       6,725

DIVERSIFIED (15.5%)
          86,900 Colonial Properties Trust                             3,047
         134,800 iStar Financial                                       5,117
          17,400 Pennsylvania REIT                                       558
          78,000 Vornado Realty Trust                                  3,718
                                                                ----------------
                                                                      12,440

HEALTH CARE (12.9%)
          40,000 Health Care Property Investors                        1,765(^)
          74,700 Health Care REIT                                      2,273
          33,600 Nationwide Health Properties                            561
         329,800 Ventas, Inc.                                          5,725(&&)
                                                                ----------------
                                                                      10,324

INDUSTRIAL (2.5%)
          37,700 EastGroup Properties                                  1,075
          22,100 First Industrial Realty Trust                           698
          13,000 Keystone Property Trust                                 263
                                                                ----------------
                                                                       2,036
LODGING (2.3%)
          57,600 Hospitality Properties Trust                          1,837

OFFICE (25.3%)
          89,700 Arden Realty                                          2,499
          59,700 Brandywine Realty Trust                               1,507
         130,800 CarrAmerica Realty                                    3,772
         115,100 Equity Office Properties Trust                        3,154
          77,400 Glenborough Realty Trust                              1,474
          64,800 Highwoods Properties                                  1,507(^)
          87,600 Mack-Cali Realty                                      3,314(^)
          14,900 Maguire Properties                                      298
          90,800 Prentiss Properties Trust                             2,756
                                                                ----------------
                                                                      20,281
OFFICE - INDUSTRIAL (12.5%)
          43,400 Bedford Property Investors                            1,128
          35,700 Duke Realty                                           1,003
         102,500 Kilroy Realty                                         2,922
          71,000 Liberty Property Trust                                2,511
         107,600 Reckson Associates Realty                             2,443
                                                                ----------------
                                                                      10,007
REGIONAL MALLS (10.3%)
          15,000 CBL & Associates Properties                             751
         180,600 Glimcher Realty Trust                                 3,892
          28,000 Macerich Co.                                          1,035
          67,400 Mills Corp.                                           2,542(^)
                                                                ----------------
                                                                       8,220
SELF STORAGE (2.0%)
           9,700 Public Storage, Depositary Shares                       271
          30,600 Shurgard Storage Centers                              1,064
           9,000 Sovran Self Storage                                     286
                                                                ----------------
                                                                       1,621

See Notes to Schedule of Investments
                                       68

SCHEDULE OF INVESTMENTS Neuberger Berman Real Estate Income Fund Inc. cont'd
----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST $75,410)                                                        91,401
                                                                ----------------

PREFERRED STOCKS (25.6%)

APARTMENTS (2.6%)
           2,000 Apartment Investment & Management, Ser. G                55
          18,800 Apartment Investment & Management, Ser. Q               500
          31,800 Apartment Investment & Management, Ser. R               847
          27,000 Apartment Investment & Management, Ser. T               685
                                                                ----------------
                                                                       2,087
COMMERCIAL SERVICES (0.7%)
          20,000 Newcastle Investment, Ser. B                            535

COMMUNITY CENTERS (0.5%)
           1,000 Kranmont Realty Trust, Ser. D.                           26
          13,100 Ramco-Gershenson Properties Trust, Ser. B               361
                                                                ----------------
                                                                         387
See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Neuberger Berman Real Estate Income Fund Inc. cont'd
----------------------------------------------------------------------------

DIVERSIFIED (1.8%)
          45,200 Crescent Real Estate Equities, Ser. A                   898
          19,500 Crescent Real Estate Equities, Ser. B                   517
                                                                ----------------
                                                                       1,415

HEALTH CARE (0.3%)
          7,800 SNH Capital Trust, Ser. Z                                209

LODGING (7.0%)
          66,300 Boykin Lodging, Ser. A                                1,774
          18,000 Equity Inns, Ser. B.                                    451
          20,400 Felcor Lodging Trust, Ser. A                            440
          86,500 Felcor Lodging Trust, Ser. B.                         2,075
          34,000 LaSalle Hotel Properties, Ser. A                        909
                                                                ----------------
                                                                       5,649

OFFICE (1.1%)
           5,100 Corporate Office Properties Trust, Ser. F               137
           4,000 Glenborough Realty Trust, Ser. A                         95
          25,000 HRPT Properties Trust, Ser. A                           675
                                                                ----------------
                                                                       2,907

OFFICE - INDUSTRIAL (3.2%)
          50,000 Bedford Properties Investors, Ser. A                  2,545

REGIONAL MALLS (8.4%)
          50,200 Crown American Realty Trust, Ser. A                   2,872
           3,900 Glimcher Realty Trust, Ser. B                            99
          32,000 Glimcher Realty Trust, Ser. F                           808
         100,000 Mills Corp., Ser. B                                   2,653
          11,400 Mills Corp., Ser. C                                     303
                                                                ----------------
                                                                       6,735

SELF STORAGE (0.0%)
             900 Sovran Self Storage, Ser. B                              24

TOTAL PREFERRED STOCKS
(COST $20,023)                                                        20,493
                                                                ----------------


                                                                MARKET VALUE+
PRINCIPAL AMOUNT                                                (000'S OMITTED)

SHORT-TERM INVESTMENTS (13.7%)
          $10,593,000 N&B Securities Lending Quality Fund,
             LLC                                                $     10,593
          $349,256 Neuberger Berman Institutional Cash Fund
             Trust Class                                                 349(@)
                                                                ----------------

TOTAL SHORT-TERM INVESTMENTS
(COST $10,942)                                                        10,942(#)
                                                                ----------------

TOTAL INVESTMENTS (153.4%)
(COST $106,375)                                                      122,836(##)
Liabilities, less cash, receivables and other assets [(14.1%)]       (11,273)
Auction Preferred Shares at redemption value [(39.3%)]               (31,500)
                                                                ----------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
(100.0%)                                                        $     80,063
                                                                ================



See Notes to Schedule of Investments

    NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. SEPTEMBER 15, 2003 (UNAUDITED)


NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

+ Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the directors of Neuberger Berman Real Estate Income Fund Inc. believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#     At cost, which approximates market value.

## At September 15, 2003, the cost of investments for U.S. Federal income tax purposes was $106,375,000. Gross unrealized appreciation of investments was $16,657,000 and gross unrealized depreciation of investments was $196,000, resulting in net unrealized appreciation of $16,461,000, based on cost for U.S. Federal income tax purposes.

&&    Security is segregated as collateral for interest rate swap contracts.

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).




See Notes to Financial Statements

                                                  SEPTEMBER 15, 2003 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES


NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)

ASSETS

     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
     (NOTE A)-SEE SCHEDULE OF INVESTMENTS                   $       122,836
     Dividends and interest receivable                                  115
     Prepaid expenses and other assets                                   16
                                                            ----------------
TOTAL ASSETS                                                        122,967
                                                            ----------------

LIABILITIES

     Payable for collateral on securities loaned (Note A)            10,593
     Dividends payable-- preferred shares                                 5
     Dividends payable-- common shares                                  527
     Interest rate swaps, at market value (Note A)                       36
     Net payable for swap contracts (Note A)                              7
     Payable for offering costs (Note A)                                125
     Payable to investment manager-net (Note B)                           8
     Payable to administrator (Note B)                                   11
     Accrued expenses and other payables                                 92

TOTAL LIABILITIES                                                    11,404
                                                            ----------------

AUCTION PREFERRED SHARES SERIES A AT REDEMPTION VALUE
     1,500 shares authorized; 1,260 shares issued and
      outstanding; $.0001 par value; $25,000
     liquidation value per share (Note A)                            31,500
                                                            ----------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE       $        80,063
                                                            ================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:

     Common stock paid-in capital                           $        64,809
     Dividends in excess of net investment income                    (1,871)
     Accumulated net realized gains (losses) on
      investments                                                       700
     Net unrealized appreciation (depreciation) in
      value of investments                                           16,425
                                                            ----------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE       $        80,063
                                                            ================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE;
  999,998,500 SHARES AUTHORIZED)                                      4,579
                                                            ----------------
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                $         17.48
                                                            ----------------
+SECURITIES ON LOAN, AT MARKET VALUE                        $        10,385
*COST OF INVESTMENTS                                        $       106,375



See Notes to Financial Statements

FOR THE PERIOD FROM NOVEMBER 29, 2002 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 15, 2003 (UNAUDITED)


STATEMENT OF OPERATIONS
-----------------------

NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
(000'S OMITTED)

INVESTMENT INCOME

Dividend income                                                         $ 4,045
Interest income                                                              54
Income from securities loaned - net                                           3
                                                                    ------------
Total income                                                              4,102

EXPENSES:
Investment management fee (Note B)                                          446
Administration fee (Note B)                                                 186
Auction agent fees                                                           47
Auditing fees                                                                26
Basic maintenance expense                                                    15
Custodian fees (Note B)                                                      48
Directors' fees and expenses                                                 20
Legal fees                                                                   45
Net interest expense on interest rate swap contracts
 (Note A)                                                                   377
Shareholder reports                                                          23
Stock exchange listing fees                                                  23
Stock transfer agent fees                                                    28
Miscellaneous                                                                16
                                                                    ------------
Total expenses                                                            1,300

Investment management fee waived and expenses reduced
    by custodian fee expense offset arrangement (Note B)                   (298)
                                                                    ------------
Total net expenses                                                        1,002
                                                                    ------------
Net investment income                                                     3,100
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investment securities sold                      700
Change in net unrealized appreciation (depreciation)
 in value of:
    Investment securities (Note A)                                       16,461
    Interest rate swap contracts (Note A)                                   (36)
                                                                    ------------
Net gain (loss) on investments                                           17,125
                                                                    ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
    Net investment income                                                  (239)
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE
 TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                        19,986
                                                                    ============


See Notes to Financial Statements

                                                  SEPTEMBER 15, 2003 (UNAUDITED)


STATEMENT OF CHANGES IN NET ASSETS
----------------------------------


NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.                        Period from
                                                               November 29, 2002
                                                                   (Commencement
(000'S OMITTED)                                                of Operations) to
                                                              September 15, 2003
                                                                     (Unaudited)

INCREASE (DECREASE) IN NET ASSETS APPLICABLE
 TO COMMON SHAREHOLDERS:

FROM OPERATIONS:

Net investment income (loss)                                              3,100
Net realized gain (loss) on investments                                     700
Change in net unrealized appreciation (depreciation)
 of investments                                                          16,425
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                      (239)
                                                            --------------------
Net increase (decrease) in net assets applicable to
 common shareholders resulting from operations                           19,986

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
                                                            --------------------
Net investment income                                                    (4,732)

FROM CAPTIAL SHARE TRANSACTIONS:

Net proceeds from issuance of common shares                              60,139
Net proceeds from underwriters' over-allotment
 option exercised                                                         5,003
Proceeds from reinvestment of dividends                                     327
Payments for preferred shares offering costs                               (660)
                                                            --------------------
Total net proceeds from capital share transactions                       64,809
                                                            --------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
 COMMON SHAREHOLDERS                                                     80,063

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

Beginning of period                                                           -
                                                            --------------------
End of period                                                           $80,063
                                                            ====================
Accumulated dividends in excess of net investment
 income at end of period                                                ($1,871)



See Notes to Financial Statements

    NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. SEPTEMBER 15, 2003 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS Neuberger Berman Real Estate Income Fund Inc.
---------------------------------------------------------------------------

      NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was organized as a Maryland corporation on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until November 29, 2002, other than matters relating to its organization and the sale on November 20, 2002 of 6,981 shares of common stock for $100,003 ($14.325 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund may classify or re-classify any unissued shares of capital stock, into one or more classes of preferred stock, without the approval of shareholders.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

4 FEDERAL INCOME TAXES: It is the intention of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

    NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. SEPTEMBER 15, 2003 (UNAUDITED)

      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

6 EXPENSE ALLOCATION: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On December 12, 2002, the Fund re-classified 1,500 unissued shares of capital stock as Auction Preferred Shares Series A ("Preferred Shares"). On February 7, 2003, the Fund issued 1,260 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

      Dividends to preferred shareholders, which are cumulative, are accrued daily and normally paid every 7 days. Dividend rates are normally reset every 7 days based on the results of an auction. For the period from February 7, 2003 to September 15, 2003, dividend rates ranged from 1.15% to 1.35%. The Fund declared dividends to preferred shareholders for the period September 16, 2003 to September 30, 2003 of $15,395.

      The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any dividend payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund failed to pay dividends on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that the Fund's investment manager has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. The Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The payment flows are netted against each other, with the difference being paid by one party to the other. The Fund will segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

      Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates

    NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. SEPTEMBER 15, 2003 (UNAUDITED)

      unanticipated by Management.

      The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Realized gains and losses from terminated swaps are included in net realized gains or losses in the Statement of Operations. At September 15, 2003, the Fund had outstanding interest rate swap contracts as follows:

                                                                  RATE TYPE
                                                      ---------------------------------

                                                                              PAYMENTS         UNREALIZED
                        NOTIONAL         TERMINATION   PAYMENTS MADE   RECEIVED BY THE       APPRECIATION
SWAP COUNTERPARTY         AMOUNT                DATE     BY THE FUND           FUND(1)     (DEPRECIATION)
Citibank, N.A.       $13,000,000   February 12, 2008          3.396%             1.12%           (60,158)

Citibank, N.A.       $13,000,000   February 12, 2010          3.923%             1.12%             24,173
                                                                                            -------------

                                                                                                 (35,985)

     (1) 30 day LIBOR (London Interbank Offered Rate)

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Fund's Board of Directors, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Fund's investment manager. Neuberger guarantees a minimum revenue to the Funds under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At September 15, 2003 the Fund had not paid Management any fees under the Agreement.

    NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. SEPTEMBER 15, 2003 (UNAUDITED)

11    TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same directors and trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the period ended September 15, 2003, income earned on this investment amounted to $15,628 and is reflected in the Statement of Operations under the caption Interest income.

12 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed $0.03 per share. Offering costs for common stock paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's offering and amounted to $136,500.

      Additionally, estimated offering costs of $345,000 and a sales load of $315,000 incurred through the issuance of Preferred Shares and paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's preferred shares offering.

13 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

      NOTE B - MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
      AFFILIATES:

      The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund less liabilities, other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

      Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

             Fiscal Period or Year Ended             % of Average
                     October 31,                 Daily Managed Assets
         -----------------------------------------------------------------
                     2003 - 2007                         0.40
                        2008                             0.32
                        2009                             0.24
                        2010                             0.16
                        2011                             0.08

    NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. SEPTEMBER 15, 2003 (UNAUDITED)

      Management has not agreed to waive any portion of its fees beyond October 31, 2011.

      For the period ended September 15, 2003, such waived fees amounted to $297,937.

      The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets.

      Additionally, Management retains State Street as its sub-administrator under a Sub- Administration Agreement. Management pays State Street a fee for all services received under the agreement.

      Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

      The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services.

      The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $18.

      NOTE C - SECURITIES TRANSACTIONS:

      During the period ended September 15, 2003, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $105,766,000 and $11,638,000, respectively.

      During the period ended September 15, 2003, brokerage commissions on securities transactions amounted to $179,414, of which Neuberger received $8,959, and other brokers received $170,455.

      NOTE D - CAPITAL:

      At September 15, 2003, the common shares outstanding and the common shares owned by Neuberger for the Fund were as follows:

                                  COMMON SHARES     COMMON SHARES OWNED BY
                                    OUTSTANDING                  NEUBERGER
                                      4,578,983                      6,981

    NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. SEPTEMBER 15, 2003 (UNAUDITED)

      Transactions in common shares of capital stock for the period ended September 15, 2003 were as follows:

                    COMMON SHARES ISSUED IN CONNECTION WITH:

                                              UNDERWRITERS'                        NET INCREASE
                                                EXERCISE OF    REINVESTMENT OF        IN COMMON
             INITIAL     INITIAL PUBLIC      OVER-ALLOTMENT      DIVIDENDS AND           SHARES
      CAPITALIZATION           OFFERING              OPTION      DISTRIBUTIONS      OUTSTANDING
               6,981          4,200,000             350,000             22,002        4,578,983

      NOTE E - SUBSEQUENT EVENT:

      On July 22, 2003, Lehman Brothers Holdings Inc. ("Lehman") and Neuberger Berman Inc., the parent company of Management and Neuberger, announced that they have entered into a definitive agreement whereby Lehman will acquire Neuberger Berman Inc. and assume control of Management and Neuberger (the "Transaction"). The Transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the fourth quarter of 2003. Upon completion of the Transaction, the Fund's Management and Sub-Advisory Agreements will automatically terminate. To provide for continuity of management, on September 23, 2003, the shareholders of the Fund voted to approve new management and sub-advisory agreements (see Report of Votes of Shareholders). During the period ended September 15, 2003, brokerage commissions on securities paid to Lehman amounted to $15,520.

      NOTE F - UNAUDITED FINANCIAL INFORMATION:

      The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

                NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. SEPTEMBER 15, 2003


REPORT OF VOTES OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was held on September 23, 2003. Upon completion of the expected acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the Fund's Management and Sub-Advisory Agreements with Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger"), respectively, will automatically terminate. To provide for continuity of management, the shareholders of the Fund voted on the following matters to become effective upon completion of the Transaction:

PROPOSAL 1 - TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND
MANAGEMENT

              VOTES FOR           VOTES AGAINST        ABSTENTIONS*
          4,382,964.000              34,659.000          32,129.000

PROPOSAL 2 - TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN MANAGEMENT AND NEUBERGER

              VOTES FOR           VOTES AGAINST        ABSTENTIONS*
          4,379,437.000              34,219.000          36,096.000

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

                                                  SEPTEMBER 15, 2003 (UNAUDITED)


FINANCIAL HIGHLIGHTS Neuberger Berman Real Estate Income Fund Inc.
------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

                                                                    PERIOD FROM
                                                              NOVEMBER 29, 2002^
                                                          TO SEPTEMBER 15, 2003


COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD              $      14.33
                                                              --------------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO
 COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                            .68
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED
 AND UNREALIZED)                                                       3.73
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO
 PREFERRED SHAREHOLDERS
FROM NET INVESTMENT INCOME                                             (.05)
                                                              --------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO
 COMMON SHAREHOLDERS                                                   4.36
                                                              --------------

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
FROM NET INVESTMENT INCOME                                            (1.04)
                                                              --------------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                              (.03)
ISSUANCE OF PREFERRED SHARES                                           (.14)
                                                              --------------
TOTAL CAPITAL CHARGES                                                  (.17)
                                                              --------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                    $      17.48
                                                              --------------
COMMON SHARE MARKET VALUE, END OF PERIOD                       $      16.34
                                                              --------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                          +30.37%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                             +16.38%**

RATIOS/SUPPLEMENTAL DATA&&
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS,
 END OF PERIOD (IN MILLIONS)                                   $       80.1
$REFERRED STOCK, AT REDEMPTION VALUE ($25,000
 PER SHARE LIQUIDATION PREFERENCE) (IN MILLIONS)                       31.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS
 APPLICABLE TO COMMON SHAREHOLDERS#                                    1.81%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS
 APPLICABLE TO COMMON SHAREHOLDERS++                                   1.81%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING
 PREFERRED STOCK DIVIDENDS TO AVERAGE
 NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                          5.59%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE NET
 ASSETS APPLICABLE TO COMMON SHAREHOLDERS                               .43%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING
 PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS
 APPLICABLE TO COMMON SHAREHOLDERS                                     5.16%*
PORTFOLIO TURNOVER RATE                                                  15%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK,
 END OF PERIOD@                                                 $     88,546


See Notes to Financial Highlights

                                                  SEPTEMBER 15, 2003 (UNAUDITED)


NOTES TO FINANCIAL HIGHLIGHTS Neuberger Berman Real Estate Income Fund Inc.
---------------------------------------------------------------------------

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Total return would have been lower if Management had not waived a portion of the management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

&& After waiver of a portion of the management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets applicable to common shareholders would have been:

                                                                    PERIOD ENDED
                                                                   SEPTEMBER 15,
                                                                         2003(1)
                                                                           2.35%

      (1) Period from November 29, 2002 to September 15, 2003.

^     The date investment operations commenced.

*     Annualized.

**    Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on preferred shares) from the Fund's total assets and dividing by the number of preferred shares outstanding.

++ Expense ratios do not include the effect of dividend payments to preferred shareholders. Income ratios include income earned on assets attributable to preferred shares. Each ratio of expenses to average net assets applicable to common shareholders and each ratio of net investment income
      (loss) to average net assets applicable to common shareholders includes the effect of the net interest expense paid on interest rate swap contracts of 0.68%.

                                                                      APPENDIX A

      ARTICLES SUPPLEMENTARY FOR PREFERRED SHARES AND NEW PREFERRED SHARES

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.



            ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF



                       AUCTION PREFERRED SHARES, SERIES A



                              ("PREFERRED SHARES")

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

DESIGNATION....................................................................1

DEFINITIONS....................................................................2

PART I........................................................................18

1.   NUMBER OF AUTHORIZED SHARES..............................................18

2.   DIVIDENDS................................................................18

         (a)      RANKING.....................................................18
         (b)      CUMULATIVE CASH DIVIDENDS...................................18
         (c)      DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE............18
         (d)      DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF...............18
         (e)      DIVIDEND RATES AND CALCULATION OF DIVIDENDS.................18
         (f)      CURING A FAILURE TO DEPOSIT.................................20
         (g)      DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT..................21
         (h)      AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND.......21
         (i)      DIVIDENDS PAID TO HOLDERS...................................21
         (j)      DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT
                  UNPAID DIVIDENDS............................................21

3.   RESERVED.................................................................21

4.   DESIGNATION OF SPECIAL RATE PERIODS......................................21

         (a)      LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD.........21
         (b)      ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD.................22
         (c)      NOTICE OF PROPOSED SPECIAL RATE PERIOD......................22
         (d)      NOTICE OF SPECIAL RATE PERIOD...............................22
         (e)      FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD............23

5.   VOTING RIGHTS............................................................23

         (a)      ONE VOTE PER SHARE OF PREFERRED SHARES......................23
         (b)      VOTING FOR ADDITIONAL DIRECTORS.............................24
         (c)      HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN
                  OTHER MATTERS...............................................25

         (d)      BOARD MAY TAKE CERTAIN ACTIONS WITHOUT
                  STOCKHOLDER APPROVAL........................................26
         (e)      RELATIVE RIGHTS AND PREFERENCES.............................27
         (f)      NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING...................27
         (g)      VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO
                  PAY DIVIDENDS...............................................27
         (h)      HOLDERS ENTITLED TO VOTE....................................27

6.   1940 ACT PREFERRED SHARES ASSET COVERAGE.................................27

7.   PREFERRED SHARES BASIC MAINTENANCE AMOUNT................................28

8.   RESERVED.................................................................30

9.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS........................30

         (a)      DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES.............30
         (b)      DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO
                  COMMON SHARES UNDER THE 1940 ACT............................30
         (c)      OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.....30

10.  RESERVED.................................................................31

11.  REDEMPTION...............................................................31

         (a)      OPTIONAL REDEMPTION.........................................31
         (b)      MANDATORY REDEMPTION........................................32
         (c)      NOTICE OF REDEMPTION........................................33
         (d)      NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES...................34
         (e)      ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION...................34
         (f)      AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND.....34
         (g)      SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN
                  ARE NO LONGER OUTSTANDING...................................34
         (h)      COMPLIANCE WITH APPLICABLE LAW..............................35
         (i)      ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED.................35
         (j)      MODIFICATION OF REDEMPTION PROCEDURES.......................35
         (k)      PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES
                  OUTSIDE OF AN AUCTION.......................................35

12.  LIQUIDATION RIGHTS.......................................................35

         (a)      RANKING.....................................................35
         (b)      DISTRIBUTIONS UPON LIQUIDATION..............................36
         (c)      PRO RATA DISTRIBUTIONS......................................36

         (d)      RIGHTS OF JUNIOR SHARES.....................................36
         (e)      CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION.................36

13.  FUTURES AND OPTIONS TRANSACTIONS: FORWARD COMMITMENTS....................36

14.  MISCELLANEOUS............................................................41

         (a)      RESERVED....................................................41
         (b)      NO FRACTIONAL SHARES........................................41
         (c)      STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR
                  OTHERWISE ACQUIRED BY THE FUND..............................42
         (d)      BOARD MAY RESOLVE AMBIGUITIES...............................42
         (e)      HEADINGS NOT DETERMINATIVE..................................42
         (f)      NOTICES.....................................................42

PART II.......................................................................42

1.   ORDERS...................................................................42

2.   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT..................44

3.   DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND
     APPLICABLE RATE..........................................................46

4.   ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS
     AND ALLOCATION OF SHARES.................................................47

5.   NOTIFICATION OF ALLOCATIONS..............................................49

6.   AUCTION AGENT............................................................49

7.   TRANSFER OF PREFERRED SHARES.............................................50

8.   GLOBAL CERTIFICATE.......................................................50

9.   FORCE MAJEURE............................................................50

      NEUBERGER BERMAN REAL ESTATE INCOME FUND INC., a Maryland corporation (the "Fund"), certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article Sixth of the Fund's Articles of Incorporation (which, as restated, amended or supplemented from time to time are, together with these Articles Supplementary, herein called the "Charter"), the Board of Directors has, by resolution, reclassified from the unissued common stock of the Fund and authorized the issuance of 1,500 shares of auction preferred shares, Series A, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared).

      SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, and other rights and limitation of the shares of the auction preferred shares, Series A and each other series of auction preferred shares now or hereafter described in this Articles Supplementary are as set forth in this Articles Supplementary.

      THIRD: That to the extent permitted by Maryland law, any provisions of the Articles of Incorporation that conflict with or are inconsistent with the provisions of the Articles Supplementary are hereby amended to conform to the terms of these Articles Supplementary.

                                   DESIGNATION

      Series A: 1,260 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series A ("Series A Shares" and, together with any other series of auction preferred shares, "Preferred Shares"). Each Series A Share shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Directors and an initial Dividend Payment Date of February 20, 2003.

      Preferred Shares may be marketed under the name "auction preferred shares" or "Preferred Shares" or such other name as the Board of Directors may approve from time to time.

      Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Part I and Part II of these Articles Supplementary. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Directors of the Fund may, in the future, reclassify additional shares of the Fund's capital stock as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Articles Supplementary reclassifying such shares as Preferred Shares.

      Capitalized terms used in Part I and Part II of these Articles Supplementary shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.

                                   DEFINITIONS

      As used in Parts I and II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

      (a) "AA FINANCIAL COMPOSITE COMMERCIAL PAPER RATE" on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) the interest equivalent of the 7-day rate, in the case of a Rate Period which is a Minimum Rate Period or shorter; for Rate Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Rate Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Rate Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Rate Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Rate Periods greater than 270 days, the Treasury Index Rate, in each case on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the AA Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers or if there are no such Commercial Paper Dealers, by the Auction Agent.

      For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given number of days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

      (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of these Articles Supplementary.

      (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that for purposes of these Articles Supplementary no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Director of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Director of the Fund.

      (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

      (e) "ALL HOLD RATE" shall mean 80% of the AA Financial Composite Commercial Paper Rate.

      (f) "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.

      (g) "APPLICABLE RATE" shall mean, for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate,
(ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of each Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

      (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

      (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

      (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of these Articles Supplementary.

      (k) "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

      (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of these Articles Supplementary.

      (m) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (n) RESERVED.

      (o) "BENEFICIAL OWNER" with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

      (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

      (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

      (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in

Part II of these Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

      (t) "BROKER-DEALER AGREEMENT" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles Supplementary.

      (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized or obligated by law to close.

      (v) "CHARTER" shall have the meaning specified on the first page of these Articles Supplementary.

      (w) "CLOSING TRANSACTION" shall have the meaning specified in paragraph
(a)(i)(A) of Section 13 of Part I of these Articles Supplementary.

      (x) "CODE" means the Internal Revenue Code of 1986, as amended.

      (y) "COMMERCIAL PAPER DEALERS" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the Preferred Shares shall not have objected; (2) in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund.

      (z) "COMMON SHARES" shall mean the outstanding shares of common stock, par value $.0001 per share, of the Fund.

      (aa) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

      (bb) "DATE OF ORIGINAL ISSUE" with respect to shares of a series of the Preferred Shares, shall mean the date on which the Fund initially issued such shares.

      (cc) "DEPOSIT SECURITIES" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or F-1 by Fitch, P-1, MIG-1 or VMIG-1 by Moody's or AAA or A-1 by S&P.

      (dd) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable or prepayable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient as calculated above or the call price, whichever is lower, and (iii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the quotient as calculated above or the par value, whichever is lower.

      (ee) "DIVIDEND PAYMENT DATE" with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of these Articles Supplementary.

      (ff) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a series of Preferred Shares to but excluding the initial Dividend Payment Date for shares of such series and thereafter any period from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

      (gg) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

      (hh) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 45 days thereafter.

      (ii) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (jj) RESERVED.

      (kk) "FITCH" shall mean Fitch Ratings and its successors.

      (ll) "FITCH DISCOUNT FACTOR" means for the purposes of determining the Preferred Shares Basic Maintenance Amount, the percentage determined below:

      (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                           Discount Factor(1)(2)
                                                           ---------------------

      REIT or Other Real Estate Company Preferred Shares            154%

      REIT or Other Real Estate Company Common Stock                196%

      (b) Corporate Debt Securities of REITs(1)(2):

      Term to Maturity  AAA     AA       A      BBB        BB         B     CCC
      ----------------  ---     --       -      ---        --         -     ---

      1 year....        111%    114%    117%    120%       121%      127%   130%

      2 year....        116%    125%    125%    127%       132%      137%   137%

      3 year....        121%    123%    127%    131%       133%      140%   152%

      Term to Maturity  AAA     AA       A      BBB        BB         B     CCC
      ----------------  ---     --       -      ---        --         -     ---

      4 year....        126%    126%    129%    132%       136%      140%   164%

      5 year....        131%    132%    135%    139%       144%      149%   185%

      7 year....        140%    143%    146%    152%       159%      167%   228%

      10 year...        141%    143%    147%    153%       160%      168%   232%

      12 year...        144%    144%    150%    157%       165%      174%   249%

      15 year...        148%    151%    155%    163%       172%      182%   274%

      20-30 year.       152%    156%    160%    169%       180%      191%   306%

      (1) The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

      (2) If a security is unrated by Fitch, but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is above investment grade, then the security will be notched one rating category, i.e., considered to be rated one rating category lower than the rating category assigned by that NRSRO, for purposes of computing the Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is below investment grade, then the security will be notched two rating categories for purposes of computing the Discount Factor.

      (c) Convertible Debt Securities:

      The Fitch Discount Factor applied to convertible debt securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premiums greater than 100% nor (y) a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

      The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles, and (B) 179% for below investment grade convertibles so long as a such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

      The Fitch Discount Factor applied to convertible debt securities that have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve is 370%.

      (d) U.S. Treasury Securities:

      Remaining Term to Maturity         Discount Factor
      --------------------------         ---------------

         1 year............                   101.5%

         2 year............                   103%

         3 year............                   105%

         4 year............                   107%

         5 year............                   109%

         5-7 year..........                   112%

         7-10 year.........                   114%

      Remaining Term to Maturity         Discount Factor
      --------------------------         ---------------

         15 year...........                   122%

         20 year...........                   130%

         25 year...........                   146%

         30 year...........                   154%


         (e) Short-Term Instruments and Cash:

      The Fitch Discount Factor applied to short-term portfolio securities, other than 2a-7 Money Market Funds, will be (A) 100%, so long as such portfolio securities or repurchase agreements mature or have a demand feature at par exercisable within the Exposure Period and (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the exposure period and are rated at least F-1/AA by Fitch, P-1/Aa by Moody's, or A-1/AA by S&P. The Fitch Discount Factor applied to 2a-7 Money Market Funds will be 100% if the 2a-7 Money Market Funds are rated by Fitch and 115% if the 2a-7 Money Market Funds are not rated by Fitch. A Fitch Discount Factor of 100% will be applied to cash.

      (f) Other Securities:

      The Fitch Discount Factor with respect to securities other than those described above will be the percentage provided in writing by Fitch.

      (mm) "FITCH ELIGIBLE ASSET" shall mean the following:

      (a) Common Stock, Preferred Stock, and any debt security of REITs and Real Estate Companies.

      (b) Unrated debt securities issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends.

      (c) Interest rate swaps entered into according to International Swap Dealers Association standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

      (d) U.S. Treasury securities and U.S. Treasury Strips.

      (e) Short-Term Money Market Instruments as long as (i) such securities are rated at least F-1 by Fitch or the equivalent by another NRSRO, (ii) in the case of demand deposits, time deposits and overnight funds, the depository institution or supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, (iii) such securities are of 2a-7 Money Market Funds, (iv) such securities are repurchase agreements or (v) in all other cases, the supporting entity (1) is rated at least A by Fitch and the security matures in one month or (2) is rated at least AA by Fitch and matures within six months.

      (f) Cash (including, for this purpose, interest and dividends due on assets rated (i) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (ii) A or higher by Fitch if the payment is within thirty days of the Valuation Date (iii) A+ or higher by Fitch if the payment date is within the Exposure Period; provided, however, that such interest and dividends may, at the Fund's discretion, be discounted at the same rate as the related security or on such other basis as Fitch and the Fund may agree from time to time) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

      (nn) "FITCH HEDGING TRANSACTION" shall have the meaning specified in paragraph 13(b)(1) of Part I of these Articles Supplementary.

      (oo) RESERVED.

      (pp) "FORWARD COMMITMENTS" shall have the meaning specified in paragraph
(a)(iv) of Section 13 of Part I of these Articles Supplementary.

      (qq) "FUND" shall mean the entity named on the first page of these Articles Supplementary, which is the issuer of the Preferred Shares.

      (rr) RESERVED.

      (ss) "HOLDER" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

      (tt) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (uu) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

      (vv) "INITIAL RATE PERIOD" shall be the period from and including the Date of Original Issue to but excluding February 20, 2003, with respect to Series A Shares.

      (ww) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

      (xx) RESERVED.

      (yy) "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of these Articles Supplementary.

      (zz) "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

      (aaa) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined in accordance with the Pricing Procedures of the Neuberger Berman Funds.

      (bbb) RESERVED.

      (ccc) "MAXIMUM RATE" for shares of a series of Preferred Shares on any date on which the Applicable Rate is determined, the applicable percentage of the AA Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and Fitch subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

            Moody's                     Fitch                   Applicable
            Credit Rating             Credit Rating             Percentage
            -------------             -------------             -----------

            Aa3 or Above              AA- or Above               150%

            A3 or A1                  A- to A+                   160%

            Baa3 to Baa1              BBB- to BBB+               250%

            Below Baa3                Below BBB-                 275%

      (ddd) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for Series A Shares.

      (eee) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

      (fff) "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

      (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                        Discount Factor(1)(2)(3)
                                                        ------------------------

      Common Stock of REITs                                        154%

      Preferred Stock of REITs

          with Senior Implied or Unsecured Moody's (or Fitch)
          rating:                                                  154%

          without Senior Implied or Unsecured Moody's (or
          Fitch) rating:                                           208%

                                                        Discount Factor(1)(2)(3)
                                                        ------------------------

      Preferred Stock of Other Real Estate Companies

          with Senior Implied or Unsecured Moody's (or Fitch)
          rating:                                                 208%

          without Senior Implied or Unsecured Moody's (or Fitch)
          rating                                                  250%

      (1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification that exceed 30% of Moody's Eligible Assets but are not greater than 38% of Moody's Eligible Assets.

      (2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

      (3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

      (b) Debt Securities of REITs and Other Real Estate Companies(1):

      Maturity
      in Years    Aaa      Aa      A       Baa      Ba       B      Caa    NR(2)
      --------    ---      --      -       ---      --       -      ---    -----

         1        109%    112%    115%    118%     119%     125%    225%    250%

         2        115%    118%    122%    125%     127%     133%    225%    250%

         3        120%    123%    127%    131%     133%     140%    225%    250%

         4        126%    129%    133%    138%     140%     147%    225%    250%

         5        132%    135%    139%    144%     146%     154%    225%    250%

         7        139%    143%    147%    152%     156%     164%    225%    250%

         10       145%    150%    155%    160%     164%     173%    225%    250%

         15       150%    155%    160%    165%     170%     180%    225%    250%

         20       150%    155%    160%    165%     170%     190%    225%    250%

         30       150%    155%    160%    165%     170%     191%    225%    250%


      (1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

      (2) Unrated debt securities are limited to 10% of discounted Eligible Assets. If a security is unrated by Moody's but is rated by Fitch, a rating two numeric ratings below the Fitch rating will be used, e.g., where the Fitch rating is AAA, a Moody's rating of Aa2 will be used; where the Fitch rating is AA+, a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or Fitch, the Fund will use the percentage set forth under "NR" in this table.

      (c) U.S. Treasury Securities and U.S. Treasury Strips:

                                             U.S. Treasury       U.S. Treasury
                                             Securities Discount Strips
      Remaining Term to Maturity             Factor              Discount Factor
      --------------------------             ------------------- ---------------

      1 year or less                                 107%              107%

      2 years or less (but longer than 1 year)       113%              114%

      3 years or less (but longer than 2 year)       118%              120%

      4 years or less (but longer than 3 year)       123%              127%

      5 years or less (but longer than 4 year)       128%              133%

      7 years or less (but longer than 5 year        135%              145%

      10 years or less (but longer than 7 year)      141%              159%

      15 years or less (but longer than 10 year)     146%              184%

      20 years or less (but longer than 15 year)     154%              211%

      30 years or less (but longer than 20 year)     154%              236%

      (d) Short-Term Instruments and Cash. The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities and Short Term Money Market Instruments, other than 2a-7 Money Market Funds, will be (i) 100%, so long as such portfolio securities or repurchase agreements mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. The Moody's Discount Factor applied to 2a-7 Money Market Funds will be 100% if the 2a-7 Money Market Funds are rated by Moody's and 115% if the 2a-7 Money Market Funds are not rated by Moody's. A Moody's Discount Factor of 100% will be applied to cash.

      (ggg) "MOODY'S ELIGIBLE ASSETS" shall mean the following:

      (a) Common stock, preferred stock and any debt security of REITs and Real Estate Companies.

      (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 38% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

      (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

      (b) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

      (c) U.S. Treasury Securities and Treasury Strips;

      (d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution is rated at least A2, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements, or (E) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

      (e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date; provided, however, that such interest and dividends may, at the Fund's discretion, be discounted at the same rate as the related security or on such other basis as Moody's and the Fund may agree from time to time) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

      (hhh) "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of these Articles Supplementary.

      (iii) "MOODY'S REAL ESTATE INDUSTRY/PROPERTY SECTOR CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT"):

             1.  Office

             2.  Industrial

             3.  Mixed

             4.  Shopping Centers

             5.  Regional Malls

             6.  Free Standing

             7.  Apartments

             8.  Manufactured Homes

             9.  Diversified

             10. Lodging/Resorts

             11. Health Care

             12. Home Financing

             13. Commercial Financing

             14. Self Storage

             15. Specialty

      The Fund will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

      (jjj) RESERVED.

      (kkk) RESERVED.

      (lll) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

      (mmm) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of these Articles Supplementary) as of the last Business Day of each month, shall mean the last Business Day of the following month.

      (nnn) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

      (ooo) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary.

      (ppp) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of these Articles Supplementary.

      (qqq) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (rrr) "OTHER REAL ESTATE COMPANIES" shall mean companies that generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

      (sss) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

      (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

      (uuu) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

      (vvv) "POTENTIAL HOLDER," with respect to any series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional shares of such series.

      (www) "PREFERRED SHARES" shall have the meaning set forth on the first page of these Articles Supplementary.

      (xxx) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date (including Preferred Shares held by an Affiliate of the Fund but not Preferred Shares held by the Fund) multiplied by $25,000 (plus the product of the number of shares of any other series of preferred stock outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Preferred Shares outstanding from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

      (yyy) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of these Articles Supplementary) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

      (zzz) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

      (aaaa) "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Fund's pricing procedures.

      (bbbb) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on March 31, 2003.

      (cccc) RESERVED.

      (dddd) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of such shares that have a Moody's rating of Aaa (if Moody's is then rating the Preferred Shares) and a Fitch rating of AAA (if Fitch is then rating the Preferred Shares) and any Subsequent Rate Period, including any Special Rate Period, of Preferred Shares.

      (eeee) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of these Articles Supplementary or paragraph (b) of Section 4 of Part I of these Articles Supplementary.

      (ffff) "REIT," or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

      (gggg) "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of these Articles Supplementary.

      (hhhh) "REFERENCE RATE" shall mean, with respect to the determination of the Maximum Rate, the applicable AA Financial Composite Commercial Paper Rate, for a Rate Period of fewer than or equal to 270 days, or the applicable Treasury Index Rate, for a Rate Period of more than 270 days.

      (iiii) "REGISTRATION STATEMENT" shall mean the Fund's registration statement on Form N-2 (333-102218) ("Registration Statement"), as the same may be amended from time to time.

      (jjjj) "S&P" shall mean Standard & Poor's Ratings Services and its successors.

      (kkkk) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

      (llll) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (mmmm) "SHORT-TERM MONEY MARKET INSTRUMENTS" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

          (i) commercial paper rated A-1 or the equivalent if such commercial paper matures in 30 days or A-1+ or the equivalent if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii) overnight funds;

          (iv) U.S. Government Securities;

          (v) registered investment companies that are money market funds in compliance with Rule 2a-7 under the 1940 Act ("2a-7 Money Market Funds"); and

          (vi) overnight repurchase agreements.

      (nnnn) "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of these Articles Supplementary.

      (oooo) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of these Articles Supplementary.

      (pppp) "SUBMISSION DEADLINE" shall mean 1:00 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

      (qqqq) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (rrrr) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (ssss) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (tttt) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (uuuu) "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Dividend Payment Date for Preferred Shares and any period thereafter from and including one Dividend Payment Date for Preferred Shares to but excluding the next succeeding Dividend Payment Date for Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

      (vvvv) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer or such other entity designated by the Fund; provided, however, that none of such entities shall be a Commercial Paper Dealer.

      (wwww) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer or such other entity designated by the Fund; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

      (xxxx) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (yyyy) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

      (zzzz) "TREASURY FUTURES" shall have the meaning specified in paragraph
(a)(i) of Section 13 of Part I of these Articles Supplementary.

      (aaaaa) "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

      (bbbbb) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

      (ccccc) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

      (ddddd) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

      (eeeee) "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

      (fffff) "U.S. TREASURY STRIPS" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

      (ggggg) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

      (hhhhh) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of these Articles Supplementary.

      (iiiii) "WINNING BID RATE" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of these Articles Supplementary.

                                     PART I

      1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting the Series A Shares is 1,500 of which 1,260 shares will be issued on February 7, 2003.

      2. DIVIDENDS.

      (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with any other series of preferred stock as to the payment of dividends by the Fund.

      (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of a series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

      (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on Preferred Shares of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

      (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. Dividends shall be payable for the Initial Rate Period on February 20, 2003, with respect to Series A Shares, and, if declared by the Board of Directors (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series A Shares (each date being a "Dividend Payment Date"); provided, however, that:

      (i) if the day on which dividends would otherwise be payable on Preferred Shares is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day, and

      (ii) notwithstanding this paragraph (d) of Section 2, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 7 Rate Period Days, with respect to Series A Shares; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

      (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

      (i) DIVIDEND RATES. The dividend rate on shares of a series of Preferred

Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation." The initial dividend rate on any series of preferred stock subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Directors establishing such series. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if:

      (A) subject to Section 9 of Part 2, an Auction for any Subsequent Rate Period of a series of Preferred Shares is not held for any reason other than as described below or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any series being the subject of Submitted Hold Orders), then the dividend rate on the shares of such series for such Subsequent Rate Period will be the Maximum Rate of such series on the Auction Date therefor;

      (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph
(c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held, in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

      (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon,

Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period for shares of such series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-"); or

      (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 270 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held with respect to shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-").

      (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends on shares of such series shall be payable shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days for Series A Shares and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

      (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

      (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

      (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

      (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

      3. RESERVED.

      4. DESIGNATION OF SPECIAL RATE PERIODS.

      (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a special rate period consisting of a specified number of Rate Period Days, other than the number of Rate Period Days comprising a Minimum Rate Period, that is evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section 4 (each such period, a "Special Rate Period"). A designation of a Special Rate Period shall be effective only if
(A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of
Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) with such documents as either may request. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount.

      (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Thursday that is a Business Day in case of Series A Shares, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day in the case of Series A Shares.

      (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 7 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

      (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall deliver to the Auction Agent either:

      (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof,
(B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction (other than because all Outstanding shares of such series are subject to Submitted Hold Orders), (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the series in question) and Fitch Eligible Assets (if Fitch is then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) if applicable, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

      (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

      (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this
Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

      5. VOTING RIGHTS.

      (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Stockholders of the Fund, and (ii) the holders of outstanding shares of preferred stock, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the Stockholders of the Fund held for the election of Directors, the holders of outstanding shares of preferred stock, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors), each share of preferred stock, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Directors shall be divided into one or more classes, the Board of Directors shall determine to which class or classes the Directors elected by the holders of preferred stock shall be assigned and the holders of the preferred stock shall only be entitled to elect the Directors so designated as being elected by the holders of the preferred stock when their term shall have expired; provided, finally, that such Directors appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Directors. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and shares of preferred stock, including Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

      (b) VOTING FOR ADDITIONAL DIRECTORS.

      (i) VOTING PERIOD. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred stock, including Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of preferred stock, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

      (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding shares of preferred stock, including Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

      (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Fund.

      Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

      (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred stock, including Preferred Shares, to elect additional Directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed or on such other date as the Fund and the Auction Agent may agree. At any such special meeting and at each meeting of holders of preferred stock, including Preferred Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

      (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are Directors of the Fund at the time of a special meeting of Holders and holders of other shares of preferred stock of the Fund to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of shares of preferred stock of the Fund and the remaining incumbent Directors elected by the holders of the Common Shares and preferred stock, including Preferred Shares, shall constitute the duly elected Directors of the Fund.

      (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other shares of preferred stock of the Fund pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Directors shall constitute the Directors of the Fund and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this
Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

      (c) HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

      (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 13 of this Part I, the Board of Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or Fitch is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $65,000,000) or (b) amend, alter or repeal the provisions of the Charter, or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a share of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

      (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the Holders a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred stock of the Fund, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

      (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER APPROVAL. The Board of Directors may, without the vote or consent of the Holders of the Preferred Shares, or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of the Articles Supplementary viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Directors receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares):

Accountant's Confirmation       Moody's Eligible Assets
Annual Valuation Date           Moody's Hedging Transactions
Closing Transaction             Moody's Real Estate Industry/Property Sector
                                  Classification

Deposit Securities              1940 Act Cure Date
Discounted Value                1940 Act Preferred Shares Asset Coverage
Exposure Period                 Other Real Estate Company
Fitch Discount Factor           Preferred Shares Basic Maintenance Amount
Fitch Eligible Assets           Preferred Shares Basic Maintenance Cure Date
Fitch Hedging Transactions      Preferred Shares Basic Maintenance Report
Forward Commitments             Quarterly Valuation Date
Hedging Transactions            Real Estate Index
Independent Accountant          REIT
Market Value                    Treasury Futures
Moody's Discount Factor         Valuation Date

      In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred stock, including each series of Preferred Shares, or any other stockholder of the Fund, and without receiving any confirmation from any rating agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would meet the Preferred Shares Basic Maintenance Amount Test.

      (e) RELATIVE RIGHTS AND PREFERENCES. Unless otherwise required by law or provided elsewhere in the Charter, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

      (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

      (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 5.

      (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote any share of a series of Preferred Shares and no share of a series of Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of a series of Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

      6. 1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of a series of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage;

provided, however, that the redemption pursuant to Section 11(b) shall be the sole remedy in the event the Fund fails to do so.

      7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

      (a) So long as Preferred Shares are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares); provided, however, that the redemption pursuant to the redemption pursuant to Section 11(b) shall be the sole remedy in the event the Fund fails to do so.

      (b) On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after the last Business Day of each month. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

      (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Fund correctly determined in accordance with these Articles Supplementary whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report (and in such randomly selected Report), the Fund determined whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Articles Supplementary, with respect to the Fitch ratings on Real Estate Securities, the issuer name and issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Real Estate Securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Fund has satisfied the requirements of Section 13 of this Part I of these Articles Supplementary with respect to portfolio holdings as of the date of such Report (such confirmation is herein called the "Accountant's Confirmation"); provided, however, that the Accountant may base the conclusions related to (ii) through
(vi) above on a sample of at least 25 securities (or such other number of securities as the Accountant and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree from time to time).

      (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the shares of series in question) and Moody's (if Moody's is then rating the series in question) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

      (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) promptly following receipt by the Fund of such Accountant's Confirmation.

      (f) On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

      (g) On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event.

      8. RESERVED.

      9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

      (a) DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of stock of the Fund ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

      (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph
(a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

      10. RESERVED.

      11. REDEMPTION.

      (a) OPTIONAL REDEMPTION.

      (i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 250 shares of such series of Preferred Shares remain outstanding; (2) shares of a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

      (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

      (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

      (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

      (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal to the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred stock of the Fund. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference, if applicable, to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

      (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the Preferred Shares, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, or fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred stock the redemption or retirement of which would have had such result, all Preferred Shares and other preferred stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred stock (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred stock that are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those Preferred Shares and other preferred stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph
(b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

      (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for the shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

      (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

      (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

      (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates, if any, for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

      (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

      (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

      (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of the relevant series of Preferred Shares, and (ii) the Fund receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

      (k) PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE OF AN AUCTION. Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Fund to purchase or otherwise acquire any shares of each series of Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each series of Preferred Shares for which Notice of Redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any series of Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

      12. LIQUIDATION RIGHTS.

      (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of preferred stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

      (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Stockholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph
(b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

      (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

      (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

      (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any corporation nor the merger or consolidation of any corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

      13. FUTURES AND OPTIONS TRANSACTIONS; FORWARD COMMITMENTS.

      (a) If Moody's is rating any Preferred Shares, then:

      (i) For so long as any Preferred Shares are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the NAREIT Index (the "Real Estate Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

      (A) the Fund will not engage in any Moody's Hedging Transaction based on the Real Estate Index (other than transactions which terminate a futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")) which would cause the Fund at the time of such transaction to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

      (B) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold

      (I) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated at least Aa by Moody's (or, if not rated by Moody's, rated AAA by S&P), or

      (II) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all securities of Real Estate Companies constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's, rated A or AA by S&P) (for purpose of the foregoing clauses (I) and (II), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

      (C) the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

      (D) the Fund will not enter into an option on futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

      (ii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

      (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

      (I) Discounted Value and

      (II) the exercise price of the call option written by the Fund;

      (B) assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

      (C) assets subject to put options written by the Fund shall be valued at the lesser of:

      (I) the exercise price and

      (II) the Discounted Value of the subject security.

      (iii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:

      (A) 10% of the exercise price of a written call option;

      (B) the exercise price of any written put option;

      (C) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract;

      (D) where the Fund is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

      (E) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract and does not own the underlying contract; and

      (F) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

      (iv) For so long as any Preferred Shares are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(a)(ii) of this Part I), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

      (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

      (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

      For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

      (b) If Fitch is rating any Preferred Shares, then:

      (i) For so long as any Preferred Shares are rated by Fitch, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Fund may purchase or sell exchange-traded futures contracts based on the Real Estate Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

      (A) the Fund will not engage in any Fitch Hedging Transaction based on the Real Estate Index (other than Closing Transactions) which would cause the Fund at the time of such transactions to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction (as reported by The Wall Street Journal);

      (B) the Fund will not engage in any Fitch Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold

      (I) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AA by S&P), or

      (II) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Real Estate Securities constituting Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch, rated at least Baa by Moody's, or, if not rated by Moody's, rated at least A by S&P) (for purposes of the foregoing clauses (I) and (II), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

      (C) the Fund will engage in Closing Transactions to close any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

      (D) the Fund will not enter into an option on future transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

      (ii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

      (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

      (I) Discounted Value and

      (II) the exercise price of the call option written by the Fund;

      (B) assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

      (C) assets subject to put options written by the Fund shall be valued at the lesser of:

      (I) the exercise price and

      (II) the Discounted Value of the subject security.

      (iii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Fund:

      (A) 10% of the exercise price of a written call option;

      (B) the exercise price of any written put option;

      (C) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract;

      (D) where the Fund is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

      (E) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract and does not own the underlying contract; and

      (F) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

      (iv) For so long as any Preferred Shares are rated by Fitch, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are permitted under Section 13(b)(ii) of this
Part I), except that the Fund may enter into Forward Commitments, subject to the following limitation:

      (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

      (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

         For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

      (c) For so long as any Preferred Shares are outstanding and Moody's or Fitch or both are rating such shares, the Fund will not, unless it has received confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

      (i) borrow money, except that the Fund may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if

      (A) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

      (B) such borrowing

      (I) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or

      (II) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Fund at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

      (ii) except as provided in Section 5 of this Part I, issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any Preferred Shares previously purchased or redeemed by the Fund;

      (iii) engage in any short sales of securities;

      (iv) lend securities;

      (v) merge or consolidate into or with any other corporation or entity;

      (vi) change a pricing service (which has been designated by management or the Board of Directors); and

      (vii) enter into reverse repurchase agreements.

      In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

      14. MISCELLANEOUS.

      (a) AMENDMENT OF ANNEX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of these Articles Supplementary without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Articles Supplementary.

      (b) NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

      (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Preferred Shares that are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares.

      (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles Supplementary with respect to any series of Preferred Shares prior to the issuance of shares of such series.

      (e) HEADINGS NOT DETERMINATIVE. The headings contained in these Articles Supplementary are for convenience of reference only and shall not affect the meaning or interpretation of these Articles Supplementary.

      (f) NOTICES. All notices or communications, unless otherwise specified in the Bylaws of the Fund or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 14 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the Maryland General Corporation Law for notices of stockholders' meetings.


                                     PART II

      1. ORDERS.

      (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

      (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

      (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such series;

      (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

      (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

      (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

      (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

      (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

      (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this
Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

      (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

      (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

      (A) the number of Outstanding shares of such series specified in such Sell Order; or

      (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

      (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

      (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

      (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

      (c) No Order for any number of Preferred Shares other than whole shares shall be valid.


      2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

      (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

      (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

      (ii) the aggregate number of shares of such series that are the subject of such Order;

      (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

      (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

      (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

      (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

      (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

      (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

      (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

      (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

      (ii)(A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

      (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

      (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

      (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

      (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

      (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

      (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

      3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

      (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

      (i) the excess of the number of Outstanding Preferred Shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

      (ii) from the Submitted Orders for shares of such series whether:

      (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series exceeds or is equal to the sum of:

      (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

      (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

      (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

      (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

      (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

      would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

      (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

      (i) if Sufficient Clearing Bids for shares of such series exist, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

      (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

      (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the All Hold Rate.

      4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

      Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

      (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

      (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

      (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

      (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

      (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

      (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

      (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

      (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

      (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

      (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

      (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

      (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

      (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction

Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

      (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series.

      Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

      (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

      5. RESERVED.

      6. AUCTION AGENT.

      For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such

Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

      7. TRANSFER OF PREFERRED SHARES.

      Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

      8. GLOBAL CERTIFICATE.

      Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

      9. FORCE MAJEURE.

      (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

      (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date cannot be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

          IN WITNESS WHEREOF, NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. has caused these presents to be signed on February 3, 2003 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary and the said officers of the Fund acknowledge said instrument to be the corporate act of the Fund, and state under penalties of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to authorization and approval are true in all material respects.


                                        NEUBERGER REAL ESTATE INCOME FUND INC.



                                            /s/ Robert Conti
                                        -------------------------------
                                        Name:   Robert Conti
                                        Title:  Vice President







WITNESS:




    /s/ Claudia A. Brandon
------------------------------
Name:   Claudia A. Brandon
Title:  Secretary

                        FORM OF ARTICLES SUPPLEMENTARY OF

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

     NEUBERGER BERMAN REAL ESTATE INCOME FUND INC., a Maryland corporation, certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article Sixth of the Fund's Articles of Incorporation (which, as restated, amended or supplemented from time to time are, together with these Articles Supplementary, herein called the "Charter"), the Board of Directors has, by resolution, reclassified ___ authorized and unissued shares of common stock of the Fund as auction preferred shares of the Fund by increasing the number of shares of stock further classified as Series A Shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) from ____ to
----.

      SECOND: All of the authorized Series A Shares shall be subject in all respects to the preferences, voting powers, restrictions, qualifications, and terms and conditions of redemption applicable to shares of Series A Shares as provided in the Fund's Charter; provided, however, that the Initial Rate Period for such ___ additional shares shall be ____ days and the Applicable Rate for its Initial Rate Period shall be determined pursuant to a resolution of the Board of Directors.

      IN WITNESS WHEREOF, Neuberger Berman Real Estate Income Fund Inc. has caused these presents to be signed on October ___, 2003 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary.

                                    NEUBERGER BERMAN REAL ESTATE INCOME FUND
                                      INC.

                                    By: _______________________________
                                      Name:
                                     Title:


WITNESS:


----------------------------
Name:
Title:



      The undersigned President or a Vice President of Neuberger Berman Real Estate Income Fund Inc., who executed on behalf of the Fund the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Fund the foregoing Articles Supplementary to be the corporate act of the Fund, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.



                                    -------------------------------
                                     Name:
                                     Title:

                                                                      APPENDIX B

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER


      S&P CORPORATE BOND RATINGS:
      ---------------------------

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC - Bonds rated CC are currently highly vulnerable to nonpayment.

      C - Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      S&P COMMERCIAL PAPER RATINGS:
      -----------------------------

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

      A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

      B - Issues with this rating are regarded as having only speculative capacity for timely payment.

      C - This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.

      D - Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

      MOODY'S CORPORATE BOND RATINGS:
      -------------------------------

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      MOODY'S COMMERCIAL PAPER RATINGS:
      ---------------------------------

      PRIME-1 - Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.
PRIME-1 repayment ability will often be evidenced by the following characteristics:

-     Leading market positions in well-established industries.

-     High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2 - Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3 - Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME - Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

      Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

      FITCH INVESTMENT GRADE BOND RATINGS
      -----------------------------------

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

      PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

      NR: Indicates that Fitch does not rate the specific issue.

      WITHDRAWN: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

      RATING WATCH: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.

      FITCH HIGH YIELD BOND RATINGS
      -----------------------------

      BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

      B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

      CCC:  Bonds  have  certain  identifiable   characteristics  that,  if  not
remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

      CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

      C: Bonds are in imminent default in payment of interest or principal.

      DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

      PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `DDD,' `DD,' or `D' categories.

      NR: Indicates that Fitch does not rate the specific issue.

      CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

      FITCH INVESTMENT GRADE SHORT-TERM RATINGS
      -----------------------------------------

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F1+'.

      F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F1+' and `F1' ratings.

      F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      B:   Speculative.   Minimal  capacity  for  timely  payment  of  financial
commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D: Default. Issues assigned this rating are in actual or imminent payment default.

* * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      1.    Financial Statements:


            Report of Independent Auditors.

            Audited Statement of Assets and Liabilities.

            Unaudited Financial Statements.




      2.    Exhibits:

            a.    (1)   Articles of Incorporation. (Incorporated by reference to
                        the  Registrant's   Registration  Statement,  File  Nos.
                        333-99985 and 811-21200, filed on September 20, 2002)

                  (2) Articles Supplementary, dated February 3, 2003. (Filed herewith in Appendix A to the Statement of Additional Information, Part B of the Registrant's
                        Registration Statement)

                  (3) Form of Articles Supplementary. (Filed herewith in Appendix A to the Statement of Additional Information, Part B of the Registrant's Registration Statement)

            b. Amended and Restated Bylaws. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-102218 and 811-21200, filed on January 29, 2003)

            c.    None.

            d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the Bylaws.

            e. Dividend Reinvestment Plan with respect to the Registrant's common stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-102218 and 811-21200, filed on January 29, 2003)

            f.    None.

            g.    (1)   Management Agreement.  (Incorporated by reference to the
                        Registrant's    Registration   Statement,    File   Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

                  (2)   Sub-Advisory  Agreement.  (Incorporated  by reference to
                        the  Registrant's   Registration  Statement,  File  Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

            h.    (1)   Underwriting  Agreement with respect to the Registrant's
                        common   stock.   (Incorporated   by  reference  to  the
                        Registrant's    Registration   Statement,    File   Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

                  (2) Form of Master Agreement Among Underwriters with respect to the Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-99985 and 811-21200, filed on November 25, 2002)

                  (3) Form of Master Dealers Agreement with respect to the Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-99985 and 811-21200, filed on November 25, 2002)

                  (4) Underwriting Agreement with respect to the Registrant's first offering of preferred stock. (filed herewith)

                  (5) Form of Underwriting Agreement with respect to the Registrant's second offering of preferred stock. (filed herewith)

            i.    None.

            j.    Custodian   Contract.   (Incorporated   by  reference  to  the
                  Registrant's Registration Statement, File Nos. 333-102218 and 811-21200, filed on January 29, 2003)

            k.    (1)   Stock   Transfer  Agency  Agreement.  (Incorporated   by
                        reference to the Registrant's Registration Statement, File Nos. 333-102218 and 811-21200, filed on January
                        29, 2003)

                  (2)   Administration Agreement.  (Incorporated by reference to
                        the  Registrant's   Registration  Statement,  File  Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

                  (3)   Fee Waiver Agreement.  (Incorporated by reference to the
                        Registrant's    Registration   Statement,    File   Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

                  (4)   Auction   Agency   Agreement   with   respect   to   the
                        Registrant's preferred stock. (filed herewith)

                  (5) Broker-Dealer Agreement with respect to the Registrant's preferred stock. (filed herewith)

            l.    (1)   Opinion  and  Consent  of  Counsel  with  respect to the
                        Registrant's common stock. (Incorporated by reference to
                        Pre-Effective   Amendment  No.  2  to  the  Registrant's
                        Registration   Statement,   File  Nos.   333-99985   and
                        811-21200, filed on November 25, 2002)

                  (2) Opinion and Consent of Counsel with respect to the Registrant's first offering of preferred stock.
                        (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-102218 and 811-21200, filed on January 29, 2003)

                  (3) Opinion and Consent of Counsel with respect to the Registrant's second offering of preferred stock. (filed herewith)

            m.    None.

            n.    Consent of Independent Auditors. (filed herewith)

            o.    None.

            p. Letter of Investment Intent with respect to the Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-99985 and 811-21200, filed on November 25, 2002)

            q.    None.

            r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-99985 and 811-21200, filed on October 28, 2002)


ITEM 25.  MARKETING ARRANGEMENTS

      See form of Underwriting Agreement filed as Exhibit 2.h.(5) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:


      Securities and Exchange Commission Fees...............      $       825
      Rating Agency Fees....................................           20,000
      NASD, Inc. Fees   ....................................                -
      Federal Taxes     ....................................                -
      State Taxes and Fees..................................                -
      Printing and Engraving Expenses.......................           15,000
      Legal Fees        ....................................           40,000
      Director Fees     ....................................                -
      Accounting Expenses...................................           15,000
      Miscellaneous Expenses................................            2,500
                                                                   -------------

            Total       ....................................           93,325
                                                                   =============

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                                                            NUMBER OF  RECORD
                                                           SHAREHOLDERS AS OF
          TITLE OF CLASS                                    OCTOBER 20, 2003
          --------------                                    ----------------

Shares of common stock, par value $0.0001 per share                 5

Shares of preferred stock, par value $0.0001 per share              1


ITEM 29.  INDEMNIFICATION

      Article Twelfth of the Registrant's Articles of Incorporation and Article IX of the Registrant's Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors.
Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended ("1940 Act"), which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Sections 9.1 and 9.2 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Management Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Management Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Management Agreement.

      Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Sub-Advisory Agreement, Neuberger Berman will not be subject to liability for any act or omission or any loss suffered by the Registrant or its security holders in connection with the matters to which the Sub-Advisory Agreement relates.

      Sections  11.1  and  11.2  of the  Administration  Agreement  between  the
Registrant and NB Management provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Administration Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Administration Agreement.

      Section 9(a) of the Underwriting Agreements among the Registrant, NB Management, Neuberger Berman and A.G. Edwards & Sons, Inc., as representative of the several underwriters, provides that the Registrant, NB Management and Neuberger Berman, jointly and severally, agree to indemnify and hold harmless each of A.G. Edwards & Sons, Inc. and each other Underwriter (as defined in the Underwriting Agreements) and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any Sales Material (each as defined in the Underwriting Agreements) (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, (except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriter Information); provided, however, that the foregoing indemnification contained in this paragraph (a) with respect to the Red Herring Preliminary Prospectus (as defined in the Underwriting Agreements) (or any amendment or supplement thereto) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if it is shown that a copy of any such amendment or supplement to the Red Herring Preliminary Prospectus or of the Prospectus (which term as used in this proviso shall not include any statement of additional information unless specifically requested by such person) was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations (as defined in the Underwriting Agreements) and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Red Herring Preliminary Prospectus was corrected in the supplement or amendment to the Red Herring Preliminary Prospectus or in the Prospectus, provided that the Fund has delivered such supplements or amendments or the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit proper delivery or sending. The foregoing indemnity agreement shall be in addition to any liability that the Fund, the Adviser or the Sub-Adviser may otherwise have.

      Section 9(c) of the Underwriting Agreements provides that each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Registrant, NB Management and Neuberger Berman, their directors, members or managers, any officers of the Registrant who sign the Registration Statement and any person who controls the Registrant, NB Management or Neuberger Berman within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Registrant, NB Management and Neuberger Berman to each Underwriter, but only with respect to the Underwriter Information (as defined in the Underwriting Agreements) relating to such Underwriter. The foregoing indemnity agreement shall be in addition to any liability that the Underwriters may otherwise have.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------


Claudia Brandon                  Secretary, Neuberger Berman Advisers
Vice President, Neuberger        Management Trust; Secretary, Neuberger Berman
Berman since 2002; Employee,     Equity Funds; Secretary, Neuberger Berman
Neuberger Berman since 1999;     Income Funds; Secretary, Neuberger Berman
Vice President/Mutual Fund       Real Estate Income Fund Inc.; Secretary,
Board Relations, NB Management   Neuberger Berman Intermediate Municipal Fund
since May 2000; Vice President,  Inc.; Secretary, Neuberger Berman New York
NB Management from 1986-1999.    Intermediate Municipal Fund Inc.; Secretary,
                                 Neuberger Berman California Intermediate
                                 Municipal Fund Inc.; Secretary, Neuberger
                                 Berman Realty Income Fund Inc.; Secretary,
                                 Neuberger Berman Income Opportunity Fund
                                 Inc.; Secretary, Neuberger Berman Real Estate
                                 Securities Income Fund Inc.

Thomas J. Brophy                 None.
Managing Director, Neuberger
Berman; Vice President, NB
Management since March 2000.

Steven R. Brown                  Portfolio Manager, Neuberger Berman Real
Managing Director, Neuberger     Estate Income Fund Inc.; Portfolio Manager,
Berman; Vice President, NB       Neuberger Berman Realty Income Fund Inc.;
Management since 2002.           Portfolio Manager, Neuberger Berman Income
                                 Opportunity Fund Inc.; Portfolio Manager,
                                 Neuberger Berman Real Estate Securities
                                Income Fund Inc.

Lori Canell                      None.
Managing Director, Neuberger
Berman; Vice President, NB
Management.

Valerie Chang                    None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------

Brooke A. Cobb                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

Robert Conti                     Vice President, Neuberger Berman Income
Vice President, Neuberger        Funds; Vice President, Neuberger Berman
Berman; Senior Vice President,   Equity Funds; Vice President, Neuberger
NB Management since November     Berman Advisers Management Trust; Vice
2000; Treasurer, NB Management   President, Neuberger Berman Real Estate
until May 2000.                  Income Fund Inc.; Vice President, Neuberger
                                 Berman Intermediate Municipal Fund Inc.; Vice
                                 President Neuberger Berman New York
                                 Intermediate Municipal Fund Inc.; Vice
                                 President, Neuberger Berman California
                                 Intermediate Municipal Fund Inc.; Vice
                                 President, Neuberger Berman Realty Income
                                 Fund Inc.; Vice President, Neuberger Berman
                                 Income Opportunity Fund Inc.; Vice President,
                                 Neuberger Berman Real Estate Securities
                                 Income Fund Inc.

Robert W. D'Alelio               None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

Ingrid Dyott                     None.
Vice President, Neuberger
Berman; Vice President,
NB Management.

Michael F. Fasciano              President, Fasciano Company Inc. until March
Managing Director, Neuberger     2001; Portfolio Manager, Fasciano Fund Inc.
Berman since March 2001; Vice    until March 2001.
President, NB Management since
March 2001.

Robert S. Franklin               None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------


Brian P. Gaffney                 Vice President, Neuberger Berman Income
Managing Director, Neuberger     Funds; Vice President, Neuberger Berman
Berman since 1999, Senior Vice   Equity Funds; Vice President, Neuberger
President, NB Management since   Berman Advisers Management Trust; Vice
November 2000; Vice President,   President, Neuberger Berman Real Estate
NB Management from April 1997    Income Fund Inc.; Vice President, Neuberger
through November 1999.           Berman Intermediate Municipal Fund Inc.; Vice
                                 President Neuberger Berman New York
                                 Intermediate Municipal Fund Inc.; Vice
                                 President, Neuberger Berman California
                                 Intermediate Municipal Fund Inc.; Vice
                                 President, Neuberger Berman Realty Income
                                 Fund Inc.; Vice President, Neuberger Berman
                                 Income Opportunity Fund Inc.; Vice President,
                                 Neuberger Berman Real Estate Securities
                                 Income Fund Inc.

Robert I. Gendelman              None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

Thomas E. Gengler, Jr.           None.
Senior Vice President,
Neuberger Berman since February
2001, prior thereto, Vice
President, Neuberger Berman
since 1999; Senior Vice
President, NB Management since
March 2001 prior thereto, Vice
President, NB Management.

Theodore P. Giuliano             None.
Vice President (and Director
until February 2001),
NB Management; Managing
Director, Neuberger Berman.

Kevin Handwerker                 Senior Vice President, General Counsel and
Senior Vice President, General   Secretary, Neuberger Berman Inc.
Counsel and Secretary,
Neuberger Berman.

Joseph K. Herlihy                Treasurer, Neuberger Berman Inc.
Senior Vice President,
Treasurer, Neuberger Berman;
Treasurer, NB Management.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------

Barbara R. Katersky              None.
Senior Vice President,
Neuberger Berman; Senior Vice
President, NB Management.

Robert B. Ladd                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

Kelly M. Landron                 None.
Vice President, NB Management
Inc. since March 2000.

Jeffrey B. Lane                  Director, Chief Executive Officer and
Chief Executive Officer and      President, Neuberger Berman Inc.; Director,
President, Neuberger Berman;     Neuberger Berman Trust Company from June 1999
Director, NB Management since    until November 2000.
February 2001.

Michael F. Malouf                None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.


Robert Matza                     Executive Vice President, Chief Operating
Executive Vice President and     Officer and Director, Neuberger Berman Inc.
Chief Operating Officer,         since January 2001, prior thereto, Executive
Neuberger Berman since           Vice President, Chief Administrative Officer
January 2001, prior thereto,     and Director, Neuberger Berman Inc.
Executive Vice President and
Chief Administrative Officer,
Neuberger Berman; Director,
NB Management since April
2000.

Ellen Metzger                    Assistant Secretary, Neuberger Berman Inc.
Vice President, Neuberger        since 2000.
Berman; Secretary,
NB Management.

Arthur Moretti                   Managing Director, Eagle Capital from January
Managing Director, Neuberger     1999 until June 2001.
Berman since June 2001; Vice
President, NB Management since
June 2001.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------

S. Basu Mullick                  None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

Janet W. Prindle                 Director, Neuberger Berman National Trust
Managing Director, Neuberger     Company since January 2001; Director
Berman; Vice President,          Neuberger Berman Trust Company of Delaware
NB Management.                   since April 2001.

Kevin L. Risen                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.


Jack L. Rivkin                   Executive Vice President, Neuberger Berman
Executive Vice President,        Inc.; President and Director, Neuberger
Neuberger Berman.                Berman Real Estate Income Fund Inc.;
                                 President and Director, Neuberger Berman
                                 Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman New York
                                 Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman California
                                 Intermediate Municipal Fund Inc.; President and Trustee, Neuberger Berman Advisers
                                 Management Trust; President and Trustee,
                                 Neuberger Berman Equity Funds; President and
                                 Trustee, Neuberger Berman Income Funds;
                                 President and Director, Neuberger Berman
                                 Realty Income Fund Inc.; President and
                                 Director, Neuberger Berman Income Opportunity
                                 Fund Inc.; President and Director, Neuberger
                                 Berman Real Estate Securities Income Fund Inc.

Benjamin E. Segal                None.
Managing Director, Neuberger
Berman since November 2000,
prior thereto, Vice President,
Neuberger Berman; Vice
President, NB Management.

Jennifer Silver                  None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------

Kent C. Simons                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

Matthew S. Stadler               Senior Vice President and Chief Financial
Senior Vice President and        Officer, Neuberger Berman Inc. since August
Chief Financial Officer,         2000; Senior Vice President and Chief Financial
Neuberger Berman since           Officer, National Discount Brokers Group from
August 2000, prior thereto,      May 1999 until October 1999.
Controller, Neuberger Berman
from November 1999 to August
2000; Senior Vice President
and Chief Financial Officer,
NB Management since August
2000.

Heidi S. Steiger                 Executive Vice President and Director,
Executive Vice President,        Neuberger Berman Inc.; Chair and Director,
Neuberger Berman; Director, NB   Neuberger Berman National Trust Company since
Management since February 2001.  January 2001; Director, Neuberger Berman
                                 Trust Company of Delaware  since  February 2000
                                 (and  Chair  until  January  2001);   Director,
                                 Neuberger  Berman Trust Company until September
                                 2001  (and  Chair  from  September  1999  until
                                 January 2001).

NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------


Peter E. Sundman                 Executive Vice President and Director,
President and Director,          Neuberger Berman Inc.; Chairman of the Board,
NB Management; Executive Vice    Chief Executive Officer and Trustee,
President, Neuberger Berman.     Neuberger Berman Income Funds; Chairman of
                                 the Board, Chief Executive Officer and Trustee,
                                 Neuberger  Berman  Advisers  Management  Trust;
                                 Chairman of the Board,  Chief Executive Officer
                                 and  Trustee  Neuberger  Berman  Equity  Funds;
                                 Chairman of the Board,  Chief Executive Officer
                                 and  Director,  Neuberger  Berman  Real  Estate
                                 Income Fund Inc.;  Chairman of the Board, Chief
                                 Executive   Officer  and  Director,   Neuberger
                                 Berman   Intermediate   Municipal   Fund  Inc.;
                                 Chairman of the Board,  Chief Executive Officer
                                 and   Director,   Neuberger   Berman  New  York
                                 Intermediate  Municipal Fund Inc.;  Chairman of
                                 the  Board,   Chief   Executive   Officer   and
                                 Director,     Neuberger    Berman    California
                                 Intermediate  Municipal Fund Inc.;  Chairman of
                                 the  Board,   Chief   Executive   Officer   and
                                 Director,  Neuberger  Berman Realty Income Fund
                                 Inc.;  Chairman of the Board,  Chief  Executive
                                 Officer and Director,  Neuberger  Berman Income
                                 Opportunity  Fund Inc.;  Chairman of the Board,
                                 Chief Executive Officer and Director, Neuberger
                                 Berman Real Estate Securities Income Fund Inc.

Judith M. Vale                   None.
Managing Director, Neuberger
Berman; Vice President,
NB Management.

Catherine Waterworth             None.
Vice President, Neuberger
Berman; Vice President,
NB Management.

Allan R. White, III              None.
Managing Director, Neuberger
Berman; Vice President, NB
Management.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

      All  accounts,  books and other  documents  required to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of its custodian and accounting agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its transfer agent, The Bank of New York, 1 Wall Street, New York, New York 10286, except for the Registrant's Articles of Incorporation and Bylaws, minutes of meetings of the Registrant's Directors and stockholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

ITEM 32.  MANAGEMENT SERVICES

      None.

ITEM 33.  UNDERTAKINGS

      1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

          (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

          (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      2.  N/A

      3.  N/A

      4.  N/A

      5.  The Registrant hereby undertakes:

          (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 21st day of October 2003.

                                          NEUBERGER BERMAN REAL ESTATE
                                          INCOME FUND INC.


                                          By:  /s/ Jack L. Rivkin
                                               -------------------------------
                                                Name:  Jack L. Rivkin*
                                                Title: President and Director

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                      DATE
---------                             -----                      ----

                              Chairman of the Board,       October 21, 2003
                             Chief Executive Officer
/s/ Peter E. Sundman               and Director
----------------------------
Peter E. Sundman*

/s/ Jack L. Rivkin            President and Director       October 21, 2003
----------------------------
Jack L. Rivkin*

                             Treasurer and Principal       October 21, 2003
                            Financial and Accounting
/s/ Barbara Muinos                   Officer
----------------------------
Barbara Muinos

/s/ John Cannon                      Director              October 21, 2003
----------------------------
John Cannon*

/s/ Faith Colish                     Director              October 21, 2003
----------------------------
Faith Colish*

/s/ Walter G. Ehlers                 Director              October 21, 2003
----------------------------
Walter G. Ehlers*

/s/ C. Anne Harvey                   Director              October 21, 2003
----------------------------
C. Anne Harvey*

SIGNATURE                             TITLE                      DATE
---------                             -----                      ----

/s/ Barry Hirsch                     Director              October 21, 2003
----------------------------
Barry Hirsch*

/s/ Robert A. Kavesh                 Director              October 21, 2003
----------------------------
Robert A. Kavesh*

/s/ Howard A. Mileaf                 Director              October 21, 2003
----------------------------
Howard A. Mileaf*

/s/ Edward I. O'Brien                Director              October 21, 2003
----------------------------
Edward I. O'Brien*

/s/ John P. Rosenthal                Director              October 21, 2003
----------------------------
John P. Rosenthal*

/s/ William E. Rulon                 Director              October 21, 2003
----------------------------
William E. Rulon*

/s/ Cornelius T. Ryan                Director              October 21, 2003
----------------------------
Cornelius T. Ryan*

/s/ Tom Decker Seip                  Director              October 21, 2003
----------------------------
Tom Decker Seip*

/s/ Candace L. Straight              Director              October 21, 2003
----------------------------
Candace L. Straight*

/s/ Peter P. Trapp                   Director              October 21, 2003
----------------------------
Peter P. Trapp*

*Signatures affixed by Arthur C. Delibert on October 21, 2003 pursuant to a power of attorney, which is filed herewith.

                                POWER OF ATTORNEY

NEUBERGER BERMAN REAL ESTATE INCOME FUND INC., a Maryland corporation (the "Fund"), and each of its undersigned officers and directors hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert, Lori L. Schneider, Jennifer R. Gonzalez and Fatima S. Sulaiman (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Fund's registration statement on Form N-2 and any and all amendments to such registration statement of the Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of the shares of capital stock of the Fund, such registration statement and any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned officers and directors itself/themselves might or could do.

NEUBERGER BERMAN REAL ESTATE INCOME FUND INC. has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and directors have hereunto set their hands and seals at New York, New York this 6th day of August, 2003.


                                   NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.


                                   By:  /s/ Jack L. Rivkin
                                   --------------------------------
                                            Jack L. Rivkin
                                            President and Director

[SEAL]

ATTEST:


/s/ Claudia A. Brandon
-----------------------------
Claudia A. Brandon,
Secretary


[Signatures Continued on Next Page]

            Signature                        Title
            ---------                        -----

/s/ John Cannon                             Director
------------------------------------
John Cannon

/s/ Faith Colish                            Director
------------------------------------
Faith Colish

/s/ Walter G. Ehlers                        Director
------------------------------------
Walter G. Ehlers

/s/ C. Anne Harvey                          Director
------------------------------------
C. Anne Harvey

/s/ Barry Hirsch                            Director
------------------------------------
Barry Hirsch

/s/ Robert A. Kavesh                        Director
------------------------------------
Robert A. Kavesh

/s/ Howard A. Mileaf                        Director
------------------------------------
Howard A. Mileaf

/s/ Edward I. O'Brien                       Director
------------------------------------
Edward I. O'Brien

/s/ Jack L. Rivkin                          President and Director
------------------------------------
Jack L. Rivkin

/s/ John P. Rosenthal                       Director
------------------------------------
John P. Rosenthal

/s/ William E. Rulon                        Director
------------------------------------
William E. Rulon

/s/ Cornelius T. Ryan                       Director
------------------------------------
Cornelius T. Ryan

/s/ Tom Decker Seip                         Director
------------------------------------
Tom Decker Seip

/s/ Candace L. Straight                     Director
------------------------------------
Candace L. Straight

/s/ Peter E. Sundman                        Chairman of the Board, Chief
------------------------------------        Executive Officer and Director
Peter E. Sundman

/s/ Peter P. Trapp                          Director
------------------------------------
Peter P. Trapp

                NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

                                  EXHIBIT INDEX

         EXHIBIT  DOCUMENT DESCRIPTION
         -------  --------------------

            a.    (1)   Articles of Incorporation. (Incorporated by reference to
                        the  Registrant's   Registration  Statement,  File  Nos.
                        333-99985 and 811-21200, filed on September 20, 2002)

                  (2) Articles Supplementary, dated February 3, 2003. (Filed herewith in Appendix A to the Statement of Additional Information, Part B of the Registrant's
                        Registration Statement)

                  (3) Form of Articles Supplementary. (Filed herewith in Appendix A to the Statement of Additional Information, Part B of the Registrant's Registration Statement)

            b. Amended and Restated Bylaws. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-102218 and 811-21200, filed on January 29, 2003)

            c.    None.

            d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the Bylaws.

            e. Dividend Reinvestment Plan with respect to the Registrant's common stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-102218 and 811-21200, filed on January 29, 2003)

            f.    None.

            g.    (1)   Management Agreement.  (Incorporated by reference to the
                        Registrant's    Registration   Statement,    File   Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

                  (2)   Sub-Advisory  Agreement.  (Incorporated  by reference to
                        the  Registrant's   Registration  Statement,  File  Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

            h.    (1)   Underwriting  Agreement with respect to the Registrant's
                        common   stock.   (Incorporated   by  reference  to  the
                        Registrant's    Registration   Statement,    File   Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

                  (2) Form of Master Agreement Among Underwriters with respect to the Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-99985 and 811-21200, filed on November 25, 2002)

                  (3) Form of Master Dealers Agreement with respect to the Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's

                        Registration   Statement,   File  Nos.   333-99985   and
                        811-21200, filed on November 25, 2002)

                  (4) Underwriting Agreement with respect to the Registrant's first offering of preferred stock. (filed herewith)

                  (5) Form of Underwriting Agreement with respect to the Registrant's second offering of preferred stock. (filed herewith)

            i.    None.

            j.    Custodian   Contract.   (Incorporated   by  reference  to  the
                  Registrant's Registration Statement, File Nos. 333-102218 and 811-21200, filed on January 29, 2003)

            k.    (1)   Stock  Transfer  Agency   Agreement.   (Incorporated  by
                        reference to the  Registrant's  Registration  Statement,
                        File Nos. 333-102218 and 811-21200, filed on January 29,
                        2003)

                  (2)   Administration Agreement.  (Incorporated by reference to
                        the  Registrant's   Registration  Statement,  File  Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

                  (3)   Fee Waiver Agreement.  (Incorporated by reference to the
                        Registrant's    Registration   Statement,    File   Nos.
                        333-102218 and 811-21200, filed on January 29, 2003)

                  (4)   Auction   Agency   Agreement   with   respect   to   the
                        Registrant's preferred stock. (filed herewith)

                  (5) Broker-Dealer Agreement with respect to the Registrant's preferred stock. (filed herewith)

            l.    (1)   Opinion  and  Consent  of  Counsel  with  respect to the
                        Registrant's common stock. (Incorporated by reference to
                        Pre-Effective   Amendment  No.  2  to  the  Registrant's
                        Registration   Statement,   File  Nos.   333-99985   and
                        811-21200, filed on November 25, 2002)

                  (2) Opinion and Consent of Counsel with respect to the Registrant's first offering of preferred stock.
                        (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-102218 and 811-21200, filed on January 29, 2003)

                  (3) Opinion and Consent of Counsel with respect to the Registrant's second offering of preferred stock. (filed herewith)

            m.    None.

            n.    Consent of Independent Auditors. (filed herewith)

            o.    None.

            p. Letter of Investment Intent with respect to the Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-99985 and 811-21200, filed on November 25, 2002)

            q.    None.

            r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-99985 and 811-21200, filed on October 28, 2002)